UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04852

Victory Portfolios
(Exact name of registrant as specified in charter)

4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio			44144
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-539-3863

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2019

Item 1. Reports to Stockholders.

October 31, 2019

Annual Report

Victory Diversified Stock Fund

Victory NewBridge Large Cap Growth Fund

Victory Special Value Fund

Victory Strategic Allocation Fund

Victory INCORE Fund for Income

Victory INCORE Investment Grade Convertible Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Victory Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Victory Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change; and you need not take any action. You may elect to receive shareholder reports and other communications from the Victory Funds or your financial intermediary electronically by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-539-3863 or by sending an e-mail request to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Victory Funds, you can call 800-539-3863 or send an e-mail request to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all Victory Funds you hold directly or through your financial intermediary.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

Table of Contents

Shareholder Letter (unaudited)	4
Fund Review and Commentary (unaudited)	6
Financial Statements
Victory Diversified Stock Fund
Schedule of Portfolio Investments	23
Statements of Assets and Liabilities	37-38
Statements of Operations	41
Statements of Changes in Net Assets	43-45
Financial Highlights	50-53
Victory NewBridge Large Cap Growth Fund
Schedule of Portfolio Investments	26
Statements of Assets and Liabilities	37-38
Statements of Operations	41
Statements of Changes in Net Assets	43-45
Financial Highlights	54-55
Victory Special Value Fund
Schedule of Portfolio Investments	28
Statements of Assets and Liabilities	37-38
Statements of Operations	41
Statements of Changes in Net Assets	43-45
Financial Highlights	56-57
Victory Strategic Allocation Fund
Schedule of Portfolio Investments	31
Statements of Assets and Liabilities	39-40
Statements of Operations	42
Statements of Changes in Net Assets	46-48
Financial Highlights	58-59
Victory INCORE Fund for Income
Schedule of Portfolio Investments	32
Statements of Assets and Liabilities	39-40
Statements of Operations	42
Statements of Changes in Net Assets	46-48
Financial Highlights	60-63
Victory INCORE Investment Grade Convertible Fund
Schedule of Portfolio Investments	34
Statements of Assets and Liabilities	39-40
Statements of Operations	42
Statements of Changes in Net Assets	46-48
Financial Highlights	64-65
Notes to Financial Statements	66
Report of Independent Registered Public Accounting Firm	81

Supplemental Information
Trustee and Officer Information	82
Proxy Voting and Portfolio Holdings Information	85
Expense Examples	85
Additional Federal Income Tax Information	87
Privacy Policy (inside back cover)

The Funds are distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

This page is intentionally left blank.

Victory Funds Letter to Shareholders

Dear Shareholder,

The past year has been anything but dull for investors. On one hand there are numerous factors that could have (and still might) derail the longest-ever bull market in U.S. equities. Yet stocks remained resilient throughout the most recent annual reporting period ended October 31, 2019, and despite periods of tumult, the bull market has endured.

The S&P 500® Index managed to post impressive gains of nearly 14% for the 12-months ended October 31, 2019, bouncing back smartly after a precipitous drop late in 2018. The move higher supports the notion that underlying fundamentals of U.S. companies drive performance, rather than the political rancor and headline fears that often capture the attention of investors. As just one example, approximately three quarters of S&P 500 companies exceeded earnings expectations in the most recent quarter ended September 30, 2019, according to FactSet.

Perhaps we should not be surprised at the positive earnings news given that the domestic economy remains on solid footing. Robust job creation, near-record low unemployment, and steady consumer spending continue and offer reasons for further optimism. Meanwhile, inflation remains muted and the U.S. Federal Reserve (the "Fed") has taken an accommodative stance (ever since its abrupt pivot in late 2018). In fact, the Fed has cut interest rates by a total of 0.75% over the past three meetings in July, September, and October. There is evidence that the Fed may move further in its attempt to aid and extend the economic expansion, which is likely to be welcomed by equities.

Still, it is important to remember that it has not been smooth sailing for investors. In addition to a steep drawdown late last year, in August 2019 the yield on 10-year U.S. Treasuries fell below the 2-year yield. Such an inversion not only created challenges for fixed-income investors, but it caused quite the commotion since it is heralded as a possible harbinger for recession. Since then, however, the yield curve has returned to its more normal upward slope.

Another factor periodically roiling markets has been U.S. trade policy. As we approached the end of the Funds' annual reporting period, optimism abounded regarding a resolution to the trade dispute, and domestic stocks were again flirting with record highs. However, the recent trade turmoil is still a wildcard without a clear resolution, and any prolonged uncertainty could impact economic growth both domestically and globally.

So while the most recent annual reporting period was constructive for most stock markets, ample risks remain. Yet it is these very risks — these cross-currents — that create pricing dislocations. This is an environment in which we believe our Victory Capital independent investment franchises can thrive.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

Victory Equity Funds (Unaudited)

Victory Diversified Stock Fund

Portfolio Holdings

As a Percentage of Total Investments

Commentary

The Victory Diversified Stock Fund (the "Fund") seeks to provide long-term growth of capital. For the fiscal year ended October 31, 2019, the Fund delivered a total return of 12.27% (Class A Shares at net asset value), underperforming the S&P 500® Index (the "Index"), which had a return of 14.33%. Recent relative performance has shown improvement, and relative performance since the start of the second half of this fiscal year (since the end of April) has been slightly positive. For the fiscal year ended October 31, 2019, the Fund's smaller size, value-tilt, and positive beta/volatility exposure detracted from results, as did sector allocation (cash drag, overweight Financials, underweight Real Estate). Good stock selection in Consumer Discretionary, Energy, and Communication Services was offset by challenges in Health Care, Financials, and Industrials.

In Consumer Discretionary, the Fund's outperformance was mostly driven by its retail holdings, with Target Corporation, the U.S.-based general merchandise retailer with approximately 1,800 stores nationally, one of our top performers. We believe the company is one of the few winners in an otherwise tough retail environment, recently posting a strong beat-and-raise quarter highlighted by strong same-store-sales and double-digit EPS growth. In Energy, the Fund benefited both from its underweight positioning in exploration & production/equipment names as well as good performance from its positions in refiners Phillips 66 and Valero Energy Corp. Demand and prices for refined products have held up reasonably well in the United States, while cash flow and capital allocation stability also improve the attractiveness of the group relative to other Energy industries. At the same time, weakening global growth continues to weigh on the demand outlook for crude oil, while we have generally seen disappointing production results coupled with higher-than-expected capital expenditure spending within the exploration & production space. In Communication Services, the Fund's outperformance was driven by its holdings in Nexstar Broadcasting Group, Inc., ("Nexstar") one of the largest owners of broadcast television stations in the United States. Nexstar performed well last year on strong political ad spend and an accretive acquisition of Tribune Publishing Company. The Fund sold its shares in early May after a strong run up in the stock price.

In Health Care, the Fund had some industry headwinds, mostly from its overweight positioning in managed care and facilities names due to ongoing regulatory concerns heading into the 2020 election (i.e. "Medicare for All"). In Financials, performance was hampered by the Fund's overweight position in regional banks, investment banks, and asset management, none of which held up well as concerns manifested around economic growth and lower interest rates. Selection challenges in Industrials was mostly due to the Fund's position in Comfort Systems USA, Inc., a business services provider focused on HVAC, fire protection, electrical system, and plumbing. The company reported a disappointing quarter and reset revenue and gross margin expectations. Given the challenging manufacturing backdrop

Victory Equity Funds (Unaudited)

Victory Diversified Stock Fund (continued)

(largest end market) coupled with weak Architecture Billings Index (ABI) readings, we believe business momentum will be challenged over the near-term and exited our position in the company.

At period end, the Fund had overweight allocations to the Technology, Communication Services, and Industrials sectors. Within Technology, the Fund's largest active industry weights are in distribution, system software, and data processing. In Communication Services, the Fund had large overweight allocations in interactive media, wireless telecommunications, and cable & satellite. In Industrials, our biggest active weights are in construction & engineering and trading companies & distributors. The Fund maintained underweight allocations to the Utilities, Health Care, Materials, Financials, and Real Estate sectors. Overall, the style had positive exposure to growth, earnings yield, and highly profitable companies, with a smaller size bias.

Victory Equity Funds (Unaudited)

Victory Diversified Stock Fund (continued)

Average Annual Total Return

Year Ended October 31, 2019

	Class A		Class C		Class I	Class R	Class R6	Class Y
INCEPTION DATE	10/28/89		3/1/02		8/31/07	3/26/99	3/3/14	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	S&P 500 Index(1)
One Year	12.27%	5.83%	11.19%	10.22%	12.52%	11.90%	12.58%	12.53%	14.33%
Three Year	11.84%	9.65%	10.87%	10.87%	12.12%	11.53%	12.17%	12.08%	14.91%
Five Year	7.04%	5.77%	6.13%	6.13%	7.32%	6.73%	7.36%	7.26%	10.78%
Ten Year	10.31%	9.66%	9.39%	9.39%	10.61%	10.00%	N/A	N/A	13.70%
Since Inception	9.85%	9.63%	5.86%	5.86%	6.25%	6.24%	7.98%	10.15%	N/A
Expense Ratios
Gross	1.05%		1.89%		0.79%	1.34%	1.21%	1.13%
With Applicable Waivers	1.05%		1.89%		0.79%	1.34%	0.78%	0.86%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2019, as may be supplemented. Additional information pertaining to the Fund's expense ratios as of October 31, 2019 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Diversified Stock Fund — Growth of $10,000

(1)The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Equity Funds (Unaudited)

Victory NewBridge Large Cap Growth Fund

Portfolio Holdings

As a Percentage of Total Investments

Commentary

For the fiscal year ended October 31, 2019, the Victory NewBridge Large Cap Growth Fund (the "Fund") had a return of 4.56% (Class A shares at net asset value) while the Russell 1000® Growth Index (the "Index"), the Fund's benchmark, returned 17.10%.

The U.S. equity market recovered admirably in 2019 following a significant sell-off in the fourth calendar quarter of 2018. The slide in equity securities that began in October 2018 persisted in November and December with the Index down another 8.91% in those two months. Concerns regarding tightening by the U.S. Federal Reserve ("Fed") and escalating trade tensions with China combined with a sharp decrease in liquidity fueled the biggest drawdown since the great financial crisis in 2008.

Thankfully, the Fed recognized the absence of inflation and, consequently, the need to pause future interest rate hikes. The more dovish stance was announced the day after Christmas, halting further declines in the performance of equity securities. From that point and through the first quarter of 2019, the market staged an almost symmetrical recovery.

Given the severity of 2018's year-end correction against an economic backdrop we believed was solid without any meaningful inflation, we made changes to the Fund's portfolio in early 2019 to take advantage of the indiscriminate sell-off by eliminating companies that we were less sure of and replaced them with those that we believed had better prospects and valuations that had become more attractive. The changes paid off as the market rebounded, and the Fund outperformed the Index in the first quarter of 2019.

Although the first quarter erased the short-term damage incurred at the end of 2018 and investors felt more comfortable with the path laid out by the Fed regarding interest rates, trade issues remained unresolved and tensions flared once more in May. Many investors began to fear that complicated and protracted negotiations increasingly pushed an already slowing economy towards recession. That growing view also further highlighted pockets of stretched valuations and created a treacherous environment for companies as they reported second quarter results during the months of August and September. During that period, the Fund underperformed as a greater than normal number of companies experienced dramatic declines after reporting results that were in-line or just shy of expectations. We know from experience that companies priced for perfection but report less than that are vulnerable. However, the outsized reactions were ultimately a foreshadowing of what was to ensue in the market later in the quarter. On September 9, the market saw the biggest factor reversal since 2009, as momentum stocks sold off almost as much as value stocks gained. At the end of the day, the market seemed largely unchanged but that masked the massive internal rotation that took place. The Index declined 0.82% that day while the Russell 1000 Value Index gained 0.80%. Although difficult to piece together at that time, trade tensions, weak economic metrics, declining yields, massive repurchase agreement activity by the Fed to

Victory Equity Funds (Unaudited)

Victory NewBridge Large Cap Growth Fund (continued)

prevent overnight funding problems as indices reached new highs on narrow breadth led to a violently fast risk-off environment. Companies, which exceeded expectations and offered sufficiently strong guidance, were spared and companies with any blemish or shortfalls suffered. Many newly listed companies were cut in half and several high-profile IPOs were postponed.

Following a difficult month for growth strategies in September, the Fund and its benchmark recovered throughout October as volatility receded. Having inverted in August, the yield curve improved as U.S. government debt yields rose from the low established September 3; and on October 30, the Fed cut interest rates for the third time in four months by lowering the target for its benchmark rate 0.25% to a range between 1.5% and 1.75%.

For the period between October 31, 2018, and October 31, 2019, Information Technology was the Fund's best performing sector and provided the biggest contribution to performance with the top performers and contributors being Keysight Technologies, Inc., ServiceNow, Inc., and Visa, Inc. All three companies continue to be held in the Fund's portfolio.

Consumer Discretionary was the third best performing sector, but second biggest contributor, as it represents a bigger portion of the Fund than it does for the Index. The best performing company in that sector for the Fund was Lululemon Athletica Inc., which was purchased in the Fund's portfolio in January of 2019 and Alibaba Group Holding Limited, which was purchased in the Fund's portfolio in 2018.

Health Care was the second biggest sector in the Fund but barely contributed any gain to the Fund. The sector was plagued by macro headwinds as the presidential election cycle and investor sentiment towards the sector weakens. Long-standing holdings Edwards Lifesciences Corporation and Zoetis Inc. were top contributors for the second consecutive year and were accompanied by strong returns from Veeva Systems Inc., purchased into the Fund's portfolio in early 2019. Their contributions, however, were almost completely offset by detractors Abiomed, Inc. and Canopy Growth Corporation, both of which had been strong performers in 2018 but stumbled in 2019.

The worst performing sectors were Industrials and Consumer Staples, neither of which are meaningful weights in the Fund. The biggest detractor in Industrials was XPO Logistics, Inc., which is no longer held in the portfolio. The Fund seeks to provide long-term capital appreciation.

Victory Equity Funds (Unaudited)

Victory NewBridge Large Cap Growth Fund (continued)

Average Annual Return

Year Ended October 31, 2019

	Class A		Class C		Class I	Class Y
INCEPTION DATE	12/31/03		12/31/03		3/1/11	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Russell 1000® Growth Index(1)
One Year	4.56%	–1.40%	3.92%	3.43%	5.11%	5.06%	17.10%
Three Year	11.40%	9.22%	10.61%	10.61%	11.91%	11.83%	18.92%
Five Year	7.66%	6.39%	6.84%	6.84%	8.09%	8.01%	13.43%
Ten Year	11.13%	10.48%	10.25%	10.25%	N/A	N/A	15.41%
Since Inception	7.72%	7.32%	6.88%	6.88%	9.33%	10.63%	N/A
Expense Ratios
Gross	1.47%		2.40%		1.09%	1.48%
With Applicable Waivers	1.36%		2.10%		0.95%	1.02%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2019, as may be supplemented. Additional information pertaining to the Fund's expense ratios as of October 31, 2019 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory NewBridge Large Cap Growth Fund — Growth of $10,000

(1)The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Equity Funds (Unaudited)

Victory Special Value Fund

Portfolio Holdings

As a Percentage of Total Investments

Commentary

The Victory Special Value Fund (the "Fund") seeks to provide long-term growth of capital and dividend income. For the fiscal year ended October 31, 2019, the Fund delivered a total return of 11.32% (Class A Shares at net asset value), underperforming the S&P 500® Index (the "Index"), which had a return of 14.33%. Recent relative performance has shown improvement, and relative performance since the start of the second half of this fiscal year (since the end of April) has been slightly positive. For the fiscal year end, the Fund's smaller size, value-tilt, and positive beta/volatility exposure detracted from results, as did sector allocation (cash drag, overweight Financials, underweight Real Estate). Good stock selection in Consumer Discretionary, Energy and Communication Services was offset by challenges in Health Care, Financials and Industrials.

In Consumer Discretionary, the Fund's, outperformance was mostly driven by its retail holdings, with Target Corporation, the U.S. based general merchandise retailer with approximately 1,800 stores nationally, one of our top performers. We believe the company is one of the few winners in an otherwise tough retail environment, recently posting a strong beat-and-raise quarter highlighted by strong same-store-sales and double-digit EPS growth. In Energy, the Fund benefited both from its underweight positioning in exploration & production/equipment names as well as good performance from its positions in refiners Phillips 66 and Valero Energy. Demand and prices for refined products have held up reasonably well in the United States, while cash flow and capital allocation stability also improve the attractiveness of the group relative to other Energy industries. At the same time, weakening global growth continues to weigh on the demand outlook for crude oil, while we have generally seen disappointing production results coupled with higher-than-expected capital expenditure spending within the exploration & production space. In Communication Services, the Fund's outperformance was driven by its holdings in Nexstar Broadcasting Group, Inc. ("Nexstar") one of the largest owners of broadcast television stations in the United States. Nexstar performed well last year on strong political ad spend and an accretive acquisition of Tribune Publishing Company. The Fund sold its shares in early May after a strong run up in the stock price.

In Health Care, the Fund had some industry headwinds, mostly from its overweight positioning in managed care and facilities names due to ongoing regulatory concerns heading into the 2020 election (i.e. "Medicare for All"). In Financials, performance was hampered by the Fund's overweight position in regional banks, investment banks, and asset management, none of which held up well as concerns manifested around economic growth and lower interest rates. Selection challenges in Industrials was mostly due to the Fund's position in Comfort Systems USA, Inc., a business services provider focused on HVAC, fire protection, electrical system and plumbing. The company reported a disappointing quarter and reset revenue and gross

Victory Equity Funds (Unaudited)

Victory Special Value Fund (continued)

margin expectations. Given the challenging manufacturing backdrop (largest end market) coupled with weak Architecture Billings Index (ABI) readings, we believe business momentum will be challenged over the near-term and exited our position in the company.

At period end, the Fund had overweight allocations to the Technology, Communication Services, and Industrials sectors. Within Technology, the Fund's largest active industry weights are in distribution, system software, and data processing. In Communication Services, the fund had large overweight allocations in interactive media, wireless telecommunications, and cable & satellite. In Industrials, our biggest active weights are in construction & engineering and trading companies & distributors. The Fund maintained underweight allocations to the Utilities, Health Care, Materials, Financials, and Real Estate sectors. Overall, the style had positive exposure to growth, earnings yield, and highly profitable companies, with a smaller size bias.

Victory Equity Funds (Unaudited)

Victory Special Value Fund (continued)

Average Annual Return

Year Ended October 31, 2019

	Class A		Class C		Class I	Class R	Class Y
INCEPTION DATE	12/3/93		3/1/03		8/31/07	12/21/99	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	S&P 500 Index(1)
One Year	11.32%	4.93%	10.34%	9.37%	11.52%	11.03%	11.57%	14.33%
Three Year	11.14%	8.97%	10.11%	10.11%	11.26%	10.81%	11.38%	14.91%
Five Year	6.38%	5.14%	5.43%	5.43%	6.54%	6.08%	6.64%	10.78%
Ten Year	9.24%	8.59%	8.24%	8.24%	9.48%	8.92%	N/A	13.70%
Since Inception	8.60%	8.35%	7.86%	7.86%	4.54%	7.99%	8.70%	N/A
Expense Ratios
Gross	1.27%		2.27%		1.16%	1.56%	2.82%
With Applicable Waivers	1.27%		2.20%		1.15%	1.56%	1.10%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2019, as may be supplemented. Additional information pertaining to the Fund's expense ratios as of October 31, 2019 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Special Value Fund — Growth of $10,000

(1)The S&P 500 Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Hybrid Funds (Unaudited)

Victory Strategic Allocation Fund

Portfolio Holdings

As a Percentage of Total Investments

Commentary

The Victory Strategic Allocation Fund (the "Fund") seeks to provide income and long-term growth of capital. For the fiscal year ended October 31, 2019, the Fund had a total return of 10.37% (Class A Shares at net asset value). Its benchmark, the Custom Index (BloombergBarclays U.S. Aggregate Bond (40%) + MSCI AC World (60%)), had a total return of 12.52% over the same period.

Over the last year, the global capital markets generally were strong with the exception of the commodity-oriented equities. The U.S. equity markets were exceptionally strong in the area of growth-oriented stocks that have exhibited stretched valuations versus historical norms. Beyond global equity markets, global asset prices of fixed income surged over the year as interest rates plummeted to near all-time historic lows. Non-U.S. equities slightly trailed their U.S. equity counterparts primarily because of the continued concerns over economic growth, geo-political risk, and the negative impact to U.S. investors of a broadly appreciating U.S. dollar versus foreign currencies. The U.S. equity markets have received support from global investor sentiment as the "safest market" given the aforementioned global concerns.

The Fund was positioned throughout the year to provide more diversification by more equally weighting the U.S. and foreign equity markets when compared to the MSCI All Country World Index, which detracted from Fund performance versus its Custom Index. The valuation of equity markets abroad appears more compelling and commensurate with the risks facing those markets, in our view. This would have detracted from the Fund's return as those exposures did not keep pace with the strong U.S. equity markets, however, outperformance of the Fund's active equity strategies broadly offset this positioning. The Fund also continued to be positioned to exhibit less interest rate risk associated with the U.S. Treasury market versus its Custom Index by partially substituting an equity income-oriented strategy. This negatively impacted Fund performance as 30-year and 10-year U.S. Treasuries interest rates fell to near all-time historic lows.

Despite all the global risks, the economic backdrop remains largely constructive for global equities, but does not come without risks. In the United States, growth domestic product ("GDP") growth appears to be slowing from its second quarter 2018 peak of 3.2%. However, the labor market remains supportive, and a recession does not appear imminent. In China, monetary and fiscal stimulus (including tax cuts) are having a positive effect, as the Caixin China PMI rose to 51.4 in September. In Japan, significant economic stimulus is still robust and receives on-going support to push inflation there to its long-term target. As for Europe, economic data was largely disappointing. The September Manufacturing PMI slipped to 45.6 (below 50 indicates contraction), while the Services PMI slowed by 1.5 points to 52. Leading indicators such as new orders were particularly lackluster and suggest GDP may slow below 1% in the fourth quarter. However, valuations in the region are very attractive versus historical norms making this attractive versus these potential risks.

Victory Hybrid Funds (Unaudited)

Victory Strategic Allocation Fund (continued)

Although volatility has occasionally spiked in 2019, we remain bullish on global equity market valuations and long-term growth prospects. We continue to focus our investments on attractive relative valuations and powerful diversification benefits that exist globally.

Victory Hybrid Funds (Unaudited)

Victory Strategic Allocation Fund (continued)

Average Annual Return

Year Ended October 31, 2019

	Class A		Class C		Class I	Class R
INCEPTION DATE	12/10/93		3/1/03		8/31/07	12/15/99
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	MSCI All Country World Index(1)	60% MSCI All Country World Index/40% Barclays U.S. Aggregate Bond Index(1)
One Year	10.37%	4.04%	9.53%	8.53%	10.63%	10.08%	12.59%	12.52%
Three Year	6.94%	4.86%	6.15%	6.15%	7.20%	6.66%	11.33%	8.24%
Five Year	4.88%	3.64%	4.12%	4.12%	5.14%	4.59%	7.08%	5.72%
Ten Year	7.49%	6.86%	6.72%	6.72%	7.85%	7.18%	8.81%	7.00%
Since Inception	6.71%	6.46%	5.71%	5.71%	5.23%	4.47%	N/A	N/A
Expense Ratios
Gross	1.47%		2.34%		1.22%	2.23%
With Applicable Waivers	1.20%		1.95%		0.95%	1.45%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2019, as may be supplemented. Additional information pertaining to the Fund's expense ratios as of October 31, 2019 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Strategic Allocation Fund — Growth of $10,000

(1)The MSCI All Country World Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. It is not possible to invest directly in an index.

(2)The Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Taxable Fixed Income Fund (Unaudited)

Victory INCORE Fund for Income

Portfolio Holdings

As a Percentage of Total Investments

Commentary

For the fiscal year ended October 31, 2019, the Victory INCORE Fund for Income (the "Fund") (Class A shares at net asset value) had a total return of 5.50%. The Fund's benchmark index, the Bloomberg Barclays U.S. Capital 1-5 Year U.S. Government Bond Index, had a total return of 5.89%. The Fund's objective is to deliver high, reliable income via securities backed by the 100% full faith and credit of the U.S. government. We continued to generate approximately 0.50% of interest income monthly, 4.5% per year. With the headwinds of eight interest rate hikes (2016-2018) turning to tailwinds from three interest rate cuts (2019), price improvement fell straight to the bottom line for our stakeholders at 5.5% total return for the A shares.

Equity markets were up on the year across the three major indices. Unlike last year, most bond prices rose (yields fell). The yield curve steepened. Prices move opposite yields. During the Fund's fiscal year, all sectors of the bond market outperformed duration neutral U.S. Treasury bonds. The Fund's outperformance was led by corporate bonds at 4.75%. Commercial mortgage-backed securities by 1.85%, agency debt by 1.60%, and asset-backed by 0.69%, while mortgage-backed led U.S. Treasury bonds by 5 0.05%. The U.S. Treasury market had a total return of 11.08%. Within the mortgage market, Freddie Mac led Fannie Mae, which in turn led Ginnie Mae ("GNMA").

The Fund's 1% allocation to GNMA multi-family and 5% allocation to GNMA structure led performance. The Fund's largest allocation to GNMA single family pools drove solid performance this year. The Fund's 12% allocation to U.S. Treasury bonds also contributed positively to performance. As the U.S. Federal Reserve (the "Fed") cut rates three times throughout the year, shorter GNMA bonds had trouble keeping pace with the price gains of short U.S. Treasury bonds, hence the Fund's strategy lagged its stated short government benchmark. In addition, when rates fall, refinance risk increases, and the average life of a mortgage decreases. Generally, this gives rise to the need for some investors to add longer mortgages to maintain their position on the yield curve. Lower coupons are perceived to have longer lives, and often, all else equal, this is true. Given the demand for lower coupons, higher coupons lagged the overall GNMA index. These outcomes are to be expected as the Fund's strategy tends to exhibit less price sensitivity, no matter the direction of interest rates.

We think U.S. growth will remain stuck on a shallow path, while Japan and Germany are likely to continue to struggle with sluggish economies that are at risk of rolling over. China's growth continues to decelerate. With lack of inflation pressure domestically and with slowing global growth, we run the risk of importing deflation from abroad. For these reasons, we think the Fed will remain vigilant to downside risks into 2020, while pausing to see how the economy progresses given the three cuts and persistent global growth headwinds. The goal of the Fund's strategy remains to deliver high, reliable income consistent with preservation of capital.

Victory Taxable Fixed Income Fund (Unaudited)

Victory INCORE Fund for Income (continued)

Average Annual Return

Year Ended October 31, 2019

	Class A		Class C		Class I	Class R	Class R6	Class Y
INCEPTION DATE	3/26/99		3/1/02		3/1/11	9/16/87	3/4/15	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	Bloomberg Barclays Capital 1-5 Year U.S. Gov't Bond Index(1)
One Year	5.50%	3.44%	4.72%	3.72%	5.79%	5.37%	5.68%	5.72%	5.89%
Three Year	1.31%	0.62%	0.50%	0.50%	1.56%	1.28%	1.56%	1.48%	1.81%
Five Year	1.49%	1.08%	0.70%	0.70%	1.77%	1.47%	N/A	1.70%	1.66%
Ten Year	2.12%	1.91%	1.33%	1.33%	N/A	2.10%	N/A	N/A	1.27%
Since Inception	3.54%	3.44%	2.27%	2.27%	1.91%	5.14%	1.56%	1.42%	N/A
Expense Ratios
Gross	0.93%		1.71%		0.64%	0.91%	0.69%	0.79%
With Applicable Waivers	0.91%		1.71%		0.64%	0.91%	0.63%	0.71%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2019, as may be supplemented. Additional information pertaining to the Fund's expense ratios as of October 31, 2019 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory INCORE Fund for Income — Growth of $10,000

(1)Bloomberg Barclays Capital 1-5 Year U.S. Government Bond Index is a market-weighted index measuring the performance of Treasury and Agency securities issued by the United States Government with maturities of one to five years. The index does not include the effect of expenses of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Hybrid Funds (Unaudited)

Victory INCORE Investment Grade Convertible Fund

Portfolio Holdings

As a Percentage of Total Investments

Commentary

For the fiscal year ended October 31, 2019, the Victory INCORE Investment Grade Convertible Fund (the "Fund") had a return of 13.35% (Class A Shares at net asset value) compared to the 17.37% return of the ICE BofA ML All Investment Grade U.S. Convertible 5% Constrained Index (the "Index"). The Fund's performance placed it within the top third of the Morningstar Convertible Universe ranking during the fiscal year. The Fund seeks to provide a high level of current income together with long-term capital appreciation.

Markets produced strong returns in fiscal 2019 as stocks, bonds, and convertibles all saw double digit advances. The year was not without drama, however, as volatility early in the year transitioned into a bull market post a December stock correction. Market calming November election results greeted the new fiscal year triggering an early stock rally, which quickly fizzled as escalating trade tensions and other economic concerns dampened investor enthusiasm. A December to forget followed with the S&P 500® Index dropping nearly 15% by Christmas Eve as floundering trade talks, weak global growth, a flattening U.S. yield curve, and the arrest of a top Chinese tech executive frightened investors. An increase in the Fed Funds Rate, followed by a disappointing press conference by Chairman Powell, drove stocks further south. Stocks finally bottomed on Christmas Eve, before staging a fierce 5% rally during which the Dow Jones Industrial Average rose 1,086 on December 26, for its largest point gain in history. The stock market began the new calendar year in 2019 with its best January in 30 years, culminating in March with its best quarter since 2009, and its best first quarter since 1998. Investors were encouraged all quarter long by anticipation, followed by confirmation, that the U.S. Federal Reserve ("Fed") would put future rate hikes on hold. Signs of an improving economy pushed stocks higher still in April, but April flowers brought May showers, as volatility reemerged. The S&P 500® Index fell in excess of 6% in May as Chinese trades talks broke down, and President Trump threatened to impose escalating tariffs on Mexico. Stocks reversed again in June and July more than making up for June's decline. Potential for a trade war with China and weak global economies bounced stocks around in August as volatility reigned supreme.

During this topsy-turvy month, the S&P 500® Index posted 11 daily moves of at least one percent, and the Dow Jones industrial Average fell over 600 points on three separate occasions, including an 800-point drop on August 14. Stocks finished out the remaining portion of the fiscal year on an up note as positive news on the economy and trade, coupled with further Fed Funds rate cuts, cheered investors. After all the ups and downs, the S&P 500® Index returned 14.32% for the fiscal year. Investment-grade convertibles actually exceeded stock returns, producing an extraordinary 17.37% gain as measured by the Index. Bonds, as measured by the Bloomberg Barclays Aggregate Bond Index, also produced strong results with an 11.51% return.

Victory Hybrid Funds (Unaudited)

Victory INCORE Investment Grade Convertible Fund (continued)

Within the Fund, underweights in the interest rate sensitive Financials and Utilities sectors, which together make up 50% of the Index, were the primary cause of the Fund's underperformance. The Information Technology sector was by far the largest contributor to performance, delivering just over half of the Fund's return. Last fiscal year's worst performer, Lam Research, was this year's best performer in the Fund, as the semi-conductor capital equipment company nearly doubled in price. The Tech sector contained several other top Fund performers including, Intel Corp., Euronet Worldwide, Inc., and Red Hat, Inc., which was still benefitting from its takeover by IBM. The Financials sector was the next largest contributor, as Wells Fargo & Co. and Bank of America Corp. convertible preferred stocks reacted well to falling interest rates. Utilities also benefitted from lower rates to become the Fund's next best performing sector. While all the individual utility holdings were positive, NextEra Energy, Inc. provided the largest contribution. Up next was last year's best performing sector, Health Care, which was led by Danaher. Also enjoying the rate decline, the Real Estate sector provided solid results, as did the Industrials sector led by Stanley Black & Decker, Inc. Other than Energy, which registered a tiny loss for the year, all sectors provided positive results in fiscal year 2019.

In managing the Fund, we strive to invest in high-quality convertibles with attractive underlying common stocks. We structure the Fund by spreading out our holdings across the three types of convertibles: 1) equity-sensitive, high-delta convertibles; 2) total return, middle-of-the-road convertibles; and 3) defensive, fixed-income oriented convertibles. With this structure, we seek to provide a favorable balance between upside potential and downside exposure to equities. As of October 31, 2019, the Fund is overweight compared to the benchmark in the Health Care, and Information Technology sectors. It is underweight the Financials, and Utilities sectors. It is approximately equal weighted in the Consumer Discretionary, Industrials and Real Estate sectors. The Fund is broadly diversified amongst individual issues, economic sectors, credits, and convertible types.

Victory Hybrid Funds (Unaudited)

Victory INCORE Investment Grade Convertible Fund (continued)

Average Annual Return

Year Ending October 31, 2019

	Class A		Class I
INCEPTION DATE	4/14/88		8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	ICE BofAML All Investment Grade U.S. Convertible 5% Constrained Index(1)
One Year	13.35%	11.09%	13.99%	17.37%
Three Year	12.28%	11.52%	12.75%	14.54%
Five Year	7.51%	7.08%	7.96%	10.38%
Ten Year	8.75%	8.53%	9.20%	10.11%
Since Inception	7.72%	7.65%	6.05%	N/A
Expense Ratios
Gross	1.27%		0.94%
With Applicable Waivers	1.27%		0.94%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2019, as may be supplemented. Additional information pertaining to the Fund's expense ratios as of October 31, 2019 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory INCORE Investment Grade Convertible Fund — Growth of $10,000

(1)ICE BofAML Investment Grade U.S. Convertible 5% Constrained Index is a market capitalization-weighted index of domestic corporate convertible securities. Bonds and preferred stocks must be convertible only to common stock, ADR's or cash equivalent and have a market value of at least $50 million. Composed of Coupon, OID, or zero coupon convertible bonds rated by Moody's and/or S&P with an average rating of Baa3/BBB- or higher. This Index does not include the effect of expenses, is not representative of any specific fund or product and cannot be invested in directly.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Portfolios Victory Diversified Stock Fund	Schedule of Portfolio Investments October 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (96.6%)
Communication Services (11.4%):
Alphabet, Inc., Class C (a)	9,168	$11,553
Comcast Corp., Class A	151,340	6,783
Facebook, Inc., Class A (a)	37,081	7,107
Nexstar Media Group, Inc., Class A	17,200	1,673
The Walt Disney Co.	20,585	2,674
T-Mobile US, Inc. (a)	49,760	4,113
		33,903
Communications Equipment (1.4%):
Cisco Systems, Inc.	90,098	4,281
Consumer Discretionary (10.2%):
Aaron's, Inc.	54,615	4,092
Amazon.com, Inc. (a)	4,548	8,080
Dollar General Corp.	10,550	1,692
DR Horton, Inc.	80,104	4,195
Group 1 Automotive, Inc.	20,535	2,042
Skechers USA, Inc., Class A (a)	47,262	1,766
Target Corp.	37,022	3,958
The Home Depot, Inc.	18,499	4,340
		30,165
Consumer Staples (7.3%):
Medifast, Inc. (b)	30,562	3,391
PepsiCo, Inc.	30,150	4,136
The Coca-Cola Co.	82,283	4,478
The Procter & Gamble Co.	49,505	6,164
US Foods Holding Corp. (a)	44,749	1,775
Walmart, Inc.	15,006	1,760
		21,704
Electronic Equipment, Instruments & Components (5.2%):
CDW Corp.	38,683	4,948
Jabil, Inc.	114,805	4,227
Tech Data Corp. (a)	36,934	4,487
Zebra Technologies Corp. (a)	7,873	1,873
		15,535
Energy (4.3%):
Chevron Corp.	25,497	2,961
Exxon Mobil Corp.	63,254	4,275
Phillips 66	23,926	2,795
Valero Energy Corp.	27,299	2,647
		12,678
Financials (11.9%):
Ally Financial, Inc.	133,066	4,075
Ameriprise Financial, Inc.	27,405	4,135
Credit Acceptance Corp. (a)	7,723	3,381
Discover Financial Services	50,195	4,029

See notes to financial statements.

Victory Portfolios Victory Diversified Stock Fund	Schedule of Portfolio Investments — continued October 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Essent Group Ltd.	81,789	$4,260
LPL Financial Holdings, Inc.	50,591	4,090
NMI Holdings, Inc., Class A (a)	100,565	2,942
Primerica, Inc.	33,291	4,201
Western Alliance Bancorp	85,588	4,222
		35,335
Health Care (11.0%):
AbbVie, Inc.	69,256	5,510
Anthem, Inc.	14,710	3,958
Biogen, Inc. (a)	12,953	3,869
Bristol-Myers Squibb Co. (b)	84,848	4,868
CVS Health Corp.	78,682	5,224
HCA Healthcare, Inc.	25,175	3,362
Jazz Pharmaceuticals PLC (a)	19,879	2,497
Medtronic PLC	12,194	1,328
UnitedHealth Group, Inc.	7,916	2,000
		32,616
Industrials (9.9%):
Air Lease Corp.	101,942	4,483
EMCOR Group, Inc.	47,865	4,198
Federal Signal Corp. (b)	59,874	1,942
Herman Miller, Inc.	68,456	3,183
L3Harris Technologies, Inc.	18,745	3,867
Lockheed Martin Corp.	13,142	4,951
SkyWest, Inc.	55,258	3,291
Universal Forest Products, Inc.	70,326	3,542
		29,457
IT Services (7.1%):
Booz Allen Hamilton Holdings Corp.	19,834	1,396
EPAM Systems, Inc. (a)	14,633	2,575
Euronet Worldwide, Inc. (a)	17,660	2,474
Fiserv, Inc. (a)	38,603	4,097
Mastercard, Inc., Class A	8,474	2,346
Visa, Inc., Class A	30,505	5,455
WNS Holdings Ltd., ADR (a)	45,644	2,823
		21,166
Materials (1.0%):
Vulcan Materials Co.	20,345	2,907
Real Estate (2.1%):
CBRE Group, Inc., Class A (a)	74,500	3,989
Rexford Industrial Realty, Inc.	43,910	2,112
		6,101
Semiconductors & Semiconductor Equipment (1.0%):
Broadcom, Inc.	9,708	2,843

See notes to financial statements.

Victory Portfolios Victory Diversified Stock Fund	Schedule of Portfolio Investments — continued October 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Software (7.4%):
Adobe, Inc. (a)	7,169	$1,992
Microsoft Corp.	115,497	16,558
Oracle Corp.	64,161	3,496
		22,046
Technology Hardware, Storage & Peripherals (5.4%):
Apple, Inc.	64,840	16,130
Total Common Stocks (Cost $234,500)		286,867
Exchange-Traded Funds (2.5%)
SPDR S&P 500 ETF Trust	24,608	7,464
Total Exchange-Traded Funds (Cost $7,112)		7,464
Collateral for Securities Loaned^ (2.0%)
BlackRock Liquidity Funds TempFund, Institutional Class, 1.92% (c)	708,483	708
Fidelity Investments Money Market Government Portfolio, Institutional Class, 1.75% (c)	1,681,316	1,682
Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class, 1.87% (c)	50,773	51
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 1.99% (c)	961,139	961
JPMorgan Prime Money Market Fund, Capital Class, 1.93% (c)	1,112,963	1,113
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 1.97% (c)	1,542,961	1,543
Total Collateral for Securities Loaned (Cost $6,058)		6,058
Total Investments (Cost $247,670) — 101.1%		300,389
Liabilities in excess of other assets — (1.1)%		(3,373)
NET ASSETS — 100.00%		$297,016

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on October 31, 2019.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios Victory NewBridge Large Cap Growth Fund	Schedule of Portfolio Investments October 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (93.9%)
Communication Services (13.3%):
Activision Blizzard, Inc.	10,191	$571
Alphabet, Inc., Class C (a)	614	774
Facebook, Inc., Class A (a)	4,125	790
		2,135
Consumer Discretionary (20.6%):
Alibaba Group Holding Ltd., ADR (a)	3,904	690
Amazon.com, Inc. (a)	610	1,084
Burlington Stores, Inc. (a)	2,972	571
Lululemon Athletica, Inc. (a)	3,533	722
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	970	226
		3,293
Electronic Equipment, Instruments & Components (2.6%):
Keysight Technologies, Inc. (a)	4,062	410
Financials (4.7%):
CME Group, Inc.	2,006	413
MSCI, Inc.	1,450	340
		753
Health Care (16.8%):
Edwards Lifesciences Corp. (a)	2,366	564
Illumina, Inc. (a)	1,033	305
UnitedHealth Group, Inc.	2,169	548
Veeva Systems, Inc., Class A (a)	3,973	563
Zoetis, Inc.	5,583	714
		2,694
Industrials (6.0%):
CoStar Group, Inc. (a)	1,048	576
Union Pacific Corp.	2,305	381
		957
IT Services (13.2%):
EPAM Systems, Inc. (a)	2,424	427
PayPal Holdings, Inc. (a)	5,490	571
Visa, Inc., Class A	6,310	1,128
		2,126
Semiconductors & Semiconductor Equipment (7.3%):
KLA Corp.	2,725	461
Nvidia Corp.	3,553	714
		1,175

See notes to financial statements.

Victory Portfolios Victory NewBridge Large Cap Growth Fund	Schedule of Portfolio Investments — continued October 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Software (9.4%):
Proofpoint, Inc. (a) (b)	2,461	$284
Salesforce.com, Inc. (a)	3,072	481
ServiceNow, Inc. (a)	3,045	753
		1,518
Total Common Stocks (Cost $8,833)		15,061
Exchange-Traded Funds (3.5%)
iShares Russell 1000 Growth ETF	3,409	560
Total Exchange-Traded Funds (Cost $552)		560
Collateral for Securities Loaned^ (1.0%)
BlackRock Liquidity Funds TempFund, Institutional Class, 1.92% (c)	18,426	19
Fidelity Investments Money Market Government Portfolio, Institutional Class, 1.75% (c)	43,727	44
Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class, 1.87% (c)	1,320	1
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 1.99% (c)	24,997	25
JPMorgan Prime Money Market Fund, Capital Class, 1.93% (c)	28,945	29
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 1.97% (c)	40,128	40
Total Collateral for Securities Loaned (Cost $158)		158
Total Investments (Cost $9,543) — 98.4%		15,779
Other assets in excess of liabilities — 1.6%		262
NET ASSETS — 100.00%		$16,041

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on October 31, 2019.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

See notes to financial statements.

Victory Portfolios Victory Special Value Fund	Schedule of Portfolio Investments October 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.2%)
Communication Services (11.5%):
Alphabet, Inc., Class C (a)	1,684	$2,122
Comcast Corp., Class A	27,664	1,240
Facebook, Inc., Class A (a)	7,032	1,348
Nexstar Media Group, Inc., Class A	3,129	304
The Walt Disney Co.	3,783	491
T-Mobile US, Inc. (a)	8,732	722
		6,227
Communications Equipment (1.4%):
Cisco Systems, Inc.	16,424	780
Consumer Discretionary (10.2%):
Aaron's, Inc.	9,913	743
Amazon.com, Inc. (a)	835	1,484
Dollar General Corp.	1,913	307
DR Horton, Inc.	14,652	767
Group 1 Automotive, Inc.	3,764	374
Skechers USA, Inc., Class A (a)	8,584	321
Target Corp.	6,772	724
The Home Depot, Inc.	3,381	793
		5,513
Consumer Staples (7.4%):
Medifast, Inc. (b)	5,602	621
PepsiCo, Inc.	5,530	759
The Coca-Cola Co.	15,050	819
The Procter & Gamble Co.	9,016	1,123
US Foods Holding Corp. (a)	8,140	323
Walmart, Inc.	2,733	320
		3,965
Electronic Equipment, Instruments & Components (5.3%):
CDW Corp.	7,085	907
Jabil, Inc.	20,960	772
Tech Data Corp. (a) (b)	6,744	819
Zebra Technologies Corp. (a)	1,443	343
		2,841
Energy (4.3%):
Chevron Corp.	4,670	542
Exxon Mobil Corp.	11,609	785
Phillips 66	4,373	511
Valero Energy Corp.	4,775	463
		2,301
Financials (11.9%):
Ally Financial, Inc.	23,513	720
Ameriprise Financial, Inc.	5,030	759
Credit Acceptance Corp. (a)	1,404	615
Discover Financial Services	9,181	736

See notes to financial statements.

Victory Portfolios Victory Special Value Fund	Schedule of Portfolio Investments — continued October 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Essent Group Ltd.	14,399	$750
LPL Financial Holdings, Inc.	9,174	742
NMI Holdings, Inc., Class A (a)	18,369	537
Primerica, Inc.	6,079	767
Western Alliance Bancorp	15,522	766
		6,392
Health Care (11.1%):
AbbVie, Inc.	12,601	1,003
Anthem, Inc.	2,688	723
Biogen, Inc. (a)	2,358	704
Bristol-Myers Squibb Co. (b)	15,576	893
CVS Health Corp.	14,367	955
HCA Healthcare, Inc.	4,629	618
Jazz Pharmaceuticals PLC (a)	3,636	457
Medtronic PLC	2,241	244
UnitedHealth Group, Inc.	1,445	365
		5,962
Industrials (10.0%):
Air Lease Corp.	18,450	811
EMCOR Group, Inc. (b)	8,726	765
Federal Signal Corp.	10,966	356
Herman Miller, Inc.	12,443	579
L3Harris Technologies, Inc.	3,428	707
Lockheed Martin Corp.	2,408	907
SkyWest, Inc.	10,123	603
Universal Forest Products, Inc.	12,773	643
		5,371
IT Services (7.1%):
Booz Allen Hamilton Holdings Corp.	3,644	256
EPAM Systems, Inc. (a)	2,673	470
Euronet Worldwide, Inc. (a)	3,236	453
Fiserv, Inc. (a)	7,048	748
Mastercard, Inc., Class A	1,502	416
Visa, Inc., Class A	5,573	998
WNS Holdings Ltd., ADR (a)	8,379	518
		3,859
Materials (1.0%):
Vulcan Materials Co.	3,695	528
Real Estate (2.1%):
CBRE Group, Inc., Class A (a)	14,116	756
Rexford Industrial Realty, Inc.	8,062	388
		1,144
Semiconductors & Semiconductor Equipment (1.0%):
Broadcom, Inc.	1,767	517

See notes to financial statements.

Victory Portfolios Victory Special Value Fund	Schedule of Portfolio Investments — continued October 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Software (7.4%):
Adobe, Inc. (a)	1,359	$378
Microsoft Corp.	21,090	3,023
Oracle Corp.	11,779	642
		4,043
Technology Hardware, Storage & Peripherals (5.5%):
Apple, Inc.	11,906	2,962
Total Common Stocks (Cost $43,817)		52,405
Exchange-Traded Funds (1.8%)
SPDR S&P 500 ETF Trust	3,278	994
Total Exchange-Traded Funds (Cost $963)		994
Collateral for Securities Loaned^ (2.4%)
BlackRock Liquidity Funds TempFund, Institutional Class, 1.92% (c)	151,347	151
Fidelity Investments Money Market Government Portfolio, Institutional Class, 1.75% (c)	359,165	359
Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class, 1.87% (c)	10,846	11
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 1.99% (c)	205,320	205
JPMorgan Prime Money Market Fund, Capital Class, 1.93% (c)	237,753	238
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 1.97% (c)	329,609	330
Total Collateral for Securities Loaned (Cost $1,294)		1,294
Total Investments (Cost $46,074) — 101.4%		54,693
Liabilities in excess of other assets — (1.4)%		(756)
NET ASSETS — 100.00%		$53,937

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on October 31, 2019.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios Victory Strategic Allocation Fund	Schedule of Portfolio Investments October 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Affiliated Exchange-Traded Funds (17.6%)
VictoryShares International Volatility Wtd ETF	46,760	$1,807
VictoryShares US Multi-Factor Minimum Volatility ETF	56,070	1,802
VictoryShares US Small Cap Volatility Wtd ETF	18,886	889
Total Affiliated Exchange-Traded Funds (Cost $3,628)		4,498
Affiliated Mutual Funds (81.9%)
Victory INCORE Total Return Bond Fund, Class R6	327,577	3,151
Victory Integrity Discovery Fund, Class Y	25,783	929
Victory Market Neutral Income Fund, Class I	566,374	5,437
Victory RS Global Fund, Class Y (a)	534,655	7,443
Victory Sophus Emerging Markets Small Cap Fund, Class Y	295,309	2,061
Victory Trivalent Emerging Markets Small-Cap Fund, Class Y	173,962	1,968
Total Affiliated Mutual Funds (Cost $21,323)		20,989
Total Investments (Cost $24,951) — 99.5%		25,487
Other assets in excess of liabilities — 0.5%		122
NET ASSETS — 100.00%		$25,609

(a)  Represents investments greater than 25% of the Fund's net assets. Performance of the Fund may be adversely impacted by concentrated investments in securities. The financial statements and portfolio holdings for these securities can be found at www.sec.gov.

ETF — Exchange-Traded Fund

See notes to financial statements.

Victory Portfolios Victory INCORE Fund for Income	Schedule of Portfolio Investments October 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Government National Mortgage Association (84.2%)
Multi-family (0.9%):
Collateralized Mortgage Obligations (0.6%):
Government National Mortgage Assoc.
Series 2010-136, Class BH, 7.00%, 11/16/40	$29	$29
Series 2012-33, Class AB, 7.00%, 3/16/46	4,096	4,512
Series 2012-67, Class AF, 7.00%, 4/16/44	138	138
		4,679
Pass-throughs (0.3%):
Government National Mortgage Assoc.
7.49%, 8/15/20 – 11/15/20	16	16
7.50%, 8/15/21	8	9
7.92%, 7/1/23	254	255
8.00%, 1/15/31 – 11/15/33	1,164	1,164
7.75%, 9/15/33	415	416
		1,860
Single Family (83.3%):
Collateralized Mortgage Obligations (4.0%):
Government National Mortgage Assoc.
Series 1994-7, Class PQ, 6.50%, 10/16/24	137	137
Series 1997-8, Class PN, 7.50%, 5/16/27	31	31
Series 1999-4, Class ZB, 6.00%, 2/20/29	258	258
Series 2001-10, Class PE, 6.50%, 3/16/31	195	195
Series 2002-22, Class GF, 6.50%, 3/20/32	34	34
Series 2002-33, Class ZJ, 6.50%, 5/20/32	97	112
Series 2005-74, Class HB, 7.50%, 9/16/35	16	18
Series 2005-74, Class HC, 7.50%, 9/16/35	76	88
Series 2011-166, Class NT, 7.75%, 11/20/31 (a)	1,133	1,304
Series 2012-106, Class JM, 7.31%, 10/20/34 (a)	896	1,029
Series 2012-30, Class WB, 7.09%, 11/20/39 (a)	3,622	4,107
Series 2013-190, Class KT, 8.12%, 9/20/30 (a)	657	723
Series 2013-51, Class BL, 6.08%, 4/20/34 (a)	2,476	2,800
Series 2013-64, Class KY, 6.89%, 12/20/38 (a)	1,503	1,742
Series 2013-70, Class KP, 7.05%, 2/20/39 (a)	1,281	1,479
Series 2014-69, Class W, 7.23%, 11/20/34 (a)	184	212
Series 2014-74, Class PT, 7.77%, 5/16/44 (a)	322	368
Series 2015-55, Class PT, 7.81%, 6/20/39 (a)	841	938
Series 2019-22, Class PT, 7.91%, 2/20/49 (a)	11,208	12,786
		28,361

See notes to financial statements.

Victory Portfolios Victory INCORE Fund for Income	Schedule of Portfolio Investments — continued October 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount		Value
Pass-throughs (79.3%):
Government National Mortgage Assoc.
7.75%, 11/15/20	$54		$54
10.50%, 12/15/20	—	(b)	—	(b)
6.00%, 1/15/22 – 6/15/41 (c)	43,145		49,371
7.95%, 9/15/22	17		17
7.13%, 3/15/23 – 7/15/25	859		889
5.50%, 7/15/23	27		29
6.50%, 8/20/23 – 2/20/41 (c)	166,959		191,770
7.00%, 12/15/23 – 1/15/39	122,158		141,409
8.00%, 11/20/24 – 5/15/49	50,439		59,083
10.00%, 4/15/25 – 2/15/26	144		146
9.50%, 7/15/25	—	(b)	—	(b)
7.50%, 8/15/26 – 11/15/49 (c)	97,133		111,615
6.13%, 6/20/28 – 9/20/29	482		509
6.28%, 10/20/28 – 10/20/29	886		958
6.10%, 5/20/29 – 7/20/31	761		825
7.30%, 4/20/30 – 2/20/31	359		376
9.00%, 5/15/30	2,679		3,063
6.49%, 5/20/31 – 3/20/32	1,139		1,244
8.50%, 6/15/31 – 7/15/32	6,086		6,948
			568,306
Total Government National Mortgage Association (Cost $604,048)			603,206
U.S. Treasury Obligations (15.5%)
U.S. Treasury Bills, 1.53%, 3/26/20 (d)	41,102		40,847
U.S. Treasury Bonds, 8.00%, 11/15/21	62,256		70,232
Total U.S. Treasury Obligations (Cost $111,245)			111,079
Investment Companies (0.0%) (e)
BlackRock Liquidity Funds Fedfund Portfolio, 1.85%	100,001		100
Total Investment Companies (Cost $100)			100
Total Investments (Cost $715,393) — 99.7%			714,385
Other assets in excess of liabilities — 0.3%			1,871
NET ASSETS — 100.00%			$716,256

(a)  The rate for certain asset-backed and mortgage backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at October 31, 2019.

(b)  Rounds to less than $1.

(c)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(d)  Rate represents the effective yield at October 31, 2019.

(e)  Amount represents less than 0.05% of net assets.

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Grade Convertible Fund	Schedule of Portfolio Investments October 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Convertible Corporate Bonds (68.2%)
Communication Services (0.6%):
Snap, Inc., 0.75%, 8/1/26 (a)	$1,595	$1,616
Consumer Discretionary (4.8%):
Booking Holdings, Inc., 0.90%, 9/15/21 (b)	1,005	1,181
The Priceline Group, Inc., Convertible Subordinated Notes, 0.35%, 6/15/20	7,920	12,337
		13,518
Financials (14.7%):
Ares Capital Corp.
3.75%, 2/1/22	7,085	7,324
4.63%, 3/1/24	3,345	3,536
BlackRock Capital Investment Corp., 5.00%, 6/15/22	3,712	3,707
Blackstone Mortgage Trust, Inc., 4.75%, 3/15/23	1,500	1,583
JPMorgan Chase Financial Co. LLC, 0.25%, 5/1/23 (a)	9,355	9,525
MGIC Investment Corp., 9.00%, 4/1/63 (a)	4,127	5,591
Prospect Capital Corp.
4.75%, 4/15/20	1,494	1,504
4.95%, 7/15/22, Callable 4/15/22 @ 100 (b)	5,923	6,085
TPG Specialty Lending, Inc., 4.50%, 8/1/22	2,285	2,406
		41,261
Health Care (15.7%):
ALZA Corp., 7/28/20, Callable 11/21/19 @ 97.95 (c)	3,916	7,119
Anthem, Inc., 2.75%, 10/15/42	338	1,277
Bristol-Myers Squibb Co., Convertible Subordinated Notes, 1.62%(LIBOR03M-50bps), 9/15/23, Callable 12/6/19 @ 100 (d) (e)	2,466	3,583
Danaher Corp., Convertible Subordinated Notes, 1/22/21, Callable 11/21/19 @ 97.26 (c)	1,161	6,115
Illumina, Inc., Convertible Subordinated Notes, 0.50%, 6/15/21 (b)	8,800	11,412
Teladoc Health, Inc., 3.00%, 12/15/22	500	938
WellPoint, Inc., Convertible Subordinated Notes, 2.75%, 10/15/42	3,611	13,641
		44,085
Industrials (7.3%):
Dycom Industries, Inc., 0.75%, 9/15/21	2,355	2,225
Fortive Corp., 0.88%, 2/15/22 (a)	12,280	12,107
Macquarie Infrastructure, 2.00%, 10/1/23	6,441	6,063
		20,395
Information Technology (17.9%):
Akamai Technologies, Inc., 0.13%, 5/1/25	2,645	2,961
Euronet Worldwide, Inc., 0.75%, 3/15/49, Callable 3/20/25 @ 100 (a) (b)	2,130	2,422
Intel Corp., 3.25%, 8/1/39 (a)	5,178	14,341
Novellus Systems, Inc., Convertible Subordinated Notes, 2.63%, 5/15/41	1,910	16,090
ON Semiconductor Corp., 1.00%, 12/1/20	1,825	2,215
ON Semiconductor Corp., 1.63%, 10/15/23	660	821
Palo Alto Networks. Inc., 0.75%, 7/1/23	1,365	1,499
ServiceNow, Inc., 0.00%, 6/1/22	300	562
Western Digital Corp., 1.50%, 2/1/24	9,489	9,037
		49,948

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Grade Convertible Fund	Schedule of Portfolio Investments — continued October 31, 2019

(Amounts in Thousands, Except for Shares)

Shares or Security Description	Principal Amount	Value
Real Estate (7.2%):
Spirit Realty Capital, Inc., 3.75%, 5/15/21	$9,175	$9,476
VEREIT, Inc., 3.75%, 12/15/20	10,652	10,798
		20,274
Total Convertible Corporate Bonds (Cost $171,424)		191,097
Convertible Preferred Stocks (26.4%)
Financials (10.1%):
AMG Capital Trust II, 10/15/37	133,024	6,336
Bank of America Corp., Series L, 0.02%	3,805	5,771
New York Community Capital Trust, 11/1/51	67,654	3,433
Wells Fargo & Co., Series L, 0.12%	8,524	12,867
		28,407
Health Care (0.7%):
Becton, Dickinson and Co., Series A, 5/1/20	20,150	1,243
Danaher Corp., Series A, 0.06%, 4/15/22	695	772
		2,015
Industrials (2.7%):
Stanley Black & Decker, Inc., 2.62%, 5/15/20	73,195	7,461
Utilities (12.9%):
American Electric Power Co., Inc., 4.87%, 3/15/22	98,985	5,443
CenterPoint Energy, Inc., 9/15/29	80,000	4,635
Dominion Energy, Inc., Series A, 6/1/22	100,003	10,722
DTE Energy Co., 7.96%	39,130	1,987
NextEra Energy, Inc., 9.83%	97,870	4,978
Southern Co., 4.59%	158,445	8,422
		36,187
Total Convertible Preferred Stocks (Cost $70,118)		74,070
Collateral for Securities Loaned^ (3.1%)
BlackRock Liquidity Funds TempFund, Institutional Class, 1.92% (f)	1,030,558	1,030
Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class, 1.87% (f)	73,855	74
Fidelity Investments Money Market Government Portfolio, Institutional Shares, 1.75% (f)	2,445,639	2,446
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 1.99% (f)	1,398,070	1,398
JPMorgan Prime Money Market Fund, Capital Class, 1.93% (f)	1,618,914	1,619
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 1.97% (f)	2,244,388	2,244
Total Collateral for Securities Loaned (Cost $8,811)		8,811
Total Investments (Cost $250,353) — 97.7%		273,978
Other assets in excess of liabilities — 2.3%		6,352
NET ASSETS — 100.00%		$280,330

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Grade Convertible Fund	Schedule of Portfolio Investments — continued October 31, 2019

(Amounts in Thousands, Except for Shares)

^  Purchased with cash collateral from securities on loan.

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of October 31, 2019, the fair value of these securities was $45,602 (thousands) and amounted to 16.3% of net assets.

(b)  All or a portion of this security is on loan.

(c)  Continuously callable with 15 days notice.

(d)  Variable or Floating-Rate Security. Rate disclosed is as of October 31, 2019.

(e)  Continuously callable with 30 days notice.

(f)  Rate disclosed is the daily yield on October 31, 2019.

bps — Basis points

LIBOR — London InterBank Offered Rate

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of October 31, 2019, based on the last reset date of the security

LLC — Limited Liability Company

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities October 31, 2019

(Amounts in Thousands, Except Per Share Amounts)

	Victory Diversified Stock Fund		Victory NewBridge Large Cap Growth Fund		Victory Special Value Fund
ASSETS:
Investments, at value (Cost $247,670, $9,543 and $46,074)	$300,389	(a)	$15,779	(b)	$54,693	(c)
Cash and cash equivalents	2,342		458		75
Interest and dividends receivable	232		2		42
Receivable for capital shares issued	18		—		185
Receivable for investments sold	1,021		—		561
Receivable from Adviser	10		28		16
Prepaid expenses	16		5		16
Total Assets	304,028		16,272		55,588
LIABILITIES:
Payables:
Collateral received on loaned securities	6,058		158		1,294
Investments purchased	205		—		37
Capital shares redeemed	473		47		248
Accrued expenses and other payables:
Investment advisory fees	161		10		34
Administration fees	15		2		4
Custodian fees	2		—	(d)	1
Transfer agent fees	39		3		14
Chief Compliance Officer fees	—	(d)	—	(d)	—	(d)
Trustees' fees	1		—	(d)	—	(d)
12b-1 fees	35		1		8
Other accrued expenses	23		10		11
Total Liabilities	7,012		231		1,651
NET ASSETS:
Capital	226,317		6,840		43,798
Total distributable earnings/(loss)	70,699		9,201		10,139
Net Assets	$297,016		$16,041		$53,937
Net Assets
Class A Shares	$204,945		$5,732		$27,818
Class C Shares	5,909		1,768		1,241
Class I Shares	31,619		6,043		3,274
Class R Shares	47,981		—		21,084
Class R6 Shares	2,313		—		—
Class Y Shares	4,249		2,498		520
Total	$297,016		$16,041		$53,937
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	11,612		1,037		1,079
Class C Shares	359		728		55
Class I Shares	1,795		986		125
Class R Shares	2,776		—		859
Class R6 Shares	131		—		—
Class Y Shares	241		426		20
Total	16,914		3,177		2,138

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities October 31, 2019

(Amounts in Thousands, Except Per Share Amounts)  (continued)

	Victory Diversified Stock Fund	Victory NewBridge Large Cap Growth Fund	Victory Special Value Fund
Net asset value, offering (except Class A Shares) and redemption price per share: (e)
Class A Shares	$17.65	$5.52	$25.78
Class C Shares (f)	16.46	2.43	22.54
Class I Shares	17.61	6.13	26.13
Class R Shares	17.29	—	24.55
Class R6 Shares	17.62	—	—
Class Y Shares	17.65	5.86	25.98
Maximum Sales Charge — Class A Shares	5.75%	5.75%	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$18.73	$5.86	$27.35

(a)  Includes $5,871of securities on loan.

(b)  Includes $151 of securities on loan.

(c)  Includes $1,224 of securities on loan.

(d)  Rounds to less than $1.

(e)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(f)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities October 31, 2019

(Amounts in Thousands, Except Per Share Amounts)

	Victory Strategic Allocation Fund		Victory INCORE Fund for Income		Victory INCORE Investment Grade Convertible Fund
ASSETS:
Affiliated investments, at value (Cost $24,951, $— and $—)	$25,487		$—		$—
Unaffiliated investments, at value (Cost $—, $715,393 and $250,353)	—		714,385		273,978	(a)
Cash and cash equivalents	86		—		14,237
Interest and dividends receivable	—	(b)	5,354		1,131
Receivable for capital shares issued	—		2,064		716
Receivable for investments sold	—		—		3,598
Receivable from Adviser	35		38		—
Prepaid expenses	24		14		15
Total Assets	25,632		721,855		293,675
LIABILITIES:
Payables:
Collateral received on loaned securities	—		—		8,811
Investments purchased	—		4,641		3,946
Capital shares redeemed	—	(b)	461		335
Accrued expenses and other payables:
Investment advisory fees	2		290		170
Administration fees	2		36		14
Custodian fees	—	(b)	5		2
Transfer agent fees	6		83		40
Chief Compliance Officer fees	—	(b)	—	(b)	—	(b)
Trustees' fees	—	(b)	2		1
12b-1 fees	3		29		2
Other accrued expenses	10		52		24
Total Liabilities	23		5,599		13,345
NET ASSETS:
Capital	24,684		1,019,992		248,466
Total distributable earnings/(loss)	925		(303,736)		31,864
Net Assets	$25,609		$716,256		$280,330
Net Assets
Class A Shares	$15,365		$136,570		$16,349
Class C Shares	3,193		22,541		—
Class I Shares	5,743		447,735		263,981
Class R Shares	1,308		38,596		—
Class R6 Shares	—		15,864		—
Class Y Shares	—		54,950		—
Total	$25,609		$716,256		$280,330

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities October 31, 2019

(Amounts in Thousands, Except Per Share Amounts)  (continued)

	Victory Strategic Allocation Fund	Victory INCORE Fund for Income	Victory INCORE Investment Grade Convertible Fund
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	933	15,961	933
Class C Shares	197	2,659	—
Class I Shares	347	52,354	15,084
Class R Shares	80	4,507	—
Class R6 Shares	—	1,857	—
Class Y Shares	—	6,421	—
Total	1,557	83,759	16,017
Net asset value, offering (except Class A Shares) and redemption price per share: (c)
Class A Shares	$16.47	$8.56	$17.51
Class C Shares (d)	16.18	8.48	—
Class I Shares	16.56	8.55	17.50
Class R Shares	16.43	8.56	—
Class R6 Shares	—	8.54	—
Class Y Shares	—	8.56	—
Maximum Sales Charge — Class A Shares	5.75%	2.00%	2.00%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$17.47	$8.73	$17.87

(a)  Includes $8,595 of securities on loan.

(b)  Rounds to less than $1.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(d)  Redemption price per share varies by the length of time shares are held.
See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended October 31, 2019

(Amounts in Thousands)

	Victory Diversified Stock Fund		Victory NewBridge Large Cap Growth Fund		Victory Special Value Fund
Investment Income:
Dividends	$5,127		$53		$933
Interest	77		9		17
Securities lending (net of fees)	9		11		1
Total Income	5,213		73		951
Expenses:
Investment advisory fees	2,075		140		438
Administration fees	203		16		42
12b-1 fees — Class A Shares	546		14		74
12b-1 fees — Class C Shares	79		25		17
12b-1 fees — Class R Shares	248		1		116
Custodian fees	16		2		4
Transfer agent fees — Class A Shares	163		6		36
Transfer agent fees — Class C Shares	8		3		3
Transfer agent fees — Class I Shares	19		6		2
Transfer agent fees — Class R Shares	44		—	(a)	36
Transfer agent fees — Class R6 Shares	—	(a)	—		—
Transfer agent fees — Class Y Shares	7		3		1
Trustees' fees	29		3		6
Chief Compliance Officer fees	3		—	(a)	—	(a)
Legal and audit fees	22		8		10
State registration and filing fees	89		70		73
Interfund lending fees	1		—	(a)	—	(a)
Other expenses	46		12		17
Total Expenses	3,598		309		875
Expenses waived/reimbursed by Adviser	(30)		(76)		(91)
Net Expenses	3,568		233		784
Net Investment Income (Loss)	1,645		(160)		167
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	18,632		3,860		1,560
Net change in unrealized appreciation/depreciation on investments	13,132		(2,906)		4,228
Net realized/unrealized gains (losses) on investments	31,764		954		5,788
Change in net assets resulting from operations	$33,409		$794		$5,955

(a)  Rounds to less than $1.

See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended October 31, 2019

(Amounts in Thousands)

	Victory Strategic Allocation Fund	Victory INCORE Fund for Income		Victory INCORE Investment Grade Convertible Fund
Investment Income:
Interest from non-affiliates	$1	$17,498		$2,526
Dividends from affiliates	841	—		—
Dividends from non-affiliates	—	4		2,940
Securities lending (net of fees)	—	—	(a)	31
Total Income	842	17,502		5,497
Expenses:
Investment advisory fees	27	3,161		1,457
Administration fees	21	411		125
12b-1 fees — Class A Shares	40	373		37
12b-1 fees — Class C Shares	38	274		—
12b-1 fees — Class R Shares	7	101		—
Custodian fees	1	31		10
Transfer agent fees — Class A Shares	23	138		42
Transfer agent fees — Class C Shares	4	28		—
Transfer agent fees — Class I Shares	6	219		150
Transfer agent fees — Class R Shares	3	29		—
Transfer agent fees — Class R6 Shares	—	1		—
Transfer agent fees — Class Y Shares	—	67		—
Trustees' fees	4	56		17
Chief Compliance Officer fees	— (a)	5		1
Legal and audit fees	7	42		17
State registration and filing fees	57	110		47
Interfund lending fees	1	1		—
Other expenses	12	126		37
Total Expenses	251	5,173		1,940
Expenses waived/reimbursed by Adviser	(124)	(86)		—
Net Expenses	127	5,087		1,940
Net Investment Income (Loss)	715	12,415		3,557
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from affiliated securities transactions	(522)	—		—
Net realized gains (losses) from unaffiliated securities transactions	140	37		9,776
Distributions of realized gains from affiliated underlying investment companies	775	—		—
Net change in unrealized appreciation/depreciation on affiliated investments	1,486	—		—
Net change in unrealized appreciation/depreciation on unaffiliated investments	—	22,751		14,314
Net realized/unrealized gains (losses) on investments	1,879	22,788		24,090
Change in net assets resulting from operations	$2,594	$35,203		$27,647

(a)  Rounds to less than $1.

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Diversified Stock Fund		Victory NewBridge Large Cap Growth Fund		Victory Special Value Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
From Investment Activities:
Operations:
Net investment income (loss)	$1,645	$1,248	$(160)	$(252)	$167	$20
Net realized gains (losses) from investment transactions	18,632	39,245	3,860	7,641	1,560	6,484
Net change in unrealized appreciation (depreciation) on investments	13,132	(35,321)	(2,906)	(4,523)	4,228	(6,058)
Change in net assets resulting from operations	33,409	5,172	794	2,866	5,955	446
Distributions to Shareholders:
Class A Shares	(28,297)	(60,154)	(1,659)	(2,173)	(3,327)	(140)
Class C Shares	(1,188)	(7,099)	(1,416)	(1,562)	(223)	—
Class I Shares	(4,956)	(14,623)	(2,847)	(4,022)	(366)	(48)
Class R Shares	(5,943)	(12,733)	(265)	(334)	(2,640)	(62)
Class R6 Shares	(255)	(493)	—	—	—	—
Class Y Shares	(476)	(1,608)	(957)	(861)	(47)	(8)
Change in net assets resulting from distributions to shareholders	(41,115)	(96,710)	(7,144)	(8,952)	(6,603)	(258)
Change in net assets resulting from capital transactions	(78,621)	(24,421)	(969)	(1,618)	(10,771)	(18,961)
Change in net assets	(86,327)	(115,959)	(7,319)	(7,704)	(11,419)	(18,773)
Net Assets:
Beginning of period	383,343	499,302	23,360	31,064	65,356	84,129
End of period	$297,016	$383,343	$16,041	$23,360	$53,937	$65,356

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Diversified Stock Fund		Victory NewBridge Large Cap Growth Fund		Victory Special Value Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Capital Transactions:
Class A Shares
Proceeds from shares issued	$10,469	$36,345	$1,642	$1,050	$2,878	$6,981
Distributions reinvested	25,681	53,501	1,429	1,783	2,670	112
Cost of shares redeemed	(90,032)	(79,151)	(1,465)	(3,581)	(9,989)	(9,666)
Total Class A Shares	$(53,882)	$10,695	$1,606	$(748)	$(4,441)	$(2,573)
Class C Shares
Proceeds from shares issued	$864	$1,225	$448	$415	$345	$416
Distributions reinvested	962	6,287	1,198	1,401	134	—
Cost of shares redeemed	(7,037)	(25,557)	(1,643)	(1,772)	(1,334)	(5,711)
Total Class C Shares	$(5,211)	$(18,045)	$3	$44	$(855)	$(5,295)
Class I Shares
Proceeds from shares issued	$3,181	$14,912	$557	$3,402	$588	$4,793
Distributions reinvested	4,500	13,845	2,644	3,551	317	46
Cost of shares redeemed	(21,038)	(43,874)	(5,198)	(9,714)	(1,283)	(4,817)
Total Class I Shares	$(13,357)	$(15,117)	$(1,997)	$(2,761)	$(378)	$22
Class R Shares
Proceeds from shares issued	$1,997	$3,059	$84	$46	$2,963	$3,593
Distributions reinvested	5,689	12,099	265	334	2,334	56
Cost of shares redeemed	(13,852)	(14,286)	(814)	(401)	(10,470)	(13,951)
Total Class R Shares	$(6,166)	$872	$(465)	$(21)	$(5,173)	$(10,302)
Class R6 Shares
Proceeds from shares issued	$180	$185	$—	$—	$—	$—
Distributions reinvested	255	493	—	—	—	—
Cost of shares redeemed	(314)	(448)	—	—	—	—
Total Class R6 Shares	$121	$230	$—	$—	$—	$—
Class Y Shares
Proceeds from shares issued	$867	$5,027	$554	$3,223	$144	$158
Distributions reinvested	387	104	397	334	33	2
Cost of shares redeemed	(1,380)	(8,187)	(1,067)	(1,689)	(101)	(973)
Total Class Y Shares	$(126)	$(3,056)	$(116)	$1,868	$76	$(813)
Change in net assets resulting from capital transactions	$(78,621)	$(24,421)	$(969)	$(1,618)	$(10,771)	$(18,961)

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Diversified Stock Fund		Victory NewBridge Large Cap Growth Fund		Victory Special Value Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Share Transactions:
Class A Shares
Issued	648	1,904	295	134	121	256
Reinvested	1,778	2,797	297	239	126	4
Redeemed	(5,576)	(4,068)	(254)	(420)	(416)	(351)
Total Class A Shares	(3,150)	633	338	(47)	(169)	(91)
Class C Shares
Issued	60	67	203	81	17	17
Reinvested	71	347	562	297	7	—
Redeemed	(458)	(1,433)	(645)	(324)	(61)	(233)
Total Class C Shares	(327)	(1,019)	120	54	(37)	(216)
Class I Shares
Issued	194	766	87	342	23	175
Reinvested	311	725	497	447	15	2
Redeemed	(1,291)	(2,295)	(850)	(1,041)	(52)	(177)
Total Class I Shares	(786)	(804)	(266)	(252)	(14)	— (a)
Class R Shares
Issued	126	161	13	7	130	135
Reinvested	403	644	72	53	116	2
Redeemed	(869)	(743)	(194)	(60)	(447)	(530)
Total Class R Shares	(340)	62	(109)	— (a)	(201)	(393)
Class R6 Shares
Issued	11	9	—	—	—	—
Reinvested	18	26	—	—	—	—
Redeemed	(20)	(23)	—	—	—	—
Total Class R6 Shares	9	12	—	—	—	—
Class Y Shares
Issued	54	262	107	352	6	6
Reinvested	27	5	78	43	2	— (a)
Redeemed	(84)	(425)	(173)	(184)	(5)	(35)
Total Class Y Shares	(3)	(158)	12	211	3	(29)
Change in Shares	(4,597)	(1,274)	95	(34)	(418)	(729)

(a)  Rounds to less than 1.

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Strategic Allocation Fund		Victory INCORE Fund for Income			Victory INCORE Investment Grade Convertible Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018		Year Ended October 31, 2019	Year Ended October 31, 2018
From Investment Activities:
Operations:
Net investment income (loss)	$715	$685	$12,415	$12,047	(a)	$3,557	$3,040
Net realized gains (losses) from affiliated and unaffiliated investment transactions	393	629	37	(3,534	)(a)	9,776	4,521
Net change in unrealized appreciation (depreciation) on affiliated and unaffiliated investments	1,486	(2,110)	22,751	(15,006)		14,314	(6,291)
Change in net assets resulting from operations	2,594	(796)	35,203	(6,493)		27,647	1,270
Distributions to Shareholders:
Class A Shares	(574)	(588)	(7,959)	(9,021)		(663)	(1,250)
Class C Shares	(114)	(260)	(1,264)	(1,730)		—	—
Class I Shares	(231)	(431)	(21,576)	(20,880)		(7,328)	(4,145)
Class R Shares	(44)	(62)	(2,160)	(2,518)		—	—
Class R6 Shares	—	—	(815)	(630)		—	—
Class Y Shares	—	—	(2,348)	(2,374)		—	—
Change in net assets resulting from distributions to shareholders	(963)	(1,341)	(36,122)	(37,153)		(7,991)	(5,395)
Change in net assets resulting from capital transactions	(9,554)	990	111,166	(276,137)		119,535	33,345
Change in net assets	(7,923)	(1,147)	110,247	(319,783)		139,191	29,220
Net Assets:
Beginning of period	33,532	34,679	606,009	925,792		141,139	111,919
End of period	$25,609	$33,532	$716,256	$606,009		$280,330	$141,139

(a)  Net investment income (loss) and Net realized gains (losses) from affiliated and unaffiliated investment transactions have been restated for the year ended October 31, 2018. See Item 11 in the Notes to Financial Statements.

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Strategic Allocation Fund		Victory INCORE Fund for Income		Victory INCORE Investment Grade Convertible Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Capital Transactions:
Class A Shares
Proceeds from shares issued	$1,078	$8,204	$52,087	$37,903	$5,609	$9,823
Distributions reinvested	546	541	6,231	7,053	531	1,121
Cost of shares redeemed	(5,939)	(3,708)	(75,399)	(105,462)	(5,263)	(28,804)
Total Class A Shares	$(4,315)	$5,037	$(17,081)	$(60,506)	$877	$(17,860)
Class C Shares
Proceeds from shares issued	$281	$836	$3,731	$3,667	$—	$—
Distributions reinvested	106	242	1,066	1,460	—	—
Cost of shares redeemed	(1,868)	(5,109)	(14,281)	(21,008)	—	—
Total Class C Shares	$(1,481)	$(4,031)	$(9,484)	$(15,881)	$—	$—
Class I Shares
Proceeds from shares issued	$673	$5,532	$212,608	$169,867	$188,612	$105,023
Distributions reinvested	223	417	15,748	16,603	6,976	3,970
Cost of shares redeemed	(4,348)	(5,703)	(111,040)	(351,187)	(76,930)	(57,788)
Total Class I Shares	$(3,452)	$246	$117,316	$(164,717)	$118,658	$51,205
Class R Shares
Proceeds from shares issued	$90	$60	$5,048	$7,811	$—	$—
Distributions reinvested	39	55	2,042	2,310	—	—
Cost of shares redeemed	(435)	(377)	(11,905)	(22,520)	—	—
Total Class R Shares	$(306)	$(262)	$(4,815)	$(12,399)	$—	$—
Class R6 Shares
Proceeds from shares issued	$—	$—	$8,367	$6,801	$—	$—
Distributions reinvested	—	—	811	630	—	—
Cost of shares redeemed	—	—	(7,027)	(2,414)	—	—
Total Class R6 Shares	$—	$—	$2,151	$5,017	$—	$—
Class Y Shares
Proceeds from shares issued	$—	$—	$44,007	$17,606	$—	$—
Distributions reinvested	—	—	1,155	1,219	—	—
Cost of shares redeemed	—	—	(22,083)	(46,476)	—	—
Total Class Y Shares	$—	$—	$23,079	$(27,651)	$—	$—
Change in net assets resulting from capital transactions	$(9,554)	$990	$111,166	$(276,137)	$119,535	$33,345

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Strategic Allocation Fund		Victory INCORE Fund for Income		Victory INCORE Investment Grade Convertible Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Share Transactions:
Class A Shares
Issued	69	506	6,053	4,291	345	592
Reinvested	37	33	727	803	34	69
Redeemed	(387)	(228)	(8,762)	(11,897)	(326)	(1,780)
Total Class A Shares	(281)	311	(1,982)	(6,803)	53	(1,119)
Class C Shares
Issued	18	52	438	418	—	—
Reinvested	7	15	125	168	—	—
Redeemed	(121)	(318)	(1,674)	(2,401)	—	—
Total Class C Shares	(96)	(251)	(1,111)	(1,815)	—	—
Class I Shares
Issued	43	337	24,691	19,222	11,502	6,340
Reinvested	15	25	1,837	1,889	445	243
Redeemed	(279)	(349)	(12,911)	(39,658)	(4,689)	(3,531)
Total Class I Shares	(221)	13	13,617	(18,547)	7,258	3,052
Class R Shares
Issued	6	4	586	877	—	—
Reinvested	3	3	238	263	—	—
Redeemed	(28)	(23)	(1,384)	(2,539)	—	—
Total Class R Shares	(19)	(16)	(560)	(1,399)	—	—
Class R6 Shares
Issued	—	—	974	773	—	—
Reinvested	—	—	95	72	—	—
Redeemed	—	—	(820)	(274)	—	—
Total Class R6 Shares	—	—	249	571	—	—
Class Y Shares
Issued	—	—	5,117	1,994	—	—
Reinvested	—	—	135	139	—	—
Redeemed	—	—	(2,567)	(5,267)	—	—
Total Class Y Shares	—	—	2,685	(3,134)	—	—
Change in Shares	(617)	57	12,898	(31,127)	7,311	1,933

See notes to financial statements.

This page is intentionally left blank.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Diversified Stock Fund
Class A
Year Ended 10/31/19	$17.90	0.09	(b)	1.65	1.74	(0.08)	(1.91)
Year Ended 10/31/18	$22.03	0.06	(b)	0.17	0.23	(0.06)	(4.30)
Year Ended 10/31/17	$18.01	0.13	(b)	4.28	4.41	(0.17)	(0.22)
Year Ended 10/31/16	$20.80	0.20	(b)	(1.04)	(0.84)	(0.19)	(1.76)
Year Ended 10/31/15	$23.04	0.15		0.97	1.12	(0.15)	(3.21)
Class C
Year Ended 10/31/19	$16.90	(0.05	)(b)	1.52	1.47	—	(1.91)
Year Ended 10/31/18	$21.12	(0.10	)(b)	0.18	0.08	—	(4.30)
Year Ended 10/31/17	$17.30	(0.02	)(b)	4.10	4.08	(0.04)	(0.22)
Year Ended 10/31/16	$20.07	0.04	(b)	(1.00)	(0.96)	(0.05)	(1.76)
Year Ended 10/31/15	$22.38	(0.03)		0.95	0.92	(0.02)	(3.21)
Class I
Year Ended 10/31/19	$17.87	0.13	(b)	1.65	1.78	(0.13)	(1.91)
Year Ended 10/31/18	$22.00	0.11	(b)	0.16	0.27	(0.10)	(4.30)
Year Ended 10/31/17	$17.98	0.19	(b)	4.27	4.46	(0.22)	(0.22)
Year Ended 10/31/16	$20.77	0.24	(b)	(1.03)	(0.79)	(0.24)	(1.76)
Year Ended 10/31/15	$23.01	0.20		0.98	1.18	(0.21)	(3.21)
Class R
Year Ended 10/31/19	$17.58	0.04	(b)	1.62	1.66	(0.04)	(1.91)
Year Ended 10/31/18	$21.71	0.01	(b)	0.16	0.17	— (d)	(4.30)
Year Ended 10/31/17	$17.75	0.07	(b)	4.23	4.30	(0.12)	(0.22)
Year Ended 10/31/16	$20.54	0.14	(b)	(1.04)	(0.90)	(0.13)	(1.76)
Year Ended 10/31/15	$22.79	0.08		0.97	1.05	(0.09)	(3.21)

(continues on next page)

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Portfolio turnover increase due to a change within the portfolio holdings during the year.

(d)  Amount is less than $0.005 per share.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(a)
Victory Diversified Stock Fund
Class A
Year Ended 10/31/19	(1.99)	$17.65	12.27%	1.08%	0.55%	1.08%	$204,945	132%
Year Ended 10/31/18	(4.36)	$17.90	(0.20)%	1.05%	0.32%	1.05%	$264,297	112%
Year Ended 10/31/17	(0.39)	$22.03	24.85%	1.05%	0.66%	1.05%	$311,255	133	%(c)
Year Ended 10/31/16	(1.95)	$18.01	(4.21)%	1.07%	1.06%	1.07%	$352,748	74%
Year Ended 10/31/15	(3.36)	$20.80	4.85%	1.09%	0.68%	1.09%	$532,180	74%
Class C
Year Ended 10/31/19	(1.91)	$16.46	11.19%	2.02%	(0.35)%	2.02%	$5,909	132%
Year Ended 10/31/18	(4.30)	$16.90	(1.02)%	1.89%	(0.53)%	1.89%	$11,586	112%
Year Ended 10/31/17	(0.26)	$21.12	23.82%	1.87%	(0.12)%	1.87%	$36,001	133	%(c)
Year Ended 10/31/16	(1.81)	$17.30	(5.01)%	1.90%	0.23%	1.90%	$50,213	74%
Year Ended 10/31/15	(3.23)	$20.07	4.01%	1.91%	(0.16)%	1.91%	$67,997	74%
Class I
Year Ended 10/31/19	(2.04)	$17.61	12.52%	0.84%	0.81%	0.84%	$31,619	132%
Year Ended 10/31/18	(4.40)	$17.87	0.05%	0.79%	0.58%	0.79%	$46,122	112%
Year Ended 10/31/17	(0.44)	$22.00	25.21%	0.80%	0.99%	0.80%	$74,466	133	%(c)
Year Ended 10/31/16	(2.00)	$17.98	(3.96)%	0.80%	1.33%	0.80%	$162,923	74%
Year Ended 10/31/15	(3.42)	$20.77	5.16%	0.81%	0.94%	0.81%	$313,482	74%
Class R
Year Ended 10/31/19	(1.95)	$17.29	11.90%	1.37%	0.26%	1.37%	$47,981	132%
Year Ended 10/31/18	(4.30)	$17.58	(0.47)%	1.34%	0.03%	1.34%	$54,776	112%
Year Ended 10/31/17	(0.34)	$21.71	24.56%	1.33%	0.38%	1.33%	$66,310	133	%(c)
Year Ended 10/31/16	(1.89)	$17.75	(4.55)%	1.36%	0.77%	1.36%	$69,751	74%
Year Ended 10/31/15	(3.30)	$20.54	4.57%	1.38%	0.38%	1.38%	$89,949	74%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Diversified Stock Fund
Class R6
Year Ended 10/31/19	$17.88	0.14	(b)	1.64	1.78	(0.13)	(1.91)
Year Ended 10/31/18	$22.00	0.11	(b)	0.17	0.28	(0.10)	(4.30)
Year Ended 10/31/17	$17.98	0.18	(b)	4.29	4.47	(0.23)	(0.22)
Year Ended 10/31/16	$20.77	0.26	(b)	(1.05)	(0.79)	(0.24)	(1.76)
Year Ended 10/31/15	$23.01	0.19		0.99	1.18	(0.21)	(3.21)
Class Y
Year Ended 10/31/19	$17.90	0.12	(b)	1.66	1.78	(0.12)	(1.91)
Year Ended 10/31/18	$22.02	0.11	(b)	0.16	0.27	(0.09)	(4.30)
Year Ended 10/31/17	$18.00	0.17	(b)	4.28	4.45	(0.21)	(0.22)
Year Ended 10/31/16	$20.79	0.23	(b)	(1.03)	(0.80)	(0.23)	(1.76)
Year Ended 10/31/15	$23.04	0.19		0.97	1.16	(0.20)	(3.21)

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Portfolio turnover increase due to a change within the portfolio holdings during the year.

(d)  Amount is less than $0.005 per share.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period  (continued)

				Ratios to Average Net Assets				Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses		Net Assets, End of Period (000's)	Portfolio Turnover(a)
Victory Diversified Stock Fund
Class R6
Year Ended 10/31/19	(2.04)	$17.62	12.58%	0.78%	0.83%	1.24	%(e)	$2,313	132%
Year Ended 10/31/18	(4.40)	$17.88	0.10%	0.78%	0.58%	1.21	%(e)	$2,189	112%
Year Ended 10/31/17	(0.45)	$22.00	25.24%	0.78%	0.94%	1.29	%(e)	$2,427	133	%(c)
Year Ended 10/31/16	(2.00)	$17.98	(3.93)%	0.78%	1.40%	0.92	%(e)	$2,332	74%
Year Ended 10/31/15	(3.42)	$20.77	5.19%	0.78%	0.78%	2.01	%(e)	$5,447	74%
Class Y
Year Ended 10/31/19	(2.03)	$17.65	12.53%	0.86%	0.76%	1.33	%(e)	$4,249	132%
Year Ended 10/31/18	(4.39)	$17.90	0.01%	0.86%	0.54%	1.13	%(e)	$4,373	112%
Year Ended 10/31/17	(0.43)	$22.02	25.11%	0.86%	0.88%	0.94	%(e)	$8,843	133	%(c)
Year Ended 10/31/16	(1.99)	$18.00	(4.01)%	0.86%	1.27%	0.96	%(e)	$11,907	74%
Year Ended 10/31/15	(3.41)	$20.79	5.06%	0.86%	0.90%	0.98	%(e)	$18,526	74%
See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities					Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Realized Gains from Investments	Total Distributions
Victory NewBridge Large Cap Growth Fund
Class A
Year Ended 10/31/19	$7.94	(0.05	)(b)	0.05	(c)	— (d)	(2.42)	(2.42)
Year Ended 10/31/18	$10.23	(0.09	)(b)	0.85		0.76	(3.05)	(3.05)
Year Ended 10/31/17	$12.79	(0.09	)(b)	1.82		1.73	(4.29)	(4.29)
Year Ended 10/31/16	$19.17	(0.11	)(b)	(0.22)		(0.33)	(6.05)	(6.05)
Year Ended 10/31/15	$19.38	(0.20)		1.63		1.43	(1.64)	(1.64)
Class C
Year Ended 10/31/19	$5.00	(0.06	)(b)	(0.09	)(c)	(0.15)	(2.42)	(2.42)
Year Ended 10/31/18	$7.59	(0.10	)(b)	0.56		0.46	(3.05)	(3.05)
Year Ended 10/31/17	$10.65	(0.12	)(b)	1.35		1.23	(4.29)	(4.29)
Year Ended 10/31/16	$17.06	(0.18	)(b)	(0.18)		(0.36)	(6.05)	(6.05)
Year Ended 10/31/15	$17.56	(0.29)		1.43		1.14	(1.64)	(1.64)
Class I
Year Ended 10/31/19	$8.49	(0.04	)(b)	0.10	(c)	0.06	(2.42)	(2.42)
Year Ended 10/31/18	$10.71	(0.06	)(b)	0.89		0.83	(3.05)	(3.05)
Year Ended 10/31/17	$13.13	(0.05	)(b)	1.92		1.87	(4.29)	(4.29)
Year Ended 10/31/16	$19.47	(0.05	)(b)	(0.24)		(0.29)	(6.05)	(6.05)
Year Ended 10/31/15	$19.61	(0.26)		1.76		1.50	(1.64)	(1.64)
Class Y
Year Ended 10/31/19	$8.24	(0.04	)(b)	0.08	(c)	0.04	(2.42)	(2.42)
Year Ended 10/31/18	$10.48	(0.06	)(b)	0.87		0.81	(3.05)	(3.05)
Year Ended 10/31/17	$12.96	(0.06	)(b)	1.87		1.81	(4.29)	(4.29)
Year Ended 10/31/16	$19.31	(0.07	)(b)	(0.23)		(0.30)	(6.05)	(6.05)
Year Ended 10/31/15	$19.47	(0.28)		1.76		1.48	(1.64)	(1.64)

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)  Amount is less than $0.005 per share.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses		Net Assets, End of Period (000's)	Portfolio Turnover(a)
Victory NewBridge Large Cap Growth Fund
Class A
Year Ended 10/31/19	$5.52	4.56%	1.36%	(0.97)%	1.60	%(e)	$5,732	62%
Year Ended 10/31/18	$7.94	9.41%	1.36%	(1.05)%	1.47	%(e)	$5,546	41%
Year Ended 10/31/17	$10.23	20.84%	1.40%	(0.94)%	1.40%		$7,639	60%
Year Ended 10/31/16	$12.79	(3.00)%	1.30%	(0.79)%	1.30%		$11,700	52%
Year Ended 10/31/15	$19.17	7.86%	1.26%	(0.73)%	1.26%		$20,207	55%
Class C
Year Ended 10/31/19	$2.43	3.92%	2.10%	(1.71)%	2.70	%(e)	$1,768	62%
Year Ended 10/31/18	$5.00	8.47%	2.10%	(1.78)%	2.40	%(e)	$3,042	41%
Year Ended 10/31/17	$7.59	20.06%	2.10%	(1.64)%	2.27	%(e)	$4,201	60%
Year Ended 10/31/16	$10.65	(3.79)%	2.10%	(1.59)%	2.15	%(e)	$6,321	52%
Year Ended 10/31/15	$17.06	6.94%	2.10%	(1.58)%	2.13	%(e)	$9,389	55%
Class I
Year Ended 10/31/19	$6.13	5.11%	0.95%	(0.56)%	1.26	%(e)	$6,043	62%
Year Ended 10/31/18	$8.49	9.74%	0.95%	(0.63)%	1.09	%(e)	$10,633	41%
Year Ended 10/31/17	$10.71	21.52%	0.95%	(0.47)%	1.01	%(e)	$16,103	60%
Year Ended 10/31/16	$13.13	(2.67)%	0.88%	(0.36)%	0.88%		$31,299	52%
Year Ended 10/31/15	$19.47	8.14%	0.95%	(0.41)%	1.04	%(e)	$63,569	55%
Class Y
Year Ended 10/31/19	$5.86	5.06%	1.02%	(0.63)%	1.69	%(e)	$2,498	62%
Year Ended 10/31/18	$8.24	9.75%	1.02%	(0.72)%	1.48	%(e)	$3,411	41%
Year Ended 10/31/17	$10.48	21.30%	1.02%	(0.55)%	1.42	%(e)	$2,128	60%
Year Ended 10/31/16	$12.96	(2.76)%	1.02%	(0.50)%	1.08	%(e)	$4,344	52%
Year Ended 10/31/15	$19.31	8.09%	1.02%	(0.46)%	1.04	%(e)	$12,141	55%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities					Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Special Value Fund
Class A
Year Ended 10/31/19	$26.10	0.10	(c)	2.26		2.36	(0.03)	(2.65)
Year Ended 10/31/18	$26.31	0.05	(c)	(0.15	)(d)	(0.10)	(0.11)	—
Year Ended 10/31/17	$21.48	0.13	(c)	4.95		5.08	(0.25)	—
Year Ended 10/31/16	$22.46	0.20	(c)	(1.11)		(0.91)	(0.07)	—
Year Ended 10/31/15	$21.71	0.12		0.63		0.75	—	—
Class C
Year Ended 10/31/19	$23.34	(0.09	)(c)	1.94		1.85	—	(2.65)
Year Ended 10/31/18	$23.66	(0.18	)(c)	(0.14	)(d)	(0.32)	—	—
Year Ended 10/31/17	$19.34	(0.08	)(c)	4.45		4.37	(0.05)	—
Year Ended 10/31/16	$20.34	0.01	(c)	(1.01)		(1.00)	—	—
Year Ended 10/31/15	$19.82	(0.10)		0.62		0.52	—	—
Class I
Year Ended 10/31/19	$26.39	0.14	(c)	2.30		2.44	(0.05)	(2.65)
Year Ended 10/31/18	$26.62	0.09	(c)	(0.15	)(d)	(0.06)	(0.17)	—
Year Ended 10/31/17	$21.76	0.13	(c)	5.01		5.14	(0.28)	—
Year Ended 10/31/16	$22.78	0.23	(c)	(1.12)		(0.89)	(0.13)	—
Year Ended 10/31/15	$21.96	0.19		0.63		0.82	—	—
Class R
Year Ended 10/31/19	$25.02	0.03	(c)	2.15		2.18	—	(2.65)
Year Ended 10/31/18	$25.24	(0.03	)(c)	(0.15	)(d)	(0.18)	(0.04)	—
Year Ended 10/31/17	$20.63	0.05	(c)	4.75		4.80	(0.19)	—
Year Ended 10/31/16	$21.57	0.14	(c)	(1.07)		(0.93)	(0.01)	—
Year Ended 10/31/15	$20.91	0.04		0.62		0.66	—	—
Class Y
Year Ended 10/31/19	$26.25	0.15	(c)	2.28		2.43	(0.05)	(2.65)
Year Ended 10/31/18	$26.47	0.12	(c)	(0.17	)(d)	(0.05)	(0.17)	—
Year Ended 10/31/17	$21.62	0.18	(c)	4.98		5.16	(0.31)	—
Year Ended 10/31/16	$22.62	0.26	(c)	(1.12)		(0.86)	(0.14)	—
Year Ended 10/31/15	$21.80	0.18		0.64		0.82	—	—

(a)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Per share net investment income (loss) has been calculated using the average daily shares method.

(d)  The amount shown for a share outstanding throughout the period does not accord with the change in net assets resulting from operations during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses(a)	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Special Value Fund
Class A
Year Ended 10/31/19	(2.68)	$25.78	11.32%	1.21%	0.41%	1.31%	$27,818	126%
Year Ended 10/31/18	(0.11)	$26.10	(0.42)%	1.17%	0.19%	1.27%	$32,565	113%
Year Ended 10/31/17	(0.25)	$26.31	23.84%	1.17%	0.53%	1.27%	$35,223	135%
Year Ended 10/31/16	(0.07)	$21.48	(4.06)%	1.20%	0.93%	1.30%	$36,971	76%
Year Ended 10/31/15	—	$22.46	3.45%	1.28%	0.52%	1.35%	$48,913	137%
Class C
Year Ended 10/31/19	(2.65)	$22.54	10.34%	2.10%	(0.44)%	2.79%	$1,241	126%
Year Ended 10/31/18	—	$23.34	(1.35)%	2.10%	(0.75)%	2.27%	$2,145	113%
Year Ended 10/31/17	(0.05)	$23.66	22.65%	2.10%	(0.38)%	2.21%	$7,296	135%
Year Ended 10/31/16	—	$19.34	(4.92)%	2.09%	0.04%	2.19%	$7,955	76%
Year Ended 10/31/15	—	$20.34	2.62%	2.13%	(0.35)%	2.21%	$11,253	137%
Class I
Year Ended 10/31/19	(2.70)	$26.13	11.52%	1.05%	0.58%	1.34%	$3,274	126%
Year Ended 10/31/18	(0.17)	$26.39	(0.28)%	1.02%	0.31%	1.16%	$3,678	113%
Year Ended 10/31/17	(0.28)	$26.62	23.86%	1.15%	0.56%	1.25%	$3,703	135%
Year Ended 10/31/16	(0.13)	$21.76	(3.93)%	1.05%	1.07%	1.15%	$4,016	76%
Year Ended 10/31/15	—	$22.78	3.73%	1.02%	0.78%	1.09%	$6,285	137%
Class R
Year Ended 10/31/19	(2.65)	$24.55	11.03%	1.50%	0.13%	1.60%	$21,084	126%
Year Ended 10/31/18	(0.04)	$25.02	(0.71)%	1.46%	(0.10)%	1.56%	$26,532	113%
Year Ended 10/31/17	(0.19)	$25.24	23.43%	1.47%	0.24%	1.57%	$36,688	135%
Year Ended 10/31/16	(0.01)	$20.63	(4.29)%	1.46%	0.67%	1.56%	$34,784	76%
Year Ended 10/31/15	—	$21.57	3.16%	1.55%	0.23%	1.63%	$46,357	137%
Class Y
Year Ended 10/31/19	(2.70)	$25.98	11.57%	1.00%	0.60%	4.50%	$520	126%
Year Ended 10/31/18	(0.17)	$26.25	(0.21)%	0.97%	0.42%	2.82%	$436	113%
Year Ended 10/31/17	(0.31)	$26.47	24.12%	0.93%	0.77%	2.07%	$1,219	135%
Year Ended 10/31/16	(0.14)	$21.62	(3.80)%	0.93%	1.20%	1.75%	$1,170	76%
Year Ended 10/31/15	—	$22.62	3.76%	1.00%	0.78%	1.58%	$1,790	137%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Strategic Allocation Fund
Class A
Year Ended 10/31/19	$15.44	0.43	(d)	1.12	1.55	(0.39)	(0.13)
Year Ended 10/31/18	$16.41	0.29	(d)	(0.68)	(0.39)	(0.39)	(0.19)
Year Ended 10/31/17	$14.80	0.50	(d)	1.51	2.01	(0.40)	—
Year Ended 10/31/16	$15.10	0.15	(d)	(0.28)	(0.13)	(0.17)	—
Year Ended 10/31/15	$15.69	0.14		0.57	0.71	(0.30)	(1.00)
Class C
Year Ended 10/31/19	$15.19	0.30	(d)	1.10	1.40	(0.28)	(0.13)
Year Ended 10/31/18	$16.19	0.21	(d)	(0.71)	(0.50)	(0.31)	(0.19)
Year Ended 10/31/17	$14.65	0.43	(d)	1.44	1.87	(0.33)	—
Year Ended 10/31/16	$14.97	0.06	(d)	(0.29)	(0.23)	(0.09)	—
Year Ended 10/31/15	$15.57	0.01		0.59	0.60	(0.20)	(1.00)
Class I
Year Ended 10/31/19	$15.52	0.46	(d)	1.13	1.59	(0.42)	(0.13)
Year Ended 10/31/18	$16.48	0.35	(d)	(0.70)	(0.35)	(0.42)	(0.19)
Year Ended 10/31/17	$14.86	0.55	(d)	1.50	2.05	(0.43)	—
Year Ended 10/31/16	$15.16	0.15	(d)	(0.24)	(0.09)	(0.21)	—
Year Ended 10/31/15	$15.74	0.29		0.47	0.76	(0.34)	(1.00)
Class R
Year Ended 10/31/19	$15.41	0.36	(d)	1.14	1.50	(0.35)	(0.13)
Year Ended 10/31/18	$16.38	0.27	(d)	(0.70)	(0.43)	(0.35)	(0.19)
Year Ended 10/31/17	$14.79	0.46	(d)	1.49	1.95	(0.36)	—
Year Ended 10/31/16	$15.09	0.09	(d)	(0.26)	(0.17)	(0.13)	—
Year Ended 10/31/15	$15.68	0.08		0.59	0.67	(0.26)	(1.00)

(a)  The expense ratios exclude the impact of expenses paid by each underlying fund.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  Per share net investment income (loss) has been calculated using the average daily shares method.

(e)  The amount includes a change in accounting estimate. Without this change in accounting estimate, the gross expense ratio would have been 0.67%, 1.54%, 0.42% and 1.43% for Class A, C, I and R, respectively.

(f)  Effective with the December 30, 2015 strategy change, the Adviser began reimbursing expenses inclusive of acquired fund fee and expenses.

(g)  Portfolio turnover increased due to a change in investment strategy.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets					Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses(a)		Net Investment Income (Loss)	Gross Expenses(a)(b)		Net Assets, End of Period (000's)	Portfolio Turnover(c)
Victory Strategic Allocation Fund
Class A
Year Ended 10/31/19	(0.52)	$16.47	10.37%	0.40%		2.69%	0.77%		$15,365	5%
Year Ended 10/31/18	(0.58)	$15.44	(2.56)%	0.40%		1.77%	0.28	%(e)	$18,747	40%
Year Ended 10/31/17	(0.40)	$16.41	13.72%	0.30%		3.19%	0.79%		$14,820	51%
Year Ended 10/31/16	(0.17)	$14.80	(0.87)%	0.31	%(f)	0.99%	1.69%		$16,587	192	%(g)
Year Ended 10/31/15	(1.30)	$15.10	4.66%	1.15%		0.82%	1.40%		$10,560	72%
Class C
Year Ended 10/31/19	(0.41)	$16.18	9.53%	1.15%		1.94%	1.72%		$3,193	5%
Year Ended 10/31/18	(0.50)	$15.19	(3.26)%	1.15%		1.30%	1.08	%(e)	$4,445	40%
Year Ended 10/31/17	(0.33)	$16.19	12.88%	1.03%		2.78%	1.58%		$8,814	51%
Year Ended 10/31/16	(0.09)	$14.65	(1.56)%	0.95	%(f)	0.44%	2.65%		$9,724	192	%(g)
Year Ended 10/31/15	(1.20)	$14.97	3.92%	1.85%		0.12%	2.36%		$2,725	72%
Class I
Year Ended 10/31/19	(0.55)	$16.56	10.63%	0.15%		2.90%	0.59%		$5,743	5%
Year Ended 10/31/18	(0.61)	$15.52	(2.29)%	0.15%		2.11%	0.01	%(e)	$8,811	40%
Year Ended 10/31/17	(0.43)	$16.48	13.95%	0.10%		3.48%	0.61%		$9,153	51%
Year Ended 10/31/16	(0.21)	$14.86	(0.61)%	0.24	%(f)	1.04%	2.64%		$1,099	192	%(g)
Year Ended 10/31/15	(1.34)	$15.16	4.96%	0.90%		0.93%	4.15%		$1,474	72%
Class R
Year Ended 10/31/19	(0.48)	$16.43	10.08%	0.65%		2.30%	1.87%		$1,308	5%
Year Ended 10/31/18	(0.54)	$15.41	(2.77)%	0.65%		1.63%	1.01	%(e)	$1,529	40%
Year Ended 10/31/17	(0.36)	$16.38	13.36%	0.56%		2.96%	1.80%		$1,892	51%
Year Ended 10/31/16	(0.13)	$14.79	(1.14)%	0.62	%(f)	0.58%	2.13%		$1,702	192	%(g)
Year Ended 10/31/15	(1.26)	$15.09	4.36%	1.45%		0.52%	2.17%		$1,875	72%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities					Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Total Distributions
Victory INCORE Fund for Income
Class A
Year Ended 10/31/19	$8.56	0.18	(b)	0.28		0.46	(0.46)	(0.46)
Year Ended 10/31/18	$9.09	0.15	(b)(d)	(0.23	)(d)	(0.08)	(0.45)	(0.45)
Year Ended 10/31/17	$9.63	0.10	(b)	(0.15)		(0.05)	(0.49)	(0.49)
Year Ended 10/31/16	$9.96	0.11	(b)	0.05		0.16	(0.49)	(0.49)
Year Ended 10/31/15	$10.27	0.15		0.04		0.19	(0.50)	(0.50)
Class C
Year Ended 10/31/19	$8.48	0.13	(b)	0.26		0.39	(0.39)	(0.39)
Year Ended 10/31/18	$9.01	0.08	(b)(d)	(0.23	)(d)	(0.15)	(0.38)	(0.38)
Year Ended 10/31/17	$9.56	0.03	(b)	(0.16)		(0.13)	(0.42)	(0.42)
Year Ended 10/31/16	$9.89	0.03	(b)	0.06		0.09	(0.42)	(0.42)
Year Ended 10/31/15	$10.20	0.02		0.10		0.12	(0.43)	(0.43)
Class I
Year Ended 10/31/19	$8.55	0.16	(b)	0.32		0.48	(0.48)	(0.48)
Year Ended 10/31/18	$9.08	0.15	(b)(d)	(0.21	)(d)	(0.06)	(0.47)	(0.47)
Year Ended 10/31/17	$9.63	0.13	(b)	(0.16)		(0.03)	(0.52)	(0.52)
Year Ended 10/31/16	$9.96	0.13	(b)	0.06		0.19	(0.52)	(0.52)
Year Ended 10/31/15	$10.26	0.16		0.07		0.23	(0.53)	(0.53)
Class R
Year Ended 10/31/19	$8.57	0.18	(b)	0.27		0.45	(0.46)	(0.46)
Year Ended 10/31/18	$9.09	0.15	(b)(d)	(0.22	)(d)	(0.07)	(0.45)	(0.45)
Year Ended 10/31/17	$9.64	0.10	(b)	(0.16)		(0.06)	(0.49)	(0.49)
Year Ended 10/31/16	$9.97	0.11	(b)	0.05		0.16	(0.49)	(0.49)
Year Ended 10/31/15	$10.28	0.11		0.08		0.19	(0.50)	(0.50)

(continues on next page)

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Net Investment Income (Loss) per share, Net Realized and Unrealized Gains (Losses) on Investments and the Ratio of Net Investment Income (Loss) have been restated. See Item 11 in the Notes to Financial Statements.

(e)  Commencement of operations.

(f)  Annualized for periods less than one year.

(g)  Not annualized for periods less than one year.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets					Supplemental Data
	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)		Gross Expenses		Net Assets, End of Period (000's)	Portfolio Turnover(a)
Victory INCORE Fund for Income
Class A
Year Ended 10/31/19	$8.56	5.50%	0.92%	2.12%		0.94	%(c)	$136,570	29%
Year Ended 10/31/18	$8.56	(0.91)%	0.92%	1.64	%(d)	0.93	%(c)	$153,574	27%
Year Ended 10/31/17	$9.09	(0.51)%	0.88%	1.08%		0.88%		$224,822	30%
Year Ended 10/31/16	$9.63	1.62%	0.91%	1.10%		0.91%		$400,740	31%
Year Ended 10/31/15	$9.96	1.90%	0.94%	1.09%		0.94%		$349,571	44%
Class C
Year Ended 10/31/19	$8.48	4.72%	1.72%	1.53%		1.73	%(c)	$22,541	29%
Year Ended 10/31/18	$8.48	(1.69)%	1.70%	0.94	%(d)	1.71	%(c)	$31,976	27%
Year Ended 10/31/17	$9.01	(1.41)%	1.67%	0.29%		1.67%		$50,316	30%
Year Ended 10/31/16	$9.56	0.88%	1.69%	0.32%		1.69%		$72,958	31%
Year Ended 10/31/15	$9.89	1.14%	1.72%	0.31%		1.72%		$68,015	44%
Class I
Year Ended 10/31/19	$8.55	5.79%	0.64%	1.84%		0.65	%(c)	$447,735	29%
Year Ended 10/31/18	$8.55	(0.64)%	0.63%	1.69	%(d)	0.63%		$331,338	27%
Year Ended 10/31/17	$9.08	(0.34)%	0.61%	1.34%		0.61%		$520,056	30%
Year Ended 10/31/16	$9.63	1.90%	0.63%	1.37%		0.63%		$547,322	31%
Year Ended 10/31/15	$9.96	2.28%	0.65%	1.37%		0.65%		$403,879	44%
Class R
Year Ended 10/31/19	$8.56	5.37%	0.92%	2.04%		0.94	%(c)	$38,596	29%
Year Ended 10/31/18	$8.57	(0.79)%	0.91%	1.67	%(d)	0.91%		$43,405	27%
Year Ended 10/31/17	$9.09	(0.62)%	0.88%	1.08%		0.88%		$58,783	30%
Year Ended 10/31/16	$9.64	1.62%	0.90%	1.11%		0.90%		$85,195	31%
Year Ended 10/31/15	$9.97	1.88%	0.95%	1.07%		0.95%		$73,805	44%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities					Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Total Distributions
Victory INCORE Fund for Income
Class R6
Year Ended 10/31/19	$8.55	0.17	(b)	0.30		0.47	(0.48)	(0.48)
Year Ended 10/31/18	$9.07	0.13	(b)(d)	(0.18	)(d)	(0.05)	(0.47)	(0.47)
Year Ended 10/31/17	$9.62	0.12	(b)	(0.16)		(0.04)	(0.51)	(0.51)
Year Ended 10/31/16	$9.95	0.13	(b)	0.06		0.19	(0.52)	(0.52)
March 4, 2015(e) through 10/31/15	$10.23	0.10		(0.03)		0.07	(0.35)	(0.35)
Class Y
Year Ended 10/31/19	$8.56	0.13	(b)	0.35		0.48	(0.48)	(0.48)
Year Ended 10/31/18	$9.08	0.19	(b)(d)	(0.25	)(d)	(0.06)	(0.46)	(0.46)
Year Ended 10/31/17	$9.64	0.10	(b)	(0.15)		(0.05)	(0.51)	(0.51)
Year Ended 10/31/16	$9.96	0.13	(b)	0.06		0.19	(0.51)	(0.51)
Year Ended 10/31/15	$10.27	0.08		0.14		0.22	(0.53)	(0.53)

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Net Investment Income (Loss) per share, Net Realized and Unrealized Gains (Losses) on Investments and the Ratio of Net Investment Income (Loss) have been restated. See Item 11 in the Notes to Financial Statements.

(e)  Commencement of operations.

(f)  Annualized for periods less than one year.

(g)  Not annualized for periods less than one year.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period  (continued)

			Ratios to Average Net Assets						Supplemental Data
	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses		Net Investment Income (Loss)		Gross Expenses		Net Assets, End of Period (000's)	Portfolio Turnover(a)
Victory INCORE Fund for Income
Class R6
Year Ended 10/31/19	$8.54	5.68%	0.63%		2.00%		0.66	%(c)	$15,864	29%
Year Ended 10/31/18	$8.55	(0.52)%	0.63%		1.43	%(d)	0.69	%(c)	$13,741	27%
Year Ended 10/31/17	$9.07	(0.36)%	0.63%		1.31%		0.73	%(c)	$9,407	30%
Year Ended 10/31/16	$9.62	1.89%	0.63%		1.37%		0.97	%(c)	$6,286	31%
March 4, 2015(e) through 10/31/15	$9.95	0.70%	0.63	%(f)	1.24	%(f)	0.99	%(c)(f)	$3,896	44	%(g)
Class Y
Year Ended 10/31/19	$8.56	5.72%	0.71%		1.48%		0.79	%(c)	$54,950	29%
Year Ended 10/31/18	$8.56	(0.61)%	0.71%		2.14	%(d)	0.79	%(c)	$31,975	27%
Year Ended 10/31/17	$9.08	(0.53)%	0.68%		1.09%		0.68%		$62,408	30%
Year Ended 10/31/16	$9.64	1.92%	0.71%		1.30%		0.89	%(c)	$8,119	31%
Year Ended 10/31/15	$9.96	2.12%	0.71%		1.32%		0.90	%(c)	$5,093	44%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities					Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
INCORE Investment Grade Convertible Fund
Class A
Year Ended 10/31/19	$16.22	0.21	(b)	1.84		2.05	(0.28)	(0.48)
Year Ended 10/31/18	$16.53	0.30	(b)	0.01	(c)	0.31	(0.53)	(0.09)
Year Ended 10/31/17	$13.72	0.17	(b)	2.89		3.06	(0.25)	—
Year Ended 10/31/16	$14.00	0.11	(b)	(0.07)		0.04	(0.32)	—
Year Ended 10/31/15	$14.10	0.14		0.03		0.17	(0.27)	—
Class I
Year Ended 10/31/19	$16.21	0.31	(b)	1.83		2.14	(0.37)	(0.48)
Year Ended 10/31/18	$16.53	0.36	(b)	(0.01	)(c)	0.35	(0.58)	(0.09)
Year Ended 10/31/17	$13.71	0.22	(b)	2.90		3.12	(0.30)	—
Year Ended 10/31/16	$13.98	0.17	(b)	(0.07)		0.10	(0.37)	—
Year Ended 10/31/15	$14.09	0.18		0.03		0.21	(0.32)	—

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d) During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets				Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses		Net Assets, End of Period (000's)	Portfolio Turnover(a)
INCORE Investment Grade Convertible Fund
Class A
Year Ended 10/31/19	(0.76)	$17.51	13.35%	1.49%	1.31%	1.49%		$16,349	35%
Year Ended 10/31/18	(0.62)	$16.22	1.87%	1.27%	1.79%	1.27%		$14,268	41%
Year Ended 10/31/17	(0.25)	$16.53	22.57%	1.30%	1.12%	1.30%		$33,040	39%
Year Ended 10/31/16	(0.32)	$13.72	0.29%	1.48%	0.80%	1.48%		$14,350	22%
Year Ended 10/31/15	(0.27)	$14.00	1.21%	1.39%	0.75%	1.39%		$10,396	32%
Class I
Year Ended 10/31/19	(0.85)	$17.50	13.99%	0.96%	1.87%	0.96%		$263,981	35%
Year Ended 10/31/18	(0.67)	$16.21	2.16%	0.94%	2.17%	0.94%		$126,871	41%
Year Ended 10/31/17	(0.30)	$16.53	23.07%	0.94%	1.47%	0.94%		$78,879	39%
Year Ended 10/31/16	(0.37)	$13.71	0.77%	0.99%	1.26%	0.99%		$53,438	22%
Year Ended 10/31/15	(0.32)	$13.98	1.54%	1.00%	1.14%	1.01	%(d)	$40,024	32%
See notes to financial statements.

Victory Portfolios	Notes to Financial Statements October 31, 2019

1. Organization:

Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust as a successor to a company named "The Victory Portfolios," which was organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 42 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share. Each Fund is classified as diversified under the 1940 Act.

The accompanying financial statements are those of the following six Funds (collectively, the "Funds" and individually, a "Fund").

Funds (Legal Name)	Funds (Short Name)	Investment Share Classes Offered
Victory Diversified Stock Fund	Diversified Stock Fund	Class A, C, I, R, R6, and Y
Victory NewBridge Large Cap Growth Fund	NewBridge Large Cap Growth Fund	Class A, C, I and Y
Victory Special Value Fund	Special Value Fund	Class A, C, I, R and Y
Victory Strategic Allocation Fund	Strategic Allocation Fund	Class A, C, I and R
Victory INCORE Fund for Income	INCORE Fund for Income	Class A, C, I, R, R6 and Y
Victory INCORE Investment Grade Convertible Fund	INCORE Investment Grade Convertible Fund	Class A and I

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

Victory Portfolios	Notes to Financial Statements — continued October 31, 2019

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

A summary of the valuations as of October 31, 2019, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedules of Portfolio Investments (amounts in thousands):

	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	Total
	Investments in Securities	Investments in Securities	Investments in Securities
Diversified Stock Fund
Common Stocks	$286,867	$—	$286,867
Exchange-Traded Funds	7,464	—	7,464
Collateral for Securities Loaned	6,058	—	6,058
Total	300,389	—	300,389
NewBridge Large Cap Growth Fund
Common Stocks	15,061	—	15,061
Exchange-Traded Funds	560	—	560
Collateral for Securities Loaned	158	—	158
Total	15,779	—	15,779
Special Value Fund
Common Stocks	52,405	—	52,405
Exchange-Traded Funds	994	—	994
Collateral for Securities Loaned	1,294	—	1,294
Total	54,693	—	54,693

Victory Portfolios	Notes to Financial Statements — continued October 31, 2019
	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	Total
	Investments in Securities	Investments in Securities	Investments in Securities
Strategic Allocation Fund
Affiliated Exchange-Traded Funds	$4,498	$—	$4,498
Affiliated Mutual Funds	20,989	—	20,989
Total	25,487	—	25,487
INCORE Fund for Income
Government National Mortgage Association	—	603,206	603,206
U.S. Treasury Obligations	—	111,079	111,079
Investment Companies	100	—	100
Total	100	714,285	714,385
INCORE Investment Grade Convertible Fund
Convertible Corporate Bonds	—	191,097	191,097
Convertible Preferred Stocks	63,099	10,971	74,070
Collateral for Securities Loaned	8,811	—	8,811
Total	$71,910	$202,068	$273,978

For the year ended October 31, 2019, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

Securities Purchased on a When-Issued Basis:

The Funds may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for when-issued securities. If a Fund owns when-issued securities, these values are included in "Payable for investments purchased" on the accompanying Statements of Assets and Liabilities and the segregated assets are identified in the Schedules of Portfolio Investments.

Real Estate Investment Trusts ("REITS"):

The Funds may invest in REITS which report information on the source of their distributions annually. REITS are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITS during the year are recorded as realized gains or return of capital as estimated by the Funds or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Funds may invest in ETFs. ETFs are a type of index fund, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a

Victory Portfolios	Notes to Financial Statements — continued October 31, 2019

foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Funds may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Pay-down gains or losses on applicable securities, if any, are recorded as components of interest income on the Statements of Operations.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted in the Funds' Schedules of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Funds' Schedules of Portfolio Investments. During the time portfolio securities are on loan, the borrower will pay the Funds any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Funds also earn a return from the collateral. The Funds pay the Agent various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by a Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table (amounts in thousands) is a summary of the Funds' securities lending transactions which are subject to offset under the MSLA as of October 31, 2019. These transactions are accounted

Victory Portfolios	Notes to Financial Statements — continued October 31, 2019

for as secured borrowings with an overnight and continuous contractual maturity for cash collateral, and greater than overnight and continuous contractual maturity for non-cash collateral.

	Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
	Securities on Loan)	Collateral Received*	<30 Days	Between 30 & 90 Days	>90 Days	Net Amount
Diversified Stock Fund	$5,871	$5,871	$—	$—	$—	$—
NewBridge Large Cap Growth Fund	151	151	—	—	—	—
Special Value Fund	1,224	1,224	—	—	—	—
INCORE Investment Grade Convertible Fund	8,595	8,595	—	—	—	—

*  Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Statements of Assets and Liabilities.

Distributions to Shareholders:

Dividends from net investment income, if any, are declared and paid monthly for the INCORE Fund for Income Fund. Dividends from net investment income, if any, are declared and paid quarterly for the Diversified Stock Fund, Strategic Allocation Fund, and INCORE Investment Grade Convertible Fund. Dividends from net investment income, if any, are declared and paid annually for the NewBridge Large Cap Growth Fund and Special Value Fund. Distributable net realized gains, if any, are declared and distributed at least annually from each Fund.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

As of October 31, 2019, on the Statements of Assets and Liabilities, as a result of permanent book-to-tax difference, reclassification adjustments were as follows:

	Total Distributable Earnings/(Loss)	Capital
NewBridge Large Cap Growth Fund	$(671)	$671
INCORE Fund for Income	10,878	(10,878)

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of October 31.

Victory Portfolios	Notes to Financial Statements — continued October 31, 2019

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Securities Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in cross-trades which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended October 31, 2019, the Funds did not engage in any Rule 17a-7 transactions under the 1940 Act.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended October 31, 2019 were as follows (amounts in thousands):

	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
Diversified Stock Fund	$419,046	$534,358	$—	$—
NewBridge Large Cap Growth Fund	11,401	19,695	—	—
Special Value Fund	73,053	90,354	—	—
Strategic Allocation Fund	1,501	9,992	—	—
INCORE Fund for Income	—	—	255,512	181,414
INCORE Investment Grade Convertible Fund	165,447	65,807	—	—

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware Corporation and a wholly-owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreements, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by

Victory Portfolios	Notes to Financial Statements — continued October 31, 2019

each Fund are included in the table below. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

Flat Rate
Strategic Allocation Fund	0.10%
Adviser Fee Tier Rate
Diversified Stock Fund
Up to $800 million	0.65%
$800 million — $2.4 billion	0.60%
Over $2.4 billion	0.55%
NewBridge Large Cap Growth Fund
Up to $400 million	0.75%
$400 million — $800 million	0.65%
Over $800 million	0.60%
Special Value Fund
Up to $400 million	0.75%
$400 million — $800 million	0.65%
Over $800 million	0.60%
INCORE Fund for Income
Up to $400 million	0.50%
$400 million — $800 million	0.45%
Over $800 million	0.40%
INCORE Investment Grade Convertible Fund
Up to $400 million	0.75%
$400 million — $800 million	0.65%
Over $800 million	0.60%

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios II (collectively, the "Victory Funds Complex"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Victory Funds Complex and 0.04% of the average daily net assets over $30 billion of the Victory Funds Complex.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank N.A., acts as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trusts reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trusts pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Victory Funds Complex compensates the Adviser for these services.

The Victory Funds Complex pays an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the

Victory Portfolios	Notes to Financial Statements — continued October 31, 2019

Independent Trustees are allocated amongst all the funds in the Victory Funds Complex and are presented in the Statements of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust. Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A Shares, at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of the Funds, except for INCORE Fund for Income, and 1.00% of the average daily net assets of Class C Shares of the Funds. The Distributor may receive a monthly distribution and service fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares of INCORE Fund for Income. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class R or Class C Shares of the Funds.

In addition, the Distributor is entitled to receive commissions on sales of the Class A Shares of the Funds. For the fiscal year ended October 31, 2019, the Distributor received approximately $36 thousand from commissions earned on sales of Class A Shares of the Funds.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of October 31, 2019, the expense limits (excluding voluntary waivers) are as follows:

	In effect November 1, 2018 until February 29, 2020
	Class A Shares		Class C Shares		Class I Shares		Class R Shares		Class R6 Shares	Class Y Shares
Diversified Stock Fund	N/A		N/A		N/A		N/A		0.78%	0.86%
NewBridge Large Cap Growth Fund	1.36%		2.10%		0.95%		N/A		N/A	1.02%
	In effect November 1, 2018 until February 29, 2020
	Class A Shares		Class C Shares		Class I Shares		Class R Shares		Class R6 Shares	Class Y Shares
Special Value Fund	N/A		2.20%		1.15%		N/A		N/A	1.10%
Strategic Allocation Fund	0.40%		1.15%		0.15%		0.65%		N/A	N/A
INCORE Fund for Income	0.91	%(a)	1.71	%(a)	0.64	%(a)	0.91	%(a)	0.63%	0.71%
INCORE Investment Grade Convertible Fund	N/A		N/A		N/A		N/A		N/A	N/A

(a) In effect from March 1, 2019 until at least February 29, 2020

	Was in effect from November 1, 2018 until February 28, 2019
	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class R6 Shares	Class Y Shares
INCORE Fund for Income	N/A	N/A	N/A	N/A	0.63%	0.71%

The Funds (except Strategic Allocation Fund) have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of November 11, 2010, the Strategic Allocation Fund is no longer subject to repaying waived or reimbursed fees to the Adviser. Amounts repaid to the

Victory Portfolios	Notes to Financial Statements — continued October 31, 2019

Adviser during the year ended, if any, are reflected on the Statements of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser."

As of October 31, 2019, the following amounts are available to be repaid to the Adviser (amounts in thousands).

	Expires 10/31/20	Expires 10/31/21	Expires 10/31/22	Total
Diversified Stock Fund	$20	$27	$30	$77
NewBridge Large Cap Growth Fund	43	64	76	183
Special Value Fund	12	21	33	66
INCORE Fund for Income	8	42	86	136

The Adviser may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. The Adviser voluntarily waived $58 thousand and $27 thousand for the year ended October 31, 2019 for the Special Value Fund and Strategic Allocation Fund, respectively.

Certain officers and/or interested trustees of the Funds are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant, and Legal Counsel.

5. Risks:

Each Fund may be subject to other risks in addition to these identified risks.

An investment in the Funds' shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds' shares. An investment in the Funds' shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds' distributions.

The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties for financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

The INCORE Fund for Income Fund and the INCORE Investment Grade Convertible Bond Fund are subject to credit and interest rate risk with respect to fixed income securities. Credit risk refers to the ability of an issuer to make timely payments of interest and principal. Interest rates may rise or the rate of inflation may increase, impacting the value of investments in fixed income securities. A debt issuers' credit quality may be downgraded or an issuer may default. Interest rates may fluctuate due to changes in governmental fiscal policy initiatives and resulting market reaction to those initiatives.

6. Borrowing and Interfund Lending:

Line of Credit:

Effective July 1, 2019, the Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the

Victory Portfolios	Notes to Financial Statements — continued October 31, 2019

Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. The current agreement was amended on June 28, 2019 with a new termination date of June 29, 2020. Citibank receives an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Interest charged to each Fund during the period is presented on the Statements of Operations under Line of credit fees. Prior to July 1, 2019. The Victory Funds Complex excluded the USAA Mutual Funds Trust and could borrow up to $250 million, of which $100 million was committed and $150 million was uncommitted. $40 million of the Line of Credit was reserved for use by the Victory Floating Rate Fund, with that Fund paying the related commitment fees for that amount. Citibank received an annual commitment fee of 0.15% on $100 million for providing the Line of Credit.

The Funds did not utilize the Line of Credit during the year ended October 31, 2019.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows each Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to each Fund during the period is presented on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by each Fund during the period is presented on the Statement of Operations under Interfund lending.

The average borrowing and lending for the days outstanding and average interest rate for each Fund during the year ended October 31, 2019 were as follows (amounts in thousands):

	Borrower or Lender	Amount Outstanding at October 31, 2019	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
NewBridge Large Cap Growth Fund	Borrower	$—	$1,890	2	2.99%	$1,895
Special Value Fund	Borrower	—	855	2	3.16%	1,044
	Borrower or Lender	Amount Outstanding at October 31, 2019	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Strategic Allocation Fund	Borrower	$—	$484	27	2.94%	$1,585
INCORE Fund for Income	Borrower	—	21,200	1	2.38%	21,200

*  For the year ended October 31, 2019, based on the number of days borrowings were outstanding.

Victory Portfolios	Notes to Financial Statements — continued October 31, 2019

7. Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

	Year Ended October 31, 2019
	Distributions paid from
	Net Ordinary Income	Total Long-Term Capital Gains	Total Taxable Distributions	Distributions Paid
Diversified Stock Fund	$26,283	$14,832	$41,115	$41,115
NewBridge Large Cap Growth Fund	29	7,115	7,144	7,144
Special Value Fund	3,982	2,621	6,603	6,603
Strategic Allocation Fund	709	254	963	963
INCORE Fund for Income	36,122	—	36,122	36,122
INCORE Investment Grade Convertible Fund	3,943	4,048	7,991	7,991
	Year Ended October 31, 2018
	Distributions paid from
	Net Ordinary Income	Total Long-Term Capital Gains	Total Taxable Distributions	Distributions Paid
Diversified Stock Fund	$33,530	$63,180	$96,710	$96,710
NewBridge Large Cap Growth Fund	—	8,952	8,952	8,952
Special Value Fund	258	—	258	258
Strategic Allocation Fund	893	448	1,341	1,341
INCORE Fund for Income	37,153	—	37,153	37,153
INCORE Investment Grade Convertible Fund	4,734	661	5,395	5,395

As of October 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Deficit)
Diversified Stock Fund	$8	$18,724	$18,732	$—	$—	$52,093	$70,825
NewBridge Large Cap Growth Fund	—	3,123	3,123	—	(130)	6,211	9,204
Special Value Fund	134	1,611	1,745	—	—	8,427	10,172
Strategic Allocation Fund	116	504	620	—	—	308	928
INCORE Fund for Income	1,582	—	1,582	(289,313)	—	(15,975)	(303,706)
INCORE Investment Grade Convertible Fund	3,835	7,674	11,509	—	—	20,356	31,865

*  Qualified late-year losses are comprised of post-October capital losses incurred after October 31 and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31 and specified losses incurred after October 31. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

Victory Portfolios	Notes to Financial Statements — continued October 31, 2019

As of the tax year ended October 31, 2019, the following funds had net capital loss carryforwards (no expiration) as summarized in the table below (amounts in thousands):

	Short-Term Amount	Long-Term Amount	Total
INCORE Fund for Income	$102,634	$186,679	$289,313

As of October 31, 2019, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

	Cost of Investments for Federal Tax Purposes	Net Gross Unrealized Appreciation	Gross Unrealized Depreciation	Unrealized Appreciation (Depreciation)
Diversified Stock Fund	$248,296	$56,577	$(4,484)	$52,093
NewBridge Large Cap Growth Fund	9,568	6,285	(74)	6,211
Special Value Fund	46,266	9,319	(892)	8,427
Strategic Allocation Fund	25,179	1,804	(1,496)	308
INCORE Fund for Income	730,360	6,118	(22,093)	(15,975)
INCORE Investment Grade Convertible Fund	253,622	26,056	(5,700)	20,356

8. Affiliated Securities:

An affiliated security is a security in which the Fund has ownership of at least 5% of the security's outstanding voting shares or an investment company managed by VCM. Transactions in affiliated securities during the year ended October 31, 2019 were as follows (amounts in thousands):

	Fair Value 10/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 10/31/2019	Dividend Income
Strategic Allocation Fund
Victory INCORE Total Return Bond Fund, Class R6	$4,230	$99	$(1,400)	$(103)	$—	$325	$3,151	$100
Victory Integrity Discovery Fund, Class Y	1,118	124	(283)	(57)	109	(82)	929	15
Victory Market Neutral Income Fund, Class I	7,695	178	(2,361)	(29)	—	(46)	5,437	177
Victory RS Global Fund, Class Y	9,643	407	(3,572)	61	214	690	7,443	192
Victory Sophus Emerging Markets Small Cap Fund, Class Y	2,156	504	(763)	(281)	299	146	2,061	207
Victory Trivalent Emerging Markets Small-Cap Fund, Class Y	2,255	189	(634)	(150)	153	155	1,968	36

Victory Portfolios	Notes to Financial Statements — continued October 31, 2019
	Fair Value 10/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 10/31/2019	Dividend Income
VictoryShares International Volatility Wtd ETF	$2,279	$—	$(597)	$(56)	$—	$181	$1,807	$54
VictoryShares US Multi-Factor Minimum Volatility ETF	2,501	—	(870)	88	—	83	1,802	46
VictoryShares US Small Cap Volatility Wtd ETF	1,137	—	(287)	5	—	34	889	14
Total	$33,014	$1,501	$(10,767)	$(522)	$775	$1,486	$25,487	$841

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of October 31, 2019, the shareholders listed below held more than 25% of the shares outstanding of the Funds and may be deemed to control those Funds.

	Shareholder	Percent
NewBridge Large Cap Growth Fund	Raymond James & Associates, Inc.	25.9%
Special Value Fund	Talcott Resolution Life Insurance Co.	34.7%
INCORE Investment Grade Convertible Fund	Morgan Stanley Smith Barney LLC	33.2%

10. Recent Accounting Pronouncements:

In March 2017, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2017-08 "Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management does not believe that adoption of ASU 2017-08 will materially impact the Funds' financial statements.

11. Reclassification Adjustment:

INCORE Fund for Income has restated certain elements of its 2018 financial statements resulting from the identification of a GAAP reclassification error for the Fund's pay-down gain (loss) transactions. The Fund accounts for pay-down gain (loss) on a tax basis, requiring a GAAP reclassification to its periodic financial statements. This GAAP reclassification was not applied to the Fund's 2018 annual financial statements, which resulted in net investment income being overstated by approximately $18.237 million with an equal and offsetting adjustment to net realized gain (loss) on investment transactions in the Statement of Operations and the Statement of Changes in Net Assets. Certain amounts in the Financial Highlights were misstated; net investment income (loss) per share, net realized and unrealized gains (losses) per share and ratio of net investment income (loss) to average net assets. However, this reclassification had no impact on the Fund's net assets, NAV, performance, or taxable distributions paid and reported to shareholders for the fiscal and tax years ended 2018. The 2018 GAAP

Victory Portfolios	Notes to Financial Statements — continued October 31, 2019

reclassification has been applied to the 2018 financial statements as they appear in this current 2019 shareholder report and are summarized below.

Statement of Operations/Statement of Changes in Net Assets (amounts in thousands):

INCORE Fund for Income	As Reported in 2018	Reclass Entry	Adjusted 2018
Net investment income (loss)	$30,284	$(18,237)	$12,047
Net realized gains (losses) from unaffiliated investment transactions	(21,771)	18,237	(3,534)
Subtotal	$8,513	$—	$8,513
Financial Highlights:
INCORE Fund for Income	As Reported in 2018	Reclass Entry	Adjusted 2018
Class A:
Net investment income (loss) per share	$0.37	$(0.22)	$0.15
Net realized and unrealized gains (losses) on investments per share	(0.45)	0.22	(0.23)
Subtotal	$(0.08)	$—	$(0.08)
Ratio of net investment income (loss) to average net assets	4.22%	(2.58)%	1.64%
Class C:
Net investment income (loss) per share	$0.29	$(0.21)	$0.08
Net realized and unrealized gains (losses) on investments per share	(0.44)	0.21	(0.23)
Subtotal	$(0.15)	$—	$(0.15)
Ratio of net investment income (loss) to average net assets	3.33%	(2.39)%	0.94%
Class I:
Net investment income (loss) per share	$0.37	$(0.22)	$0.15
Net realized and unrealized gains (losses) on investments per share	(0.43)	0.22	(0.21)
Subtotal	$(0.06)	$—	$(0.06)
Ratio of net investment income (loss) to average net assets	4.21%	(2.52)%	1.69%
Class R:
Net investment income (loss) per share	$0.38	$(0.23)	$0.15
Net realized and unrealized gains (losses) on investments per share	(0.45)	0.23	(0.22)
Subtotal	$(0.07)	$—	$(0.07)
Ratio of net investment income (loss) to average net assets	4.27%	(2.60)%	1.67%
Class R6:
Net investment income (loss) per share	$0.44	$(0.31)	$0.13
Net realized and unrealized gains (losses) on investments per share	(0.49)	0.31	(0.18)
Subtotal	$(0.05)	$—	$(0.05)
Ratio of net investment income (loss) to average net assets	5.01%	(3.58)%	1.43%

Victory Portfolios	Notes to Financial Statements — continued October 31, 2019
INCORE Fund for Income	As Reported in 2018	Reclass Entry	Adjusted 2018
Class Y:
Net investment income (loss) per share	$0.37	$(0.18)	$0.19
Net realized and unrealized gains (losses) on investments per share	(0.43)	0.18	(0.25)
Subtotal	$(0.06)	$—	$(0.06)
Ratio of net investment income (loss) to average net assets	4.22%	(2.08)%	2.14%

12. Subsequent Events:

The Funds have evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Funds' financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Victory Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Victory Diversified Stock Fund, Victory NewBridge Large Cap Growth Fund, Victory Special Value Fund, Victory Strategic Allocation Fund, Victory INCORE Fund for Income and Victory INCORE Investment Grade Convertible Fund (the "Funds"), each a series of Victory Portfolios, as of October 31, 2019, the related statements of operations and changes in net assets, included the related notes, and the financial highlights for the year then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

We also have audited the adjustments described in Note 11 that were applied to restate the financial statements and financial highlights of Victory INCORE Fund for Income for the year ended October 31, 2018 to correct an error. In our opinion, such adjustments are appropriate and have been properly applied. We were not engaged to audit, review, or apply any procedures to the financial statements and financial highlights of Victory INCORE Fund for Income for the year ending October 31, 2018 other than with respect to the adjustments and, accordingly, we do not express an opinion on any other form of assurances on the financial statements for the year ending October 31, 2018 as a whole.

The Funds' financial statements and financial highlights for the years ended October 31, 2018 and prior, were audited by other auditors whose report dated December 21, 2018, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 30, 2019

Victory Portfolios	Supplemental Information October 31, 2019

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 42 portfolios in the Trust, nine portfolios in Victory Variable Insurance Funds, and 24 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 68	Trustee	May 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, 72	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Director, Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 68*	Trustee	May 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.

Victory Portfolios	Supplemental Information — continued October 31, 2019

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Dennis M. Bushe, 75	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).
Sally M. Dungan, 65	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
John L. Kelly, 66	Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016- September 2017); Advisor, Endgate Commodities LLC (January 2016-April 2016); Managing Partner, Endgate Commodities LLC (August 2014-January 2016).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 62*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 58	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, 74	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 47**	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), the Adviser; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013).	Trustee, USAA Mutual Funds Trust.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling 800-539-3863.

Victory Portfolios	Supplemental Information — continued October 31, 2019

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 57	President	February 2006*	Director of Fund Administration, the Adviser.
Scott A. Stahorsky, 50	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 45	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, 54	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 35	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Advisers, Inc. (since 2018).
Colin Kinney, 46	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 59	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 65	Assistant Secretary	December 1997	Partner, Shearman & Sterling LLP (since 2018); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

Victory Portfolios	Supplemental Information — continued October 31, 2019

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures each Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Prior to the implementation of Form N-PORT, the Trust filed a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-PORT and Forms N-Q are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019 through November 30, 2019.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Victory Portfolios	Supplemental Information — continued October 31, 2019

  (Unaudited)

	Beginning Account Value 5/1/19	Actual Ending Account Value 10/31/19	Hypothetical Ending Account Value 10/31/19	Actual Expenses Paid During Period 5/1/19- 10/31/19*	Hypothetical Expenses Paid During Period 5/1/19- 10/31/19*	Annualized Expense Ratio During Period 5/1/19- 10/31/19
Diversified Stock Fund
Class A Shares	$1,000.00	$1,041.90	$1,019.71	$5.61	$5.55	1.09%
Class C Shares	1,000.00	1,037.20	1,015.07	10.32	10.21	2.01%
Class I Shares	1,000.00	1,043.30	1,020.97	4.33	4.28	0.84%
Class R Shares	1,000.00	1,040.10	1,018.35	6.99	6.92	1.36%
Class R6 Shares	1,000.00	1,043.60	1,021.27	4.02	3.97	0.78%
Class Y Shares	1,000.00	1,043.80	1,020.87	4.43	4.38	0.86%
Newbridge Large Cap Growth Fund
Class A Shares	1,000.00	935.60	1,018.35	6.64	6.92	1.36%
Class C Shares	1,000.00	934.60	1,014.62	10.24	10.66	2.10%
Class I Shares	1,000.00	938.70	1,020.42	4.64	4.84	0.95%
Class Y Shares	1,000.00	939.10	1,020.06	4.99	5.19	1.02%
Special Value Fund
Class A Shares	1,000.00	1,037.00	1,019.06	6.26	6.21	1.22%
Class C Shares	1,000.00	1,032.10	1,014.62	10.76	10.66	2.10%
Class I Shares	1,000.00	1,038.10	1,019.91	5.39	5.35	1.05%
Class R Shares	1,000.00	1,035.40	1,017.59	7.75	7.68	1.51%
Class Y Shares	1,000.00	1,038.00	1,020.16	5.14	5.09	1.00%
Strategic Allocation Fund
Class A Shares	1,000.00	1,024.90	1,023.19	2.04	2.04	0.40%
Class C Shares	1,000.00	1,021.50	1,019.41	5.86	5.85	1.15%
Class I Shares	1,000.00	1,026.70	1,024.45	0.77	0.77	0.15%
Class R Shares	1,000.00	1,023.60	1,021.93	3.32	3.31	0.65%
INCORE Fund for Income
Class A Shares	1,000.00	1,023.70	1,020.62	4.64	4.63	0.91%
Class C Shares	1,000.00	1,019.70	1,016.59	8.71	8.69	1.71%
Class I Shares	1,000.00	1,025.10	1,021.98	3.27	3.26	0.64%
Class R Shares	1,000.00	1,022.50	1,020.62	4.64	4.63	0.91%
Class R6 Shares	1,000.00	1,024.00	1,022.03	3.21	3.21	0.63%
Class Y Shares	1,000.00	1,024.80	1,021.63	3.62	3.62	0.71%
INCORE Investment Grade Convertible Fund
Class A Shares	1,000.00	1,067.70	1,017.74	7.71	7.53	1.48%
Class I Shares	1,000.00	1,070.60	1,020.32	5.06	4.94	0.97%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Victory Portfolios	Supplemental Information — continued October 31, 2019

  (Unaudited)

Additional Federal Income Tax Information

For the year ended October 31, 2019, the Funds paid qualified dividend income for the purposes of reduced individual federal income tax rates of:

Amount
Diversified Stock Fund	28%
NewBridge Large Cap Growth Fund	100%
Special Value Fund	28%
Strategic Allocation Fund	30%

Dividends qualified for corporate dividends received deductions of:

Amount
Diversified Stock Fund	27%
NewBridge Large Cap Growth Fund	100%
Special Value Fund	26%
Strategic Allocation Fund	48%

For the year ended October 31, 2019, the Funds designated short-term capital gain distributions (in thousands):

Amount
Diversified Stock Fund	$24,652
NewBridge Large Cap Growth Fund	29
Special Value Fund	3,932
INCORE Investment Grade Convertible Fund	19

For the year ended October 31, 2019, the following Funds designated long-term capital gain distributions (in thousands):

Amount
Diversified Stock Fund	$14,832
NewBridge Large Cap Growth Fund	7,817
Special Value Fund	2,621
Strategic Allocation Fund	254
INCORE Investment Grade Convertible Fund	4,048

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VP-AR  (10/19)

October 31, 2019

Annual Report

Victory Sycamore Established Value Fund

Victory Sycamore Small Company Opportunity Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Victory Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Victory Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change; and you need not take any action. You may elect to receive shareholder reports and other communications from the Victory Funds or your financial intermediary electronically by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-539-3863 or by sending an e-mail request to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Victory Funds, you can call 800-539-3863 or send an e-mail request to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all Victory Funds you hold directly or through your financial intermediary.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

Table of Contents

Shareholder Letter (Unaudited)	4
Fund Review and Commentary (Unaudited)	6
Financial Statements
Victory Sycamore Established Value Fund
Schedule of Portfolio Investments	13
Statement of Assets and Liabilities	20-21
Statement of Operations	22
Statements of Changes in Net Assets	23-25
Financial Highlights	26-27
Victory Sycamore Small Company Opportunity Fund
Schedule of Portfolio Investments	16
Statement of Assets and Liabilities	20-21
Statement of Operations	22
Statements of Changes in Net Assets	23-25
Financial Highlights	28-29
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	40
Supplemental Information
Trustee and Officer Information	41
Proxy Voting and Portfolio Holdings Information	44
Expense Examples	44
Additional Federal Income Tax Information	46
Privacy Policy (inside back cover)

1

The Funds are distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

2

This page is intentionally left blank.

3

Victory Funds Letter to Shareholders

Dear Shareholder,

The past year has been anything but dull for investors. On one hand there are numerous factors that could have (and still might) derail the longest-ever bull market in U.S. equities. Yet stocks remained resilient throughout the most recent annual reporting period ended October 31, 2019, and despite periods of tumult, the bull market has endured.

The S&P 500® Index managed to post impressive gains of nearly 14% for the 12-months ended October 31, 2019, bouncing back smartly after a precipitous drop late in 2018. The move higher supports the notion that underlying fundamentals of U.S. companies drive performance, rather than the political rancor and headline fears that often capture the attention of investors. As just one example, approximately three quarters of S&P 500 companies exceeded earnings expectations in the most recent quarter ended September 30, 2019, according to FactSet.

Perhaps we should not be surprised at the positive earnings news given that the domestic economy remains on solid footing. Robust job creation, near-record low unemployment, and steady consumer spending continue and offer reasons for further optimism. Meanwhile, inflation remains muted and the U.S. Federal Reserve (the "Fed") has taken an accommodative stance (ever since its abrupt pivot in late 2018). In fact, the Fed has cut interest rates by a total of 0.75% over the past three meetings in July, September, and October. There is evidence that the Fed may move further in its attempt to aid and extend the economic expansion, which is likely to be welcomed by equities.

Still, it is important to remember that it has not been smooth sailing for investors. In addition to a steep drawdown late last year, in August 2019 the yield on 10-year U.S. Treasuries fell below the 2-year yield. Such an inversion not only created challenges for fixed-income investors, but it caused quite the commotion since it is heralded as a possible harbinger for recession. Since then, however, the yield curve has returned to its more normal upward slope.

Another factor periodically roiling markets has been U.S. trade policy. As we approached the end of the Funds' annual reporting period, optimism abounded regarding a resolution to the trade dispute, and domestic stocks were again flirting with record highs. However, the recent trade turmoil is still a wildcard without a clear resolution, and any prolonged uncertainty could impact economic growth both domestically and globally.

So while the most recent annual reporting period was constructive for most stock markets, ample risks remain. Yet it is these very risks — these cross-currents — that create pricing dislocations. This is an environment in which we believe our Victory Capital independent investment franchises can thrive.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

4

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

5

Victory Sycamore Established Value Fund

Portfolio Holdings

As a Percentage of Total Investments

Commentary

The Victory Sycamore Established Value Fund (the "Fund") seeks to provide long-term capital growth by investing primarily in common stocks. For the fiscal year ended October 31, 2019, the Fund outperformed its benchmark, the Russell Midcap® Value Index (the "Index"), with the Fund (Class A Shares at net asset value) returning 11.96% versus the 10.08% return for the Index.

The Fund's performance relative to the Index was primarily driven by stock selection. Sector allocation — a by-product of the bottom-up stock selection process — had a marginal positive impact. Specifically, stock selection in the Materials, Consumer Discretionary, Information Technology, Financials, and Industrials sectors contributed to relative performance. An overweight position in Information Technology and Industrials was also beneficial. Conversely, stock selection in the Energy, Communication Services, Consumer Staples, and Real Estate sectors detracted from performance. The Fund's underweight position in Energy — the worst-performing sector for the period — entirely offset the unfavorable impact from selection in the sector. Underweight positions in Real Estate and Utilities in addition to the Fund's overweight position in Consumer Staples also detracted from performance. Favorable stock selection in Utilities partially offset the impact from the underweight in the sector.

Reliance Steel & Aluminum Co. ("RS") was the top contributor for the period. According to the company, end-market demand remains robust, particularly in Automotive and Aerospace, where the company continues to gain market share. Furthermore, we believe that shares were rewarded given the company's solid free-cash-flow profile, which offers RS optionality. Alleghany Corp. ("Y"), an insurance holding company with various segments anchored by a core position in Property & Casualty insurance and reinsurance, was another top contributor. The company reported solid results driven by rate increases and robust premium growth across most lines of business. We believe Alleghany is well positioned to benefit from the shift to the excess and surplus ("E&S") markets. The focus on specialty lines requires experience and expertise from underwriters, which gives Alleghany's E&S segment (RSUI) a competitive advantage. As other players scale back operations, RSUI is in a position to fill in the void created. W.R. Berkley Corp. ("WRB"), another property & casualty insurer, was also a top contributor. The company reported solid results attributed to both favorable underwriting trends and positive investment income. Catastrophe losses were slightly lower than expected, and management expects rates to continue to improve across various lines of business.

Cimarex Energy ("XEC") was the top detractor for the period. Like many companies within the Energy sector, XEC shares were under pressure for most of the period driven largely by weaker gas/natural gas liquids pricing that offset better than expected gas/natural gas liquids production and oil prices. The company raised its fiscal year oil production guidance and maintained its 2019 capital expenditures guidance. Management alluded to slowing activity

6

Victory Equity Funds (Unaudited)

Victory Sycamore Established Value Fund (continued)

in 2020 if weak prices persist. Despite the inhospitable environment, Cimarex is addressing what it can control. The company is focused on the appropriate level of growth in this environment that enables it to generate sustainable free cash flow without jeopardizing the balance sheet. DXC Technology ("DXC"), a leading IT services provider, was another top detractor. There were developments that transpired during the period that put downward pressure on the stock. First, the management team reduced their fiscal year 2020 guidance. Additionally, it was revealed that the company plans to invest approximately $100 million in the digital business to support growth efforts, which lowered the planned cost savings in fiscal year 2020. Furthermore, the company announced a change in leadership. While these developments weighed on sentiment, the company has made investments in its digital segment, which should improve the margin profile moving forward. Shares of Perrigo Co. ("PRGO"), the OTC consumer goods and specialty pharmaceutical company, sold off during the fourth quarter of 2018. Several factors likely contributed to the stock's underperformance during the year. First, we believe the lack of transparency as it pertains to the CEO change (less than a year after the previous CEO commenced his role) may have been one catalyst. This change took place not long after Perrigo cancelled the company's scheduled investor day where the previously named CEO was to unveil his strategic vision. Perrigo also reported disappointing third quarter earnings with revenue and margin misses in each segment leading to a lowered outlook for sales and earnings in 2019. Shares were divested in favor of more compelling investment opportunities.

The possibility for slowing economic growth and potential peaking in corporate earnings coupled with hawkish commentary from the U.S. Federal Reserve (the "Fed") resulted in a sharp sell-off in U.S. equities in the fourth quarter of 2018. However, the Fed was quick to pivot, and the tone became increasingly dovish early in the new year. Consequently, the S&P 500® Index posted the biggest first quarter gain since 1998, while the bull market celebrated its tenth anniversary. This noteworthy feat was clouded by even more dovish Fed commentary in March and concern over slowing global growth. The Fed and the U.S. Treasury market were in focus for the latter part of the first quarter. Worry about slowing growth also was reflected in the bond market, which saw shorter segments of the curve — 10-year/3-month and 10-year/1-year — invert in late March. It was the first time that the 10-year U.S. Treasury note has traded below the three-month U.S. Treasury bill since 2007. Historically, a yield curve inverting in a sustained manner is viewed as a harbinger to recession in the following 12 months, on average.

Despite a barrage of headlines during the second quarter, the U.S. equity market ended the quarter higher — posting the best first half since 1997. The primary focus remained on China and the Fed. Despite fundamental disagreements between the United States and China, there was optimism early in the quarter that some sort of trade deal would be struck. However, trade negotiations broke down and in May, the Trump administration threatened to impose tariffs on an additional $300 billion of Chinese goods. Rhetoric between the two countries escalated when the United States sanctioned Chinese telecom company Huawei on grounds of national security. However, tensions abated when the leaders of both countries met at the G20 Summit and agreed to defuse the trade dispute by temporarily halting any further tariffs. The Chinese also pledged to purchase more U.S. agricultural products.

The frenzy of headlines did not abate during the third quarter. Despite persistent jolts and distractions, the U.S. equity market as measured by the S&P 500® Index ended the quarter in positive territory and delivered the best year-to-date performance since 1997.

7

Victory Equity Funds (Unaudited)

Victory Sycamore Established Value Fund (continued)

Nevertheless, there were several developments that kept the market and investors on edge. Trade remained front and center, with little progress made on the negotiation front. However, a couple of actions taken by the Trump administration indicated that the White House may finally be weighing the impact tariffs are having on the consumer. The administration delayed implementation of 10% tariffs on more than half of the final tranche of approximately $300 billion of Chinese imports. Additionally, there were efforts on both sides to de-escalate tensions with the hope of finding some common ground.

The Fed also cut rates twice during the quarter; however, that did not necessarily assuage investor concern about slowing global growth and how that may eventually impact the U.S. economy. In fact, some perceived the cuts to be relatively "hawkish," with particular focus on Chairman Powell's decision to describe the moves as a mid-cycle adjustment rather than a return to an easing regime. Furthermore, there was skepticism regarding whether the Fed has enough ammunition in its war chest to offset the effects from tariffs and prolong the expansion. The inversion of the U.S. Treasury yield curve — particularly the 10-year/2-year curve, which inverted briefly in mid-August for the first time since 2007 — prompted pundits to debate its signaling effects. Markets also had to grapple with heightened geopolitical risks in Asia and the Middle East. As has been the case for most of this cycle, any negative reaction to geopolitical uncertainty was short-lived.

The U.S. equity market continued its advance in October in response to easier financial conditions and the potential for de-escalation in the trade dispute. Looser financial conditions resulted in the un-inverting of the yield curve, which has alleviated some of the concern that a recession could be on the horizon. Time will tell whether unconventional monetary policy can reignite the economy and help propel the equity market higher.

8

Victory Equity Funds (Unaudited)

Victory Sycamore Established Value Fund (continued)

Average Annual Return

Year Ended October 31, 2019

	Class A		Class C		Class I	Class R	Class R6	Class Y
INCEPTION DATE	5/5/00		3/1/16		3/1/10	8/16/83	3/4/14	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	Russell Mid Cap® Value Index(1)
One Year	11.96%	5.52%	11.10%	10.10%	12.31%	11.72%	12.35%	12.28%	10.08%
Three Year	11.11%	8.94%	10.25%	10.25%	11.45%	10.89%	11.49%	11.43%	8.90%
Five Year	9.82%	8.53%	N/A	N/A	10.17%	9.61%	10.21%	10.10%	6.95%
Ten Year	13.12%	12.45%	N/A	N/A	N/A	12.91%	N/A	N/A	12.90%
Since Inception	9.89%	9.56%	12.44%	12.44%	12.72%	11.59%	10.33%	12.36%	N/A
Expense Ratios
Gross	0.89%				1.68%	0.59%	1.10%	0.57%	0.62%
With Applicable Waivers	0.89%				1.68%	0.59%	1.10%	0.57%	0.62%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2019, as may be supplemented. Additional information pertaining to the Fund's expense ratios as of October 31, 2019 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Sycamore Established Value Fund — Growth of $10,000

(1)The Russell MidCap Value Index is an unmanaged Index made up of medium and medium/small companies in the Russell 1000 Index chosen for their value orientation. This Index does not include the effect of expenses, is not representative of any specific fund or product and cannot be invested in directly.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9

Victory Equity Funds (Unaudited)

Victory Sycamore Small Company Opportunity Fund

Portfolio Holdings

As a Percentage of Total Investments

Commentary

The Victory Sycamore Small Company Opportunity Fund (the "Fund") seeks to provide capital appreciation. For the fiscal year ended October 31, 2019, the Fund outperformed its benchmark index, the Russell 2000® Value Index (the "Index"), with the Fund (Class A shares at net asset value) returning 12.10% versus the Index's return of 3.22%.

Both stock selection and sector allocation contributed favorably to the Fund's performance, with security selection having a larger impact on relative performance for the period. Sector weighting is a by-product of the bottom-up stock selection process. Specifically, stock selection in the Industrials, Consumer Staples, Consumer Discretionary, Financials, and Health Care sectors contributed the most to relative return. However, the Fund's overweight position in Consumer Staples partially offset the positive impact from selection in the sector. An overweight position in Industrials, which outpaced the broader Index, also was beneficial. Conversely, the Fund's stock selection in the Information Technology and Energy sectors detracted from relative performance. An underweight position in Energy — the worst-performing sector for the period — entirely offset the unfavorable impact from selection in the sector. The Fund's underweight positions in Real Estate and Utilities also detracted from its performance.

Sanderson Farms, Inc. ("SAFM"), a leading poultry processer and distributor, was the top contributor for the period. Higher volume and better cost performance helped results. Additionally, robust grain harvests in fall 2018 provided a favorable price environment for feed during the year. Universal Forest Products, Inc. ("UFPI"), a wood products company, was another top contributor. The company benefited from a decrease in lumber prices during the year as well as from favorable housing trends. Performance Food Group Co. ("PFGC") was also a top contributor. Shares in the food distributor rallied due to solid execution. The company made an acquisition during the period that enhanced its market share in its core business. PFGC made another acquisition, which allowed the company to enter into the convenience store vertical.

Two of the Fund's top detractors were holdings in the Energy sector. Unit Corp. ("UNT"), an oil and gas company with three separate businesses (contract drilling, exploration and production ("E&P"), and midstream), was the top detractor. The company missed consensus estimates in the second quarter of 2019, largely driven by weaker than expected natural gas liquids/natural gas price realizations and rig utilizations, which pressured margins. The company also experienced some operational issues at one of its well locations. Shares were punished given the difficult pricing environment and the operational hiccup. SRC Energy ("SRCI"), an E&P company leveraged to eastern Colorado was another top detractor. The company's production guide was below expectations given gathering and processing constraints that impacted companies in the industry. In August, it was announced that PDC Energy, Inc. ("PDCE"), another E&P with Colorado assets, would acquire SRCI. We believe the acquisition made strategic sense given the scale that SRCI provides. Shares of Andersons, Inc. ("ANDE"), a leading agriculture-based company, were punished given the difficult operating environment for the sector. The U.S.-China trade spat remains top-of-mind for the sector, and Andersons was not immune to the back-and-forth between the two countries. Additionally, adverse weather across the Midwest (flooding at a Nebraska facility) created volume headwinds for the Plant Nutrient segment. Shares were divested in the Fund given the challenging backdrop and diminished risk/reward profile.

10

Victory Equity Funds (Unaudited)

Victory Sycamore Small Company Opportunity Fund (continued)

The possibility for slowing economic growth and potential peaking in corporate earnings coupled with hawkish commentary from the U.S. Federal Reserve ("Fed") resulted in a sharp sell-off in U.S. equities in the fourth quarter of 2018. However, the Fed was quick to pivot, and the tone became increasingly dovish early in the new year. Consequently, the S&P 500® Index posted the biggest first quarter gain since 1998, while the bull market celebrated its tenth anniversary. This noteworthy feat was clouded by even more dovish Fed commentary in March and concern over slowing global growth. The Fed and the U.S. Treasury market were in focus for the latter part of the first quarter. Worry about slowing growth also was reflected in the bond market, which saw shorter segments of the curve — 10-year/3-month and 10 year/1-year — invert in late March. It was the first time that the 10-year U.S. Treasury note has traded below the three-month U.S. Treasury bill since 2007. Historically, a yield curve inverting in a sustained manner is viewed as a harbinger to recession in the following 12 months, on average. Despite a barrage of headlines during the second quarter, the U.S. equity market ended the quarter higher — posting the best first half since 1997. The primary focus remained on China and the Fed. Despite fundamental disagreements between the United States and China, there was optimism early in the quarter that some sort of trade deal would be struck. However, trade negotiations broke down and in May, the Trump administration threatened to impose tariffs on an additional $300 billion of Chinese goods. Rhetoric between the two countries escalated when the United States sanctioned Chinese telecom company Huawei on grounds of national security. However, tensions abated when the leaders of both countries met at the G20 Summit and agreed to defuse the trade dispute by temporarily halting any further tariffs. The Chinese also pledged to purchase more U.S. agricultural products.

The frenzy of headlines did not abate during the third quarter. Despite persistent jolts and distractions, the U.S. equity market as measured by the S&P 500® Index ended the quarter in positive territory and delivered the best year-to-date performance since 1997. Nevertheless, there were several developments that kept the market and investors on edge. Trade remained front and center, with little progress made on the negotiation front. However, a couple of actions taken by the Trump administration indicated that the White House may finally be weighing the impact tariffs are having on the consumer. The administration delayed implementation of 10% tariffs on more than half of the final tranche of approximately $300 billion of Chinese imports. Additionally, there were efforts on both sides to de-escalate tensions with the hope of finding some common ground.

The Fed also cut rates twice during the quarter; however, that did not necessarily assuage investor concern about slowing global growth and how that may eventually impact the U.S. economy. In fact, some perceived the cuts to be relatively "hawkish," with particular focus on Chairman Powell's decision to describe the moves as a mid-cycle adjustment rather than a return to an easing regime. Furthermore, there was skepticism regarding whether the Fed has enough ammunition in its war chest to offset the effects from tariffs and prolong the expansion. The inversion of the U.S. Treasury yield curve — particularly the 10-year/2-year curve, which inverted briefly in mid-August for the first time since 2007 — prompted pundits to debate its signaling effects. Markets also had to grapple with heightened geopolitical risks in Asia and the Middle East. As has been the case for most of this cycle, any negative reaction to geopolitical uncertainty was short-lived.

The U.S. equity market continued its advance in October in response to easier financial conditions and the potential for de-escalation in the trade dispute. Looser financial conditions resulted in the un-inverting of the yield curve, which has alleviated some of the concern that a recession could be on the horizon. Time will tell whether unconventional monetary policy can reignite the economy and help propel the equity market higher.

11

Victory Equity Funds (Unaudited)

Victory Sycamore Small Company Opportunity Fund (continued)

Average Annual Return

Year Ended October 31, 2019

	Class A		Class I	Class R	Class R6	Class Y
INCEPTION DATE	3/26/99		8/31/07	8/16/83	12/14/15	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	Russell 2000® Value Index(1)
One Year	12.10%	5.66%	12.49%	11.89%	12.52%	12.31%	3.22%
Three Year	12.56%	10.37%	12.94%	12.32%	12.96%	12.72%	8.60%
Five Year	10.01%	8.71%	10.37%	9.77%	N/A	10.16%	6.24%
Ten Year	12.91%	12.25%	13.30%	12.66%	N/A	N/A	11.08%
Since Inception	10.23%	9.91%	9.22%	9.86%	13.36%	11.76%	N/A
Expense Ratios
Gross	1.22%		0.88%	1.44%	0.87%	1.06%
With Applicable Waivers	1.22%		0.88%	1.44%	0.87%	1.06%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2019, as may be supplemented. Additional information pertaining to the Fund's expense ratios as of October 31, 2019 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Sycamore Small Company Opportunity Fund — Growth of $10,000

(1)The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. These indicies do not include the effect of sales charges, are not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12

Victory Portfolios Victory Sycamore Established Value Fund	Schedule of Portfolio Investments October 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (95.1%)
Communication Services (3.3%):
CBS Corp., Class B	3,018,500	$108,787
Cinemark Holdings, Inc.	4,508,800	165,022
The Interpublic Group of Co., Inc.	5,084,520	110,588
		384,397
Consumer Discretionary (8.1%):
AutoNation, Inc. (a) (b)	2,536,477	128,980
BorgWarner, Inc.	4,726,025	196,981
Carter's, Inc. (b)	2,388,300	239,403
Darden Restaurants, Inc.	1,573,875	176,699
Hasbro, Inc.	895,625	87,153
Tiffany & Co. (b)	235,800	29,359
Yum! Brands, Inc.	848,175	86,268
		944,843
Consumer Staples (9.0%):
Archer-Daniels-Midland Co.	6,520,200	274,110
Hormel Foods Corp. (b)	2,265,575	92,639
Kimberly-Clark Corp.	1,375,075	182,720
Sysco Corp.	2,143,700	171,217
The Clorox Co. (b)	852,500	125,906
The Kroger Co.	8,024,200	197,716
		1,044,308
Energy (3.9%):
Cimarex Energy Co.	3,208,800	135,475
Devon Energy Corp.	5,722,475	116,052
Parsley Energy, Inc., Class A	6,233,500	98,552
Valero Energy Corp. (b)	1,064,500	103,235
		453,314
Financials (18.5%):
Aflac, Inc.	2,223,575	118,205
Alleghany Corp. (a)	337,250	262,478
American Financial Group, Inc.	1,774,025	184,570
Arthur J. Gallagher & Co.	980,375	89,430
E*TRADE Financial Corp.	4,296,000	179,530
Everest Re Group Ltd. (b)	457,400	117,593
Fidelity National Financial, Inc., Class A	3,035,825	139,162
Markel Corp. (a)	63,525	74,388
Old Republic International Corp.	3,650,000	81,541
Prosperity Bancshares, Inc. (b)	2,634,600	181,840
SunTrust Banks, Inc.	1,677,550	114,644
The Allstate Corp.	1,909,825	203,244
The Travelers Co., Inc.	947,475	124,176
W.R. Berkley Corp.	1,618,448	113,130
Zions Bancorp NA	3,442,300	166,848
		2,150,779

See notes to financial statements.

13

Victory Portfolios Victory Sycamore Established Value Fund	Schedule of Portfolio Investments — continued October 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (4.4%):
AmerisourceBergen Corp.	2,073,975	$177,076
Molina Healthcare, Inc. (a)	377,400	44,397
Quest Diagnostics, Inc.	2,907,075	294,342
		515,815
Industrials (15.3%):
AGCO Corp.	2,202,700	168,925
Alaska Air Group, Inc.	2,867,000	199,056
Hubbell, Inc.	760,700	107,791
Ingersoll-Rand PLC	591,975	75,116
JB Hunt Transport Services, Inc.	702,800	82,621
Landstar System, Inc.	1,740,550	196,943
ManpowerGroup, Inc.	1,639,900	149,100
Owens Corning, Inc.	2,285,900	140,080
Parker-Hannifin Corp.	838,450	153,847
Quanta Services, Inc.	3,340,575	140,471
Republic Services, Inc., Class A	1,297,000	113,500
Textron, Inc. (b)	4,172,925	192,330
Xylem, Inc.	723,400	55,478
		1,775,258
Information Technology (13.6%):
Cerence, Inc. (a)	731,237	11,334
Coherent, Inc. (a)	878,425	130,815
DXC Technology Co.	2,748,793	76,059
Fidelity National Information Services, Inc.	654,200	86,197
Flextronics International Ltd. (a)	14,722,825	172,993
Hewlett Packard Enterprises Co.	8,057,319	132,221
KLA Corp.	683,700	115,573
Leidos Holdings, Inc.	2,088,800	180,117
MAXIMUS, Inc.	2,299,450	176,460
Motorola Solutions, Inc.	818,000	136,050
Nuance Communications, Inc. (a) (b)	11,928,100	194,667
Skyworks Solutions, Inc.	1,300,500	118,423
Synopsys, Inc. (a)	408,450	55,447
		1,586,356
Materials (8.2%):
AptarGroup, Inc.	592,100	69,957
Avery Dennison Corp. (b)	1,396,900	178,607
Eastman Chemical Co.	2,913,800	221,566
Packaging Corp. of America	905,850	99,154
Reliance Steel & Aluminum Co.	2,269,346	263,335
Westlake Chemical Corp. (b)	1,944,600	122,879
		955,498
Real Estate (7.3%):
Healthcare Trust of America, Inc., Class A	6,318,100	195,861
Highwoods Properties, Inc.	4,035,700	188,871
Lamar Advertising Co., Class A	2,440,600	195,272
National Retail Properties, Inc.	2,055,925	121,115
Public Storage	649,300	144,703
		845,822

See notes to financial statements.

14

Victory Portfolios Victory Sycamore Established Value Fund	Schedule of Portfolio Investments — continued October 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Utilities (3.5%):
Alliant Energy Corp.	2,724,100	$145,303
DTE Energy Co.	972,375	123,803
Xcel Energy, Inc. (b)	2,154,275	136,818
		405,924
Total Common Stocks (Cost $9,521,225)		11,062,314
Exchange-Traded Funds (1.5%)
iShares Russell Midcap Value Index ETF	1,896,800	171,091
Total Exchange-Traded Funds (Cost $133,210)		171,091
Collateral for Securities Loaned^ (1.9%)
BlackRock Liquidity Funds TempFund, Institutional Class, 1.92% (c)	26,074,023	26,074
Fidelity Investments Money Market Government Portfolio, Institutional Class, 1.75% (c)	61,876,830	61,877
Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class, 1.87% (c)	1,868,591	1,869
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 1.99% (c)	35,372,413	35,372
JPMorgan Prime Money Market Fund, Capital Class, 1.93% (c)	40,959,951	40,960
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 1.97% (c)	56,785,008	56,785
Total Collateral for Securities Loaned (Cost $222,937)		222,937
Total Investments (Cost $9,877,372) — 98.5%		11,456,342
Other assets in excess of liabilities — 1.5%		172,139
NET ASSETS — 100.00%		$11,628,481

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on October 31, 2019.

ETF — Exchange-Traded Fund

PLC — Public Limited Company

See notes to financial statements.

15

Victory Portfolios Victory Sycamore Small Company Opportunity Fund	Schedule of Portfolio Investments October 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (95.7%)
Communication Services (0.9%):
The E.W. Scripps Co., Class A (a)	3,850,000	$51,725
Consumer Discretionary (13.8%):
Asbury Automotive Group, Inc. (b)	533,550	55,025
Boyd Gaming Corp.	1,066,600	29,065
Choice Hotels International, Inc. (c)	495,175	43,813
Churchill Downs, Inc.	157,000	20,408
Core-Mark Holding Co., Inc.	2,083,350	63,584
Culp, Inc.	430,870	6,666
Dunkin' Brands Group, Inc.	471,050	37,034
Helen of Troy Ltd. (b)	392,975	58,852
Hyatt Hotels Corp., Class A	348,400	26,039
Murphy USA, Inc. (b)	401,200	47,314
Oxford Industries, Inc.	685,550	47,207
Penske Automotive Group, Inc. (c)	1,396,875	68,055
Steven Madden Ltd.	1,419,062	58,437
Texas Roadhouse, Inc.	1,166,525	65,910
Unifi, Inc. (a) (b)	1,302,900	35,569
Visteon Corp. (b) (c)	446,000	41,487
Wolverine World Wide, Inc.	2,409,293	71,507
		775,972
Consumer Staples (3.2%):
Casey's General Stores, Inc.	252,800	43,181
Flowers Foods, Inc. (c)	2,497,075	54,236
Sanderson Farms, Inc. (c)	532,975	82,510
		179,927
Energy (2.1%):
Delek US Holdings, Inc.	766,500	30,622
Helix Energy Solutions Group, Inc. (b) (c)	6,200,000	53,258
SRC Energy, Inc. (b)	8,962,650	27,963
Unit Corp. (a) (b)	2,833,564	5,781
		117,624
Financials (21.1%):
American Financial Group, Inc.	354,553	36,888
AMERISAFE, Inc.	842,350	53,514
Associated Bancorp, Class A	2,905,234	58,424
Axis Capital Holdings Ltd., Class A	1,141,575	67,843
Bank of Hawaii Corp.	970,000	84,690
Columbia Banking System, Inc.	1,347,500	52,957
Eagle Bancorp, Inc. (c)	946,050	42,705
FBL Financial Group, Inc., Class A	650,000	37,297
First American Financial Corp.	946,600	58,481
Horace Mann Educators Corp.	1,384,600	60,313
Independent Bank Corp.	806,721	66,216
Kemper Corp.	667,300	47,966
Kinsale Capital Group, Inc.	106,777	11,288

See notes to financial statements.

16

Victory Portfolios Victory Sycamore Small Company Opportunity Fund	Schedule of Portfolio Investments — continued October 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Lakeland Financial Corp. (c)	947,150	$44,090
Pinnacle Financial Partners, Inc. (c)	1,370,175	80,594
RenaissanceRe Holdings Ltd.	240,900	45,092
South State Corp. (c)	1,047,300	82,590
State Auto Financial Corp.	1,276,894	42,252
Stewart Information Services (c)	1,006,800	41,198
The Hanover Insurance Group, Inc.	144,475	19,029
UMB Financial Corp. (c)	992,450	64,767
Virtus Investment Partners, Inc. (c)	220,775	23,950
White Mountains Insurance Group Ltd.	59,900	64,153
		1,186,297
Health Care (5.4%):
AngioDynamics, Inc. (a) (b)	3,830,925	58,613
Avanos Medical, Inc., Class I (b)	1,530,125	67,387
Hanger, Inc. (a) (b) (c)	2,173,650	49,146
ICU Medical, Inc. (b) (c)	267,600	43,247
Natus Medical, Inc. (b)	806,800	27,173
NuVasive, Inc. (b)	809,875	57,129
		302,695
Industrials (20.7%):
ABM Industries, Inc.	1,257,925	45,864
Alamo Group, Inc. (c)	507,650	54,349
Altra Industrial Motion Corp.	494,100	15,218
Applied Industrial Technologies, Inc.	1,199,225	71,762
Astec Industries, Inc.	149,500	5,246
Carlisle Cos., Inc.	402,184	61,241
Crane Co.	915,100	70,023
EMCOR Group, Inc.	775,925	68,056
Encore Wire Corp.	866,200	48,680
Forward Air Corp.	826,602	57,176
FTI Consulting, Inc. (b)	260,850	28,399
Granite Construction, Inc.	79,300	1,867
Marten Transport Ltd.	2,048,000	44,360
Milacron Holdings Corp. (b)	3,020,500	50,503
Mueller Industries, Inc.	1,151,975	35,446
MYR Group, Inc. (a) (b)	1,026,700	35,329
Saia, Inc. (b)	504,225	44,977
TriMas Corp. (b)	1,801,150	58,213
UniFirst Corp.	355,225	71,342
Universal Forest Products, Inc. (c)	1,350,850	68,029
US Ecology, Inc. (c)	620,000	38,583
Viad Corp. (c)	793,650	48,428
Watts Water Technologies, Inc., Class A	726,400	67,737
Werner Enterprises, Inc.	1,953,600	71,306
		1,162,134
Information Technology (12.3%):
ADTRAN, Inc. (a)	2,697,400	23,764
Advanced Energy Industries, Inc. (b) (c)	1,058,550	62,560
See notes to financial statements.

17

Victory Portfolios Victory Sycamore Small Company Opportunity Fund	Schedule of Portfolio Investments — continued October 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Anixter International, Inc. (b)	1,152,650	$95,382
Littelfuse, Inc.	311,200	54,637
LogMeIn, Inc.	821,625	53,964
ManTech International Corp., Class A	744,800	58,973
MAXIMUS, Inc.	743,975	57,093
MicroStrategy, Inc. (b)	354,900	54,389
MKS Instruments, Inc.	667,000	72,183
NETGEAR, Inc. (b) (c)	1,542,700	41,915
Plexus Corp. (b) (c)	292,400	21,620
ScanSource, Inc. (b)	1,186,000	38,308
Sykes Enterprises, Inc. (b)	1,912,925	59,100
		693,888
Materials (7.6%):
Cabot Corp.	778,333	33,928
Kaiser Aluminum Corp.	449,525	48,135
Minerals Technologies, Inc. (c)	1,188,825	58,786
Orion Engineered Carbons SA	2,877,650	47,654
PolyOne Corp.	1,719,550	55,112
Silgan Holdings, Inc.	1,166,000	35,878
Sonoco Products Co.	993,050	57,299
Valvoline, Inc.	1,585,000	33,824
Worthington Industries, Inc.	1,548,900	57,015
		427,631
Real Estate (5.6%):
American Assets Trust, Inc.	841,425	41,196
Healthcare Realty Trust, Inc.	2,057,175	71,528
LTC Properties, Inc.	621,575	32,229
Rayonier, Inc.	2,230,100	60,168
Urstadt Biddle Properties, Inc., Class A	781,925	19,024
Washington Real Estate Investment Trust (c)	2,861,425	88,762
		312,907
Utilities (3.0%):
ALLETE, Inc.	560,400	48,229
MGE Energy, Inc.	528,300	40,700
NorthWestern Corp.	613,050	44,458
ONE Gas, Inc. (c)	393,100	36,495
		169,882
Total Common Stocks (Cost $4,608,158)		5,380,682
Exchange-Traded Funds (1.3%)
iShares Russell 2000 Value Index Fund ETF (c)	576,000	70,497
Total Exchange-Traded Funds (Cost $66,331)		70,497

See notes to financial statements.

18

Victory Portfolios Victory Sycamore Small Company Opportunity Fund	Schedule of Portfolio Investments — continued October 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Collateral for Securities Loaned^ (1.8%)
BlackRock Liquidity Funds TempFund, Institutional Class, 1.92% (d)	11,967,174	$11,967
Fidelity Investments Money Market Government Portfolio, Institutional Class, 1.75% (d)	28,399,561	28,399
Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class, 1.87% (d)	857,626	858
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 1.99% (d)	16,234,849	16,235
JPMorgan Prime Money Market Fund, Capital Class, 1.93% (d)	18,799,357	18,799
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 1.97% (d)	26,062,571	26,063
Total Collateral for Securities Loaned (Cost $102,321)		102,321
Total Investments (Cost $4,776,810) — 98.8%		5,553,500
Other assets in excess of liabilities — 1.2%		69,220
NET ASSETS — 100.00%		$5,622,720

^  Purchased with cash collateral from securities on loan.

(a)  Affiliated security (See Note 8).

(b)  Non-income producing security.

(c)  All or a portion of this security is on loan.

(d)  Rate disclosed is the daily yield on October 31, 2019.

ETF — Exchange-Traded Fund

See notes to financial statements.

19

Victory Portfolios	Statements of Assets and Liabilities October 31, 2019

(Amounts in Thousands, Except Per Share Amounts)

	Victory Sycamore Established Value Fund		Victory Sycamore Small Company Opportunity Fund
ASSETS:
Affiliated investments, at value (Cost $— and $348,909)	$—		$259,927
Unaffiliated investments, at value (Cost $9,877,372 and $4,427,901)	11,456,342	(a)	5,293,573	(b)
Cash and cash equivalents	405,936		205,257
Interest and dividends receivable	6,578		2,025
Receivable from affiliate on interfund lending	4,081		—
Receivable for capital shares issued	9,770		5,004
Receivable for investments sold	115,529		41,017
Receivable from Adviser	—	(c)	—
Prepaid expenses	68		34
Total Assets	11,998,304		5,806,837
LIABILITIES:
Payables:
Collateral received on loaned securities	222,937		102,321
Investments purchased	119,288		71,562
Capital shares redeemed	20,667		5,484
Accrued expenses and other payables:
Investment advisory fees	4,378		3,541
Administration fees	549		266
Custodian fees	80		39
Transfer agent fees	956		467
Chief Compliance Officer fees	8		4
Trustees' fees	28		17
12b-1 fees	412		110
Other accrued expenses	520		306
Total Liabilities	369,823		184,117
NET ASSETS:
Capital	9,499,038		4,570,836
Total distributable earnings/(loss)	2,129,443		1,051,884
Net Assets	$11,628,481		$5,622,720
Net Assets
Class A Shares	$1,802,034		$451,310
Class C Shares	79,066		—
Class I Shares	3,501,630		4,584,086
Class R Shares	823,796		279,090
Class R6 Shares	4,762,844		277,218
Class Y Shares	659,111		31,016
Total	$11,628,481		$5,622,720
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	44,953		9,994
Class C Shares	2,019		—
Class I Shares	87,291		100,286
Class R Shares	20,837		6,636
Class R6 Shares	118,692		6,071
Class Y Shares	16,433		683
Total	290,225		123,670

(continues on next page)

See notes to financial statements.

20

Victory Portfolios	Statements of Assets and Liabilities October 31, 2019

(Amounts in Thousands, Except Per Share Amounts)  (continued)

	Victory Sycamore Established Value Fund	Victory Sycamore Small Company Opportunity Fund
Net asset value, offering (except Class A Shares) and redemption price per share: (d)
Class A Shares	$40.09	$45.16
Class C Shares (e)	39.16	—
Class I Shares	40.12	45.71
Class R Shares	39.54	42.05
Class R6 Shares	40.13	45.66
Class Y Shares	40.11	45.39
Maximum Sales Charge — Class A Shares	5.75%	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$42.54	$47.92

(a)  Includes $215,583 of securities on loan.

(b)  Includes $98,660 of securities on loan.

(c)  Rounds to less than $1.

(d)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(e)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

21

Victory Portfolios	Statements of Operations For the Year Ended October 31, 2019

(Amounts in Thousands, Except Per Share Amounts)

	Victory Sycamore Established Value Fund	Victory Sycamore Small Company Opportunity Fund
Investment Income:
Interest from non-affiliates	$4,253	$2,526
Dividends from affiliates	—	1,399
Dividends from non-affiliates	210,039	87,878
Interfund lending income	47	—
Securities lending (net of fees)	273	306
Foreign tax withholding	—	(331)
Total Income	214,612	91,778
Expenses:
Investment advisory fees	49,355	39,868
Administration fees	6,716	3,237
12b-1 fees — Class A Shares	4,673	1,156
12b-1 fees — Class C Shares	820	—
12b-1 fees — Class R Shares	4,224	1,394
Custodian fees	467	231
Transfer agent fees — Class A Shares	2,375	696
Transfer agent fees — Class C Shares	100	—
Transfer agent fees — Class I Shares	2,057	2,829
Transfer agent fees — Class R Shares	799	255
Transfer agent fees — Class R6 Shares	1,188	3
Transfer agent fees — Class Y Shares	467	52
Trustees' fees	912	443
Chief Compliance Officer fees	87	42
Legal and audit fees	547	267
State registration and filing fees	317	171
Other expenses	1,161	715
Total Expenses	76,265	51,359
Net Investment Income (Loss)	138,347	40,419
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from affiliated investment transactions	—	(11,955)
Net realized gains (losses) from unaffiliated investment transactions	553,734	267,766
Net change in unrealized appreciation/depreciation on affiliated investments	—	(72,017)
Net change in unrealized appreciation/depreciation on unaffiliated investments	547,492	390,625
Net realized/unrealized gains (losses) on investments	1,101,226	574,419
Change in net assets resulting from operations	$1,239,573	$614,838

See notes to financial statements.

22

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Sycamore Established Value Fund		Victory Sycamore Small Company Opportunity Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
From Investment Activities:
Operations:
Net investment income (loss)	$138,347	$115,445	$40,419	$36,531
Net realized gains (losses) from affiliated and unaffiliated investment transactions	553,734	836,605	255,811	564,832
Net change in unrealized appreciation (depreciation) on affiliated and unaffiliated investments	547,492	(717,844)	318,608	(586,086)
Change in net assets resulting from operations	1,239,573	234,206	614,838	15,277
Distributions to Shareholders:
Class A Shares	(169,100)	(75,454)	(53,953)	(30,027)
Class C Shares	(7,200)	(2,641)	—	—
Class I Shares	(316,124)	(186,691)	(475,137)	(216,065)
Class R Shares	(76,258)	(31,232)	(33,313)	(17,144)
Class R6 Shares	(354,635)	(59,772)	(23,009)	(4,823)
Class Y Shares	(43,476)	(15,681)	(3,713)	(1,762)
Change in net assets resulting from distributions to shareholders	(966,793)	(371,471)	(589,125)	(269,821)
Change in net assets resulting from capital transactions	580,139	354,771	468,542	321,072
Change in net assets	852,919	217,506	494,255	66,528
Net Assets:
Beginning of period	10,775,562	10,558,056	5,128,465	5,061,937
End of period	$11,628,481	$10,775,562	$5,622,720	$5,128,465

(continues on next page)

See notes to financial statements.

23

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Sycamore Established Value Fund		Victory Sycamore Small Company Opportunity Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Capital Transactions:
Class A Shares
Proceeds from shares issued	$354,106	$391,843	$96,031	$118,885
Distributions reinvested	140,929	62,087	45,327	24,644
Cost of shares redeemed	(739,328)	(815,800)	(174,978)	(236,724)
Total Class A Shares	$(244,293)	$(361,870)	$(33,620)	$(93,195)
Class C Shares
Proceeds from shares issued	$3,767	$7,132	$—	$—
Distributions reinvested	6,686	2,424	—	—
Cost of shares redeemed	(22,418)	(20,048)	—	—
Total Class C Shares	$(11,965)	$(10,492)	$—	$—
Class I Shares
Proceeds from shares issued	$880,254	$1,395,898	$911,034	$993,338
Distributions reinvested	273,354	169,868	434,644	200,613
Cost of shares redeemed	(1,206,721)	(3,383,407)	(913,187)	(866,339)
Total Class I Shares	$(53,113)	$(1,817,641)	$432,491	$327,612
Class R Shares
Proceeds from shares issued	$119,414	$153,972	$40,972	$37,214
Distributions reinvested	73,094	29,591	31,790	16,163
Cost of shares redeemed	(279,535)	(284,445)	(77,878)	(85,267)
Total Class R Shares	$(87,027)	$(100,882)	$(5,116)	$(31,890)
Class R6 Shares
Proceeds from shares issued	$1,274,143	$3,025,909	$102,798	$147,778
Distributions reinvested	345,033	58,065	22,339	4,823
Cost of shares redeemed	(829,351)	(404,289)	(49,049)	(32,850)
Total Class R6 Shares	$789,825	$2,679,685	$76,088	$119,751
Class Y Shares
Proceeds from shares issued	$333,916	$229,752	$7,131	$4,999
Distributions reinvested	37,685	13,058	1,272	517
Cost of shares redeemed	(184,889)	(276,839)	(9,704)	(6,722)
Total Class Y Shares	$186,712	$(34,029)	$(1,301)	$(1,206)
Change in net assets resulting from capital transactions	$580,139	$354,771	$468,542	$321,072

  (continues on next page)

See notes to financial statements.

24

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Sycamore Established Value Fund		Victory Sycamore Small Company Opportunity Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Share Transactions:
Class A Shares
Issued	9,514	9,528	2,275	2,480
Reinvested	4,199	1,524	1,215	524
Redeemed	(19,577)	(19,865)	(4,096)	(4,924)
Total Class A Shares	(5,864)	(8,813)	(606)	(1,920)
Class C Shares
Issued	105	178	—	—
Reinvested	206	61	—	—
Redeemed	(621)	(498)	—	—
Total Class C Shares	(310)	(259)	—	—
Class I Shares
Issued	23,417	33,958	21,227	20,357
Reinvested	8,111	4,167	11,502	4,219
Redeemed	(32,973)	(80,850)	(21,333)	(17,803)
Total Class I Shares	(1,445)	(42,725)	11,396	6,773
Class R Shares
Issued	3,186	3,819	1,036	819
Reinvested	2,212	736	915	366
Redeemed	(7,552)	(6,994)	(1,957)	(1,887)
Total Class R Shares	(2,154)	(2,439)	(6)	(702)
Class R6 Shares
Issued	33,711	72,178	2,402	3,032
Reinvested	10,212	1,413	592	102
Redeemed	(21,871)	(9,777)	(1,136)	(673)
Total Class R6 Shares	22,052	63,814	1,858	2,461
Class Y Shares
Issued	8,883	5,577	172	103
Reinvested	1,114	320	34	11
Redeemed	(4,909)	(6,717)	(230)	(140)
Total Class Y Shares	5,088	(820)	(24)	(26)
Change in Shares	17,367	8,758	12,618	6,586

See notes to financial statements.

25

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Sycamore Established Value Fund
Class A
Year Ended 10/31/19	$39.52	0.40	(b)	3.61	4.01	(0.39)	(3.05)
Year Ended 10/31/18	$40.01	0.35	(b)	0.48	0.83	(0.33)	(0.99)
Year Ended 10/31/17	$33.82	0.22	(b)	6.53	6.75	(0.21)	(0.35)
Year Ended 10/31/16	$35.55	0.23	(b)	1.50	1.73	(0.22)	(3.24)
Year Ended 10/31/15	$37.01	0.44		3.07	3.51	(0.41)	(4.56)
Class C
Year Ended 10/31/19	$38.69	0.11	(b)	3.53	3.64	(0.12)	(3.05)
Year Ended 10/31/18	$39.22	0.03	(b)	0.46	0.49	(0.03)	(0.99)
Year Ended 10/31/17	$33.26	(0.09	)(b)	6.44	6.35	(0.04)	(0.35)
3/1/16(c) through 10/31/16	$29.08	(0.09)		4.37	4.28	(0.10)	—
Class I
Year Ended 10/31/19	$39.55	0.52	(b)	3.62	4.14	(0.52)	(3.05)
Year Ended 10/31/18	$40.04	0.47	(b)	0.48	0.95	(0.45)	(0.99)
Year Ended 10/31/17	$33.83	0.32	(b)	6.56	6.88	(0.32)	(0.35)
Year Ended 10/31/16	$35.56	0.30	(b)	1.52	1.82	(0.31)	(3.24)
Year Ended 10/31/15	$37.01	0.56		3.08	3.64	(0.53)	(4.56)
Class R
Year Ended 10/31/19	$39.03	0.31	(b)	3.57	3.88	(0.32)	(3.05)
Year Ended 10/31/18	$39.54	0.26	(b)	0.48	0.74	(0.26)	(0.99)
Year Ended 10/31/17	$33.43	0.14	(b)	6.46	6.60	(0.14)	(0.35)
Year Ended 10/31/16	$35.18	0.17	(b)	1.48	1.65	(0.16)	(3.24)
Year Ended 10/31/15	$36.67	0.38		3.04	3.42	(0.35)	(4.56)
Class R6
Year Ended 10/31/19	$39.55	0.52	(b)	3.63	4.15	(0.52)	(3.05)
Year Ended 10/31/18	$40.05	0.49	(b)	0.48	0.97	(0.48)	(0.99)
Year Ended 10/31/17	$33.85	0.35	(b)	6.54	6.89	(0.34)	(0.35)
Year Ended 10/31/16	$35.56	0.31	(b)	1.55	1.86	(0.33)	(3.24)
Year Ended 10/31/15	$37.02	0.55		3.08	3.63	(0.53)	(4.56)
Class Y
Year Ended 10/31/19	$39.54	0.50	(b)	3.63	4.13	(0.51)	(3.05)
Year Ended 10/31/18	$40.04	0.46	(b)	0.48	0.94	(0.45)	(0.99)
Year Ended 10/31/17	$33.83	0.31	(b)	6.57	6.88	(0.32)	(0.35)
Year Ended 10/31/16	$35.56	0.28	(b)	1.53	1.81	(0.30)	(3.24)
Year Ended 10/31/15	$37.02	0.49		3.08	3.57	(0.47)	(4.56)

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Commencement of operations.

See notes to financial statements.

26

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets						Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)		Net Expenses		Net Investment Income (Loss)		Gross Expenses		Net Assets, End of Period (000's)	Portfolio Turnover(a)
Victory Sycamore Established Value Fund
Class A
Year Ended 10/31/19	(3.44)	$40.09	11.96%		0.92%		1.06%		0.92%		$1,802,034	34%
Year Ended 10/31/18	(1.32)	$39.52	2.01%		0.89%		0.85%		0.89%		$2,008,143	36%
Year Ended 10/31/17	(0.56)	$40.01	20.12%		0.90%		0.58%		0.90%		$2,386,049	32%
Year Ended 10/31/16	(3.46)	$33.82	5.80%		0.95%		0.69%		0.95%		$1,735,974	40%
Year Ended 10/31/15	(4.97)	$35.55	10.08%		0.99%		1.21%		0.99%		$1,076,956	58%
Class C
Year Ended 10/31/19	(3.17)	$39.16	11.10%		1.68%		0.30%		1.68%		$79,066	34%
Year Ended 10/31/18	(1.02)	$38.69	1.19%		1.68%		0.07%		1.68%		$90,128	36%
Year Ended 10/31/17	(0.39)	$39.22	19.20%		1.70%		(0.24)%		1.70%		$101,506	32%
3/1/16(c) through 10/31/16	(0.10)	$33.26	14.75	%(d)	1.80	%(e)	(0.40	)%(e)	1.80	%(e)	$25,146	40	%(d)
Class I
Year Ended 10/31/19	(3.57)	$40.12	12.31%		0.60%		1.37%		0.60%		$3,501,630	34%
Year Ended 10/31/18	(1.44)	$39.55	2.30%		0.59%		1.14%		0.59%		$3,509,093	36%
Year Ended 10/31/17	(0.67)	$40.04	20.50%		0.62%		0.85%		0.62%		$5,263,053	32%
Year Ended 10/31/16	(3.55)	$33.83	6.08%		0.69%		0.91%		0.69%		$2,590,122	40%
Year Ended 10/31/15	(5.09)	$35.56	10.51%		0.63%		1.55%		0.63%		$761,549	58%
Class R
Year Ended 10/31/19	(3.37)	$39.54	11.72%		1.13%		0.84%		1.13%		$823,796	34%
Year Ended 10/31/18	(1.25)	$39.03	1.80%		1.10%		0.65%		1.10%		$897,277	36%
Year Ended 10/31/17	(0.49)	$39.54	19.89%		1.10%		0.38%		1.10%		$1,005,561	32%
Year Ended 10/31/16	(3.40)	$33.43	5.60%		1.13%		0.54%		1.13%		$784,442	40%
Year Ended 10/31/15	(4.91)	$35.18	9.91%		1.16%		1.05%		1.16%		$705,436	58%
Class R6
Year Ended 10/31/19	(3.57)	$40.13	12.35%		0.58%		1.38%		0.58%		$4,762,844	34%
Year Ended 10/31/18	(1.47)	$39.55	2.34%		0.57%		1.19%		0.57%		$3,822,378	36%
Year Ended 10/31/17	(0.69)	$40.05	20.54%		0.54%		0.91%		0.54%		$1,314,843	32%
Year Ended 10/31/16	(3.57)	$33.85	6.20%		0.59%		0.93%		0.59%		$458,750	40%
Year Ended 10/31/15	(5.09)	$35.56	10.48%		0.63%		1.47%		0.65	%(f)	$52,450	58%
Class Y
Year Ended 10/31/19	(3.56)	$40.11	12.28%		0.63%		1.32%		0.63%		$659,111	34%
Year Ended 10/31/18	(1.44)	$39.54	2.27%		0.62%		1.13%		0.62%		$448,543	36%
Year Ended 10/31/17	(0.67)	$40.04	20.51%		0.60%		0.81%		0.60%		$487,044	32%
Year Ended 10/31/16	(3.54)	$33.83	6.03%		0.72%		0.85%		0.72%		$50,765	40%
Year Ended 10/31/15	(5.03)	$35.56	10.27%		0.83%		1.36%		0.94	%(f)	$10,200	58%

(d)  Not annualized for periods less than one year.

(e)  Annualized for periods less than one year.

(f)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

27

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Sycamore Small Company Opportunity Fund
Class A
Year Ended 10/31/19	$45.91	0.22	(b)	4.22	4.44	(0.10)	(5.09)
Year Ended 10/31/18	$48.23	0.22	(b)	(0.09)	0.13	(0.21)	(2.24)
Year Ended 10/31/17	$39.74	0.11	(b)	10.44	10.55	(0.12)	(1.94)
Year Ended 10/31/16	$40.01	0.10	(b)	3.05	3.15	(0.05)	(3.37)
Year Ended 10/31/15	$42.01	0.03		1.60	1.63	—	(3.63)
Class I
Year Ended 10/31/19	$46.43	0.35	(b)	4.28	4.63	(0.26)	(5.09)
Year Ended 10/31/18	$48.75	0.37	(b)	(0.09)	0.28	(0.36)	(2.24)
Year Ended 10/31/17	$40.12	0.25	(b)	10.55	10.80	(0.23)	(1.94)
Year Ended 10/31/16	$40.37	0.21	(b)	3.08	3.29	(0.17)	(3.37)
Year Ended 10/31/15	$42.31	0.16		1.62	1.78	(0.09)	(3.63)
Class R
Year Ended 10/31/19	$43.13	0.13	(b)	3.91	4.04	(0.03)	(5.09)
Year Ended 10/31/18	$45.47	0.10	(b)	(0.08)	0.02	(0.12)	(2.24)
Year Ended 10/31/17	$37.59	0.01	(b)	9.86	9.87	(0.05)	(1.94)
Year Ended 10/31/16	$38.06	0.02	(b)	2.88	2.90	—	(3.37)
Year Ended 10/31/15	$40.21	(0.05)		1.53	1.48	—	(3.63)
Class R6
Year Ended 10/31/19	$46.38	0.36	(b)	4.28	4.64	(0.27)	(5.09)
Year Ended 10/31/18	$48.69	0.30	(b)	— (c)	0.30	(0.37)	(2.24)
Year Ended 10/31/17	$40.08	0.21	(b)	10.58	10.79	(0.24)	(1.94)
12/15/15(d) through 10/31/16	$38.97	0.13	(b)	4.54	4.67	(0.19)	(3.37)
Class Y
Year Ended 10/31/19	$46.13	0.30	(b)	4.24	4.54	(0.19)	(5.09)
Year Ended 10/31/18	$48.33	0.29	(b)	(0.09)	0.20	(0.16)	(2.24)
Year Ended 10/31/17	$39.84	0.20	(b)	10.40	10.60	(0.17)	(1.94)
Year Ended 10/31/16	$40.10	0.13	(b)	3.07	3.20	(0.09)	(3.37)
Year Ended 10/31/15	$42.06	0.10		1.59	1.69	(0.02)	(3.63)

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Rounds to less than $0.005.

(d)  Commencement of operations.

(e)  Not annualized for periods less than one year.

(f)  Annualized for periods less than one year.

(g)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

28

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets						Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)		Net Expenses		Net Investment Income (Loss)		Gross Expenses		Net Assets, End of Period (000's)	Portfolio Turnover(a)
Victory Sycamore Small Company Opportunity Fund
Class A
Year Ended 10/31/19	(5.19)	$45.16	12.10%		1.25%		0.51%		1.25%		$451,310	34%
Year Ended 10/31/18	(2.45)	$45.91	0.17%		1.22%		0.46%		1.22%		$486,622	43%
Year Ended 10/31/17	(2.06)	$48.23	27.02%		1.23%		0.25%		1.23%		$603,851	36%
Year Ended 10/31/16	(3.42)	$39.74	8.66%		1.26%		0.25%		1.26%		$529,545	59%
Year Ended 10/31/15	(3.63)	$40.01	3.94%		1.30%		0.08%		1.30%		$437,280	53%
Class I
Year Ended 10/31/19	(5.35)	$45.71	12.49%		0.92%		0.82%		0.92%		$4,584,086	34%
Year Ended 10/31/18	(2.60)	$46.43	0.49%		0.88%		0.76%		0.88%		$4,127,411	43%
Year Ended 10/31/17	(2.17)	$48.75	27.44%		0.90%		0.56%		0.90%		$4,003,419	36%
Year Ended 10/31/16	(3.54)	$40.12	8.99%		0.96%		0.56%		0.96%		$2,428,803	59%
Year Ended 10/31/15	(3.72)	$40.37	4.30%		0.96%		0.40%		0.96%		$2,049,885	53%
Class R
Year Ended 10/31/19	(5.12)	$42.05	11.89%		1.44%		0.32%		1.44%		$279,090	34%
Year Ended 10/31/18	(2.36)	$43.13	(0.06)%		1.44%		0.23%		1.44%		$286,480	43%
Year Ended 10/31/17	(1.99)	$45.47	26.73%		1.45%		0.03%		1.45%		$333,944	36%
Year Ended 10/31/16	(3.37)	$37.59	8.42%		1.48%		0.05%		1.48%		$302,652	59%
Year Ended 10/31/15	(3.63)	$38.06	3.73%		1.52%		(0.13)%		1.52%		$274,917	53%
Class R6
Year Ended 10/31/19	(5.36)	$45.66	12.52%		0.87%		0.84%		0.87%		$277,218	34%
Year Ended 10/31/18	(2.61)	$46.38	0.52%		0.87%		0.62%		0.87%		$195,360	43%
Year Ended 10/31/17	(2.18)	$48.69	27.44%		0.90%		0.46%		0.90%		$85,307	36%
12/15/15(d) through 10/31/16	(3.56)	$40.08	12.86	%(e)	0.98	%(f)	0.39	%(f)	1.12	%(f)(g)	$21,044	59	%(e)
Class Y
Year Ended 10/31/19	(5.28)	$45.39	12.31%		1.07%		0.69%		1.07%		$31,016	34%
Year Ended 10/31/18	(2.40)	$46.13	0.33%		1.06%		0.61%		1.06%		$32,592	43%
Year Ended 10/31/17	(2.11)	$48.33	27.10%		1.15%		0.45%		1.25	%(g)	$35,416	36%
Year Ended 10/31/16	(3.46)	$39.84	8.79%		1.15%		0.34%		1.39	%(g)	$141,097	59%
Year Ended 10/31/15	(3.65)	$40.10	4.10%		1.15%		0.23%		1.33	%(g)	$76,761	53%

See notes to financial statements.

29

Victory Portfolios	Notes to Financial Statements October 31, 2019

1. Organization:

Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust as a successor to a company named "The Victory Portfolios," which was organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 42 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share. Each Fund is classified as diversified under the 1940 Act.

The accompanying financial statements are those of the following two Funds (collectively, the "Funds" and individually, a "Fund").

Funds (Legal Name)	Funds (Short Name)*	Investment Share Classes Offered
Victory Sycamore Established Value Fund	Sycamore Established Value Fund	Class A, C, I, R, R6 and Y
Victory Sycamore Small Company Opportunity Fund	Sycamore Small Company Opportunity Fund	Class A, I, R, R6 and Y

*  The Funds are generally closed to new investors. The Funds will continue to be available for investment (by direct purchase or exchange) by only: existing shareholders, investors that purchase shares through certain intermediaries, retirement plans that purchase shares through certain record keepers, and current and retired Fund trustees, officers, employees of Victory Capital Management Inc. and affiliated providers, and their family members.

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

30

Victory Portfolios	Notes to Financial Statements — continued October 31, 2019

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

A summary of the valuations as of October 31, 2019, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedules of Portfolio Investments (amounts in thousands):

	LEVEL 1 — Quoted Prices	Total
	Investments in Securities	Investments in Securities
Sycamore Established Value Fund
Common Stocks	$11,062,314	$11,062,314
Exchange-Traded Funds	171,091	171,091
Collateral for Securities Loaned	222,937	222,937
Total	11,456,342	11,456,342
Sycamore Small Company Opportunity Fund
Common Stocks	5,380,682	5,380,682
Exchange-Traded Funds	70,497	70,497
Collateral for Securities Loaned	102,321	102,321
Total	5,553,500	5,553,500

For the year ended October 31, 2019, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

Real Estate Investment Trusts ("REITS"):

The Funds may invest in REITS which report information on the source of their distributions annually. REITS are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITS during the year are recorded as realized gains or return of capital as estimated by the Funds or when such information becomes known.

31

Victory Portfolios	Notes to Financial Statements — continued October 31, 2019

Investment Companies:

Exchange-Traded Funds:

The Funds may invest in ETFs. ETFs are a type of index fund, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Funds may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Pay-down gains or losses on applicable securities, if any, are recorded as components of interest income on the Statements of Operations.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted in the Funds' Schedules of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Funds' Schedules of Portfolio Investments. During the time portfolio securities are on loan, the borrower will pay the Funds any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Funds also earn a return from the collateral. The Funds pay the Agent various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by a Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the

32

Victory Portfolios	Notes to Financial Statements — continued October 31, 2019

same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table (amounts in thousands) is a summary of the Funds' securities lending transactions which are subject to offset under the MSLA as of October 31, 2019. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral, and greater than overnight and continuous contractual maturity for non-cash collateral.

	Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
	Securities on Loan)	Collateral Received*	<30Days	Between 30 & 90 Days	>90 Days	Net Amount
Sycamore Established Value Fund	$215,583	$215,583	$—	$—	$—	$—
Sycamore Small Company Opportunity Fund	98,660	98,660	—	—	—	—

*  Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Statements of Assets and Liabilities.

Distributions to Shareholders:

Dividends from net investment income, if any, are declared and paid quarterly for the Sycamore Established Value Fund. Dividends from net investment income, if any, are declared and paid annually for the Sycamore Small Company Opportunity Fund. Distributable net realized gains, if any, are declared and distributed at least annually from each Fund.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of October 31.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

33

Victory Portfolios	Notes to Financial Statements — continued October 31, 2019

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in cross-trades which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended October 31, 2019, the Funds did not engage in any Rule 17a-7 transactions under the 1940 Act.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2019 were as follows (amounts in thousands):

	Purchases	Sales
Sycamore Established Value Fund	$3,652,559	$4,069,104
Sycamore Small Company Opportunity Fund	1,753,506	1,786,310

For the year ended October 31, 2019, there were no purchases or sales of U.S. Government Securities.

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware Corporation and a wholly-owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreements, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

Adviser Fee Tier Rate
Sycamore Established Value Fund
Up to $100 million	0.65%
$100 million — $200 million	0.55%
Over $200 million	0.45%
Sycamore Small Company Opportunity Fund
Up to $500 million	0.85%
Over $500 million	0.75%

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios II (collectively, the "Victory Funds Complex"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Victory Funds Complex and 0.04% of the average daily net assets over $30 billion of the Victory Funds Complex.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank N.A., acts as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Services

34

Victory Portfolios	Notes to Financial Statements — continued October 31, 2019

Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Victory Funds Complex compensates the Adviser for these services.

The Victory Funds Complex pays an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Funds Complex and are presented in the Statements of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust. Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A Shares, at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of the Funds, and 1.00% of the average daily net assets of Class C Shares of the Funds. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class R or Class C Shares of the Funds.

In addition, the Distributor is entitled to receive commissions on sales of the Class A Shares of the Funds. For the year ended October 31, 2019, the Distributor received approximately $31 thousand from commissions earned on sales of Class A Shares of the Funds.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of October 31, 2019, the expense limits (excluding voluntary waivers) are as follows:

	In effect November 1, 2018 until February 29, 2020
	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class R6 Shares	Class Y Shares
Sycamore Established Value Fund	N/A	1.84%	N/A	N/A	N/A	N/A
Sycamore Small Company Opportunity Fund	N/A	N/A	N/A	N/A	N/A	1.15%

The Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. Amounts repaid to the Adviser during the year ended, if any, are reflected on the Statements of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser."

35

Victory Portfolios	Notes to Financial Statements — continued October 31, 2019

As of October 31, 2019, the following amounts are available to be repaid to the Adviser (amounts in thousands).

	Expires 10/31/20	Total
Sycamore Small Company Opportunity Fund	$79	$79

The Adviser, may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended October 31, 2019.

Certain officers and/or interested trustees of the Funds are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant, and Legal Counsel.

5. Risks:

Each Fund may be subject to other risks in addition to these identified risks.

An investment in the Funds' shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds' shares. An investment in the Funds' shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds' distributions.

The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties for financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6. Borrowing and Interfund Lending:

Line of Credit:

Effective July 1, 2019, the Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. The current agreement was amended on June 28, 2019 with a new termination date of June 29, 2020. Citibank receives an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Interest charged to each Fund during the period is presented on the Statements of Operations under Line of credit fees. Prior to July 1, 2019. The Victory Funds Complex excluded the USAA Mutual Funds Trust and could borrow up to $250 million, of which $100 million was committed and $150 million was uncommitted. $40 million of the Line of Credit was reserved for use by the Victory Floating Rate Fund, with that Fund paying the related commitment fees for that amount. Citibank received an annual commitment fee of 0.15% on $100 million for providing the Line of Credit.

The Funds did not utilize the Line of Credit during the year ended October 31, 2019.

36

Victory Portfolios	Notes to Financial Statements — continued October 31, 2019

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows each Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to each Fund during the period is presented on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by each Fund during the period is presented on the Statements of Operations under Interfund lending.

The average borrowing and lending for the days outstanding and average interest rate for each Fund during the year ended October 31, 2019 were as follows (amounts in thousands):

	Borrower or Lender	Amount Outstanding at October 31, 2019	Average Lending*	Days Lending Outstanding	Average Interest Rate*	Maximum Lending During the Period
Sycamore Established Value Fund	Lender	$4,081	$4,958	122	2.66%	$50,487
Sycamore Small Company Opportunity Fund	Lender	—	606	9	2.84%	1,331

*  For the year ended October 31, 2019, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The tax character of distributions during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

	Year Ended October 31, 2019
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Sycamore Established Value Fund	$209,182	$757,611	$966,793	$966,793
Sycamore Small Company Opportunity Fund	134,592	454,533	589,125	589,125
	Year Ended October 31, 2018
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Sycamore Established Value Fund	$169,596	$201,875	$371,471	$371,471
Sycamore Small Company Opportunity Fund	79,382	190,439	269,821	269,821
37

Victory Portfolios	Notes to Financial Statements — continued October 31, 2019

As of the tax year ended October 31, 2019, the components of distributable earnings/accumulated deficit on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Deficit)
Sycamore Established Value Fund	$45,790	$517,492	$563,282	$—	$—	$1,566,186	$2,129,468
Sycamore Small Company Opportunity Fund	58,670	224,772	283,442	—	—	768,469	1,051,911

*  Qualified late-year losses are comprised of post-October capital losses incurred after October 31 and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31 and specified losses incurred after October 31. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

At October 31, 2019, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Sycamore Established Value Fund	$9,890,156	$2,055,190	$(489,004)	$1,566,186
Sycamore Small Company Opportunity Fund	4,785,031	1,007,557	(239,088)	768,469

8. Affiliated Securities:

An affiliated security is a security in which the Fund has ownership of at least 5% of the security's outstanding voting shares or an investment company managed by VCM. Transactions in affiliated securities during the year ended October 31, 2019 were as follows (amounts in thousands):

	Fair Value 10/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 10/31/2019	Dividend Income
Sycamore Small Company Opportunity Fund
ADTRAN Inc.	$34,831	$1,085	$(326)	$(226)	$—	$(11,600)	$23,764	$698
Angiodynamics Inc.	27,301	50,535	—	—	—	(19,223)	58,613	—
Hanger Inc.	20,595	21,056	—	—	—	7,495	49,146	—
Myr Group Inc.	41,816	1,949	(10,337)	292	—	1,609	35,329	—
The E.W. Scripps Co., Class A	67,480	11,764	(20,475)	2,945	—	(9,989)	51,725	701
Unifi Inc.	29,823	—	—	—	—	5,746	35,569	—
Unit Corp.	63,624	4,135	(957)	(14,966)	—	(46,055)	5,781	—
Total	$285,470	$90,524	$(32,095)	$(11,955)	$—	$(72,017)	$259,927	$1,399

38

Victory Portfolios	Notes to Financial Statements — continued October 31, 2019

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of October 31, 2019, no shareholder held more than 25% of the shares outstanding of any Fund.

10. Recent Accounting Pronouncements:

In March 2017, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2017-08 "Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management does not believe that adoption of ASU 2017-08 will materially impact the Funds' financial statements.

11. Subsequent Events:

The Funds have evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Funds' financial statements.

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Victory Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Victory Sycamore Established Value Fund and Victory Sycamore Small Company Opportunity Fund (the "Funds"), each a series of Victory Portfolios, as of October 31, 2019, the related statements of operations and changes in net assets, included the related notes, and the financial highlights for the year then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds' financial statements and financial highlights for the years ended October 31, 2018 and prior, were audited by other auditors whose report dated December 21, 2018, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 30, 2019

40

Victory Portfolios	Supplemental Information October 31, 2019

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act.

Each Trustee oversees 42 portfolios in the Trust, nine portfolios in Victory Variable Insurance Funds, and 24 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 68	Trustee	May 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, 72	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Director, Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 68*	Trustee	May 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.

41

Victory Portfolios	Supplemental Information — continued October 31, 2019

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Dennis M. Bushe, 75	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).
Sally M. Dungan, 65	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
John L. Kelly, 66	Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016- September 2017); Advisor, Endgate Commodities LLC (January 2016-April 2016); Managing Partner, Endgate Commodities LLC (August 2014-January 2016).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 62*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 58	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, 74	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 47**	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), the Adviser; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013).	Trustee, USAA Mutual Funds Trust.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling 800-539-3863.

42

Victory Portfolios	Supplemental Information — continued October 31, 2019

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 57	President	February 2006*	Director of Fund Administration, the Adviser.
Scott A. Stahorsky, 50	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 45	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, 54	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 35	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Advisers, Inc. (since 2018).
Colin Kinney, 46	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 59	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 65	Assistant Secretary	December 1997	Partner, Shearman & Sterling LLP (since 2018); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

43

Victory Portfolios	Supplemental Information — continued October 31, 2019

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Prior to the implementation of Form N-PORT, the Trust filed a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-PORT and Forms N-Q are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019 through October 31, 2019.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

44

Victory Portfolios	Supplemental Information — continued October 31, 2019

  (Unaudited)

	Beginning Account Value 5/1/19	Actual Ending Account Value 10/31/19	Hypothetical Ending Account Value 10/31/19	Actual Expenses Paid During Period 5/1/19- 10/31/19*	Hypothetical Expenses Paid During Period 5/1/19- 10/31/19*	Annualized Expense Ratio During Period 5/1/19- 10/31/19
Sycamore Established Value Fund
Class A Shares	$1,000.00	$1,030.30	$1,020.62	$4.66	$4.63	0.91%
Class C Shares	1,000.00	1,026.30	1,016.79	8.53	8.49	1.67%
Class I Shares	1,000.00	1,032.00	1,022.23	3.02	3.01	0.59%
Class R Shares	1,000.00	1,029.10	1,019.51	5.78	5.75	1.13%
Class R6 Shares	1,000.00	1,032.00	1,022.23	3.02	3.01	0.59%
Class Y Shares	1,000.00	1,031.50	1,021.93	3.33	3.31	0.65%
Sycamore Small Company Opportunity Fund
Class A Shares	1,000.00	1,029.90	1,018.90	6.40	6.36	1.25%
Class I Shares	1,000.00	1,031.60	1,020.52	4.76	4.74	0.93%
Class R Shares	1,000.00	1,028.90	1,018.00	7.31	7.27	1.43%
Class R6 Shares	1,000.00	1,031.60	1,020.82	4.46	4.43	0.87%
Class Y Shares	1,000.00	1,030.90	1,019.86	5.43	5.40	1.06%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

45

Victory Portfolios	Supplemental Information — continued October 31, 2019

  (Unaudited)

Additional Federal Income Tax Information

For the year ended October 31, 2019, the Funds paid qualified dividend income for the purposes of reduced individual federal income tax rates of:

Amount
Sycamore Established Value Fund	96%
Sycamore Small Company Opportunity Fund	53%

Dividends qualified for corporate dividends received deductions of:

Amount
Sycamore Established Value Fund	94%
Sycamore Small Company Opportunity Fund	63%

For the year ended October 31, 2019, the Funds designated short-term capital gain distributions (in thousands):

Amount
Sycamore Established Value Fund	$71,853
Sycamore Small Company Opportunity Fund	105,704

For the year ended October 31, 2019, the following Funds designated long-term capital gain distributions (in thousands):

Amount
Sycamore Established Value Fund	$757,611
Sycamore Small Company Opportunity Fund	454,533

46

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VP-SMF-AR  (10/19)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics in included as an Exhibit.

(b)         During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial experts are David L. Meyer and E. Lee Beard, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2019	2018
(a) Audit Fees (1)	$96,000	$15,914
(b) Audit-Related Fees (2)	0	0
(c) Tax Fees (3)	28,500	6,366
(d) All Other Fees (4)	0	0

(1) Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.  Audit fees billed were for professional services provided by Cohen & Company, Ltd for audit compliance, audit advice and audit planning.

(2) Represents the fee for assurance and related services by Cohen & Company, Ltd reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3) Represents the aggregate tax fee billed for professional services rendered by Cohen & Company, Ltd for tax compliance, tax advice, international tax fee transactions and tax planning.  Such tax services included the review of income and excise tax returns for the Registrant.

(4) For the fiscal years ended August 31, 2019 and August 31, 2018, there were no fees billed for professional services rendered by Cohen & Company, Ltd to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for 2019 and 2018 are for recurring tax fees for the preparation of the federal and state tax returns and procedures performed relating to the Registrant’s analysis of complex securities.

(e)(1) The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged with these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c)(7)(i)(C).

(f) Not applicable.

(g)

2019	$87,917
2018	$133,280

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the Registrant’s investment adviser (and the adviser’s relevant affiliated), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)                       Not applicable.

(b)                       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)                   Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b)                   Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Portfolios

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	December 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer

Date	December 24, 2019

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	December 26, 2019